              --------------------------------------------------
                                  WEC COMPANY
              --------------------------------------------------



              --------------------------------------------------
              --------------------------------------------------


                          LOAN AND SECURITY AGREEMENT

                           Dated:  February 7, 2001

                                  $50,000,000


              --------------------------------------------------
              --------------------------------------------------



              --------------------------------------------------
                           FLEET CAPITAL CORPORATION
               Individually and as Agent for any Lender which is
                           or becomes a Party hereto
              --------------------------------------------------

                               TABLE OF CONTENTS

                                                                            Page
                                                                            ----
SECTION 1. CREDIT FACILITY................................................    1
   1.1.    Loans..........................................................    1
   1.2.    Letters of Credit; LC Guaranties...............................    2

SECTION 2. INTEREST, FEES AND CHARGES.....................................    3
   2.1.    Interest.......................................................    3
   2.2.    Computation of Interest and Fees...............................    3
   2.3.    LIBOR Option...................................................    3
   2.4.    Fee Letter.....................................................    5
   2.5.    Letter of Credit and LC Guaranty Fees..........................    5
   2.6.    Unused Line Fee................................................    5
   2.7.    Prepayment Fee.................................................    6
   2.8.    Capital Adequacy...............................................    6
   2.9.    Audit Fees.....................................................    6
   2.10.   Reimbursement of Expenses......................................    7
   2.11.   Bank Charges...................................................    7
   2.12.   Collateral Protection Expenses; Appraisals.....................    8
   2.13.   Payment of Charges.............................................    8
   2.14.   No Deductions..................................................    8
   2.15.   Fees Relating to Dealer Financing Arrangement..................    9

SECTION 3. LOAN ADMINISTRATION............................................    9
   3.1.    Manner of Borrowing Revolving Credit Loans.....................    9
   3.2.    Payments.......................................................   11
   3.3.    Mandatory and Optional Prepayments.............................   12
   3.4.    Application of Payments and Collections........................   13
   3.5.    All Loans to Constitute One Obligation.........................   14
   3.6.    Loan Account...................................................   14
   3.7.    Statements of Account..........................................   14
   3.8.    Sharing of Payments, Etc.......................................   14

SECTION 4. TERM AND TERMINATION...........................................   15
   4.1.    Term of Agreement..............................................   15
   4.2.    Termination....................................................   15

SECTION 5. SECURITY INTERESTS.............................................   16
   5.1.    Security Interest in Collateral................................   16
   5.2.    Lien Perfection; Further Assurances............................   16
   5.3.    Lien on Realty.................................................   17

SECTION 6. COLLATERAL ADMINISTRATION......................................   17
   6.1.    General........................................................   17
   6.2.    Administration of Accounts.....................................   18
   6.3.    Records and Reports of Inventory...............................   20
   6.4.    Administration of Equipment....................................   20

SECTION 7. REPRESENTATIONS AND WARRANTIES.................................   21
   7.1.    General Representations and Warranties.........................   21
   7.2.    Continuous Nature of Representations and Warranties............   28
   7.3.    Survival of Representations and Warranties.....................   28

SECTION 8. COVENANTS AND CONTINUING AGREEMENTS............................   28
   8.1.    Affirmative Covenants..........................................   28
   8.2.    Negative Covenants.............................................   32
   8.3.    Specific Financial Covenants...................................   40

SECTION 9. CONDITIONS PRECEDENT...........................................   40
   9.1.    Documentation..................................................   40
   9.2.    No Default.....................................................   40
   9.3.    Other Conditions...............................................   40
   9.4.    Excess Availability............................................   41
   9.5.    No Litigation..................................................   41
   9.6.    Material Adverse Effect........................................   41

SECTION 10. EVENTS OF DEFAULT; RIGHTS AND REMEDIES ON DEFAULT.............   41
   10.1.   Events of Default..............................................   41
   10.2.   Acceleration of the Obligations................................   44
   10.3.   Other Remedies.................................................   44
   10.4.   Set Off and Sharing of Payments................................   46
   10.5.   Remedies Cumulative; No Waiver.................................   46

SECTION 11. THE AGENT.....................................................   47
   11.1.   Authorization and Action.......................................   47
   11.2.   Agent's Reliance, Etc..........................................   47
   11.3.   Fleet and Affiliates...........................................   48
   11.4.   Lender Credit Decision.........................................   48
   11.5.   Indemnification................................................   49
   11.6.   Rights and Remedies to be Exercised by Agent Only..............   49
   11.7.   Agency Provisions Relating to Collateral.......................   49
   11.8.   Agent's Right to Purchase Commitments..........................   50
   11.9.   Right of Sale, Assignment, Participations......................   50
   11.10.  Amendment......................................................   52
   11.11.  Resignation of Agent; Appointment of Successor.................   52

SECTION 12. MISCELLANEOUS.................................................   53
   12.1.   Power of Attorney..............................................   53
   12.2.   Indemnity......................................................   54
   12.3.   Sale of Interest...............................................   54
   12.4.   Severability...................................................   55
   12.5.   Successors and Assigns.........................................   55
   12.6.   Cumulative Effect; Conflict of Terms...........................   55
   12.7.   Execution in Counterparts......................................   55
   12.8.   Notice.........................................................   55
   12.9.   Consent........................................................   56
   12.10.  Credit Inquiries...............................................   56
   12.11.  Time of Essence................................................   56
   12.12.  Entire Agreement...............................................   57
   12.13.  Interpretation.................................................   57
   12.14.  Confidentiality................................................   57
   12.15.  GOVERNING LAW; CONSENT TO FORUM................................   57
   12.16.  WAIVERS BY BORROWER............................................   58

                          LOAN AND SECURITY AGREEMENT

          THIS LOAN AND SECURITY AGREEMENT is made this 7/th/ day of February, 2001, by and among FLEET CAPITAL CORPORATION ("Fleet"), a Rhode Island corporation with an office at One South Wacker Drive, Suite 1400, Chicago, Illinois 60606, individually as a Lender and as Agent ("Agent") for itself and any other financial institution which is or becomes a party hereto (each such financial institution, including Fleet, is referred to hereinafter individually as a "Lender" and collectively as the "Lenders"), the LENDERS and WEC COMPANY, a Delaware corporation with its chief executive office and principal place of business at 6944 Newburg Road, Rockford, Illinois 61108 ("Borrower"). Capitalized terms used in this Agreement have the meanings assigned to them in Appendix A, General Definitions. Accounting terms not otherwise specifically defined herein shall be construed in accordance with GAAP consistently applied.

                          SECTION 1.  CREDIT FACILITY

          Subject to the terms and conditions of, and in reliance upon the representations and warranties made in, this Agreement and the other Loan Documents, Lenders agree to make a Total Credit Facility of up to $50,000,000 available upon Borrower's request therefor, as follows:


          1.1.  Loans.
                -----

          1.1.1.  Revolving Credit Loans.  Each Lender agrees, severally and not
                  ----------------------
     jointly, for so long as no Default or Event of Default exists, to make Revolving Credit Loans to Borrower from time to time during the period from the date hereof to but not including the last day of the Term, as requested by Borrower in the manner set forth in subsection 3.1.1 hereof, up to a maximum principal amount at any time outstanding equal to the lesser of (i) such Lender's Revolving Loan Commitment minus the LC Amount minus reserves,
                                             -----               -----
     if any and (ii) the product of such Lender's Revolving Loan Percentage and an amount equal to the Borrowing Base at such time minus the LC amount
                                                        -----
     minus reserves, if any. Agent shall have the right to establish reserves in
     -----
     such amounts, and with respect to such matters, as Agent shall deem necessary or appropriate in its reasonable credit judgment, against the Borrowing Base with respect to (i) price adjustments, damages, unearned discounts, returned products or other matters for which credit memoranda are issued in the ordinary course of Borrower's business; (ii) shrinkage, spoilage and obsolescence of Borrower's Inventory; (iii) slow moving Inventory; (iv) other sums chargeable against Borrower's Loan Account as Revolving Credit Loans under any section of this Agreement; (v) accrued and unpaid interest in respect of the Senior Notes; and (vi) such other specific events, conditions or contingencies as to which Agent, in its reasonable credit judgment, determines reserves should be established from time to time hereunder. In particular, on the date hereof, Agent has established reserves in the amount of $1,000,000 in respect of matters that might require remediation or correction and that are disclosed in the environmental audits to be delivered pursuant to subsection 8.1.10. Such reserve may be reduced or increased by Agent, in its reasonable credit judgment, based on Agent's review of such environmental audits. Notwithstanding the foregoing, Agent shall not establish any reserves in respect of any matters relating to any items of Collateral that have been taken into account in determining Eligible Inventory or Eligible Accounts, as applicable. The Revolving Credit Loans shall be repayable in accordance with the terms of the Revolving Notes and shall be secured by all of the Collateral.

          1.1.2.  Use of Proceeds. The Revolving Credit Loans shall be used
                  ---------------
     solely for (i) the satisfaction of certain existing Indebtedness of Borrower, (ii) for Borrower's general operating capital needs in a manner consistent with the provisions of this Agreement and all applicable laws, and (iii) for other purposes permitted under this Agreement, including without limitation to pay interest in respect of the Senior Notes if permitted pursuant to the terms of subsection 8.2.6(ii).

          1.2.  Letters of Credit; LC Guaranties.
                --------------------------------

          Agent agrees, for so long as no Default or Event of Default exists and if requested by Borrower, to (i) issue its, or cause to be issued by Bank or another Affiliate of Agent, on the date requested by Borrower, Letters of Credit for the account of Borrower or (ii) execute LC Guaranties by which Bank, or another Affiliate of Lender, on the date requested by Borrower, shall guaranty the payment or performance by Borrower of its reimbursement obligations with respect to letters of credit, provided that
                                                                  --------
     the LC Amount shall not exceed $4,000,000 at any time. No trade Letter of Credit or LC Guaranty may have an expiration date that is more than 180 days after the date of issuance thereof; and no standby Letter of Credit or LC Guaranty may have an expiration date that is more than one year from the date of issuance thereof, which expiration date may be extended for additional periods of up to one year, subject to the immediately following sentence. No Letter of Credit or LC Guaranty may have an expiration date that is after 30 days prior to the last day of the Term. Notwithstanding anything to the contrary contained herein, Borrower, Agent and Lenders hereby agree that all LC Obligations and all obligations of Borrower relating thereto shall be satisfied by the prompt issuance of one or more Revolving Credit Loans that are Base Rate Portions, which Borrower hereby acknowledges are requested and Lenders hereby agree to fund. In the event that Revolving Credit Loans are not, for any reason, promptly made to satisfy all then existing LC Obligations, each Lender hereby agrees to pay to Agent, on demand, an amount equal to such LC Obligations multiplied by
                                                                 ---------- --
     such Lender's Revolving Loan Percentage, and until so paid, such amount shall be secured by the Collateral and shall bear interest and be payable at the same rate and in the same manner as Base Rate Portions. Immediately upon the issuance of a Letter of Credit or an LC Guaranty under this Agreement, each Lender shall be deemed to have irrevocably and unconditionally purchased and received from Agent, without recourse or warranty, an undivided interest and participation therein equal to such LC Obligations multiplied by such Lender's Revolving Loan Percentage.
                 ---------- --

                    SECTION 2.  INTEREST, FEES AND CHARGES


          2.1.  Interest.
                --------

          2.1.1.  Rates of Interest. Interest shall accrue on the principal
                  -----------------
     amount of the Base Rate Portion outstanding at the end of each day at a fluctuating rate per annum equal to Applicable Margin then in effect plus
                                                                          ----
     the Base Rate. Said rate of interest shall increase or decrease by an amount equal to any increase or decrease in the Base Rate, effective as of the opening of business on the day that any such change in the Base Rate occurs. If Borrower properly exercises its LIBOR Option as provided in
     Section 2.3, interest shall accrue on the principal amount of the LIBOR Portions outstanding at the end of each day at a rate per annum equal to the Applicable Margin then in effect plus the LIBOR Rate applicable to each
                                          ----
     LIBOR Portion for the corresponding LIBOR Period.

          2.1.2.  Default Rate of Interest.  At the option of Agent or the
                  ------------------------
     Majority Lenders, upon and after the occurrence of an Event of Default, and during the continuation thereof, the principal amount of all Loans shall bear interest at a rate per annum equal to 2.0% plus the interest rate
                                                     ----
     otherwise applicable thereto (the "Default Rate").

          2.1.3.  Maximum Interest. In no event whatsoever shall the aggregate
                  ----------------
     of all amounts deemed interest hereunder and under the Notes and charged or collected pursuant to the terms of this Agreement or the terms of any Note exceed the highest rate permissible under any law which a court of competent jurisdiction shall, in a final determination, deem applicable hereto. If any provisions of this Agreement are in contravention of any such law, such provisions shall be deemed amended to conform thereto.

          2.2.  Computation of Interest and Fees.
                --------------------------------

          Interest, Letter of Credit and LC Guaranty fees and unused line fees hereunder shall be calculated daily and shall be computed on the actual number of days elapsed over a year of 360 days.

          2.3.  LIBOR Option.
                ------------

                (i) Upon the conditions that: (1) Agent shall have received a LIBOR Request from Borrower at least 3 Business Days prior to the first day of the LIBOR Period requested, (2) there shall have occurred no change in applicable law which would make it unlawful for Lenders to obtain deposits of U.S. dollars in the London interbank foreign currency deposits market, (3) as of the date of the LIBOR Request and the first day of the LIBOR Period, there shall exist no Default or Event of Default, (4) Agent is able to determine the LIBOR Rate in respect of the requested LIBOR Period, (5) Agent is able to obtain deposits of U.S. dollars in the London interbank foreign currency deposits market in the applicable amounts and for the requested LIBOR Period, and (6) as of the first date of the LIBOR Period, there are no more than 4 outstanding LIBOR Portions including the LIBOR Portion being requested; then interest on the LIBOR Portion requested during the LIBOR Period requested will be based on the applicable LIBOR Rate.

                (ii) Each LIBOR Request shall be irrevocable and binding on Borrower. Borrower shall indemnify each Lender for any loss, penalty or expense incurred by such Lender due to failure on the part of Borrower to fulfill, on or before the date specified in any LIBOR Request, the applicable conditions set forth in this Agreement or due to the prepayment of the applicable LIBOR Portion prior to the last day of the applicable LIBOR Period, including, without limitation, any loss (including loss of anticipated profits) or expense incurred by reason of the liquidation or redeployment of deposits or other funds acquired by any Lender to fund or maintain the requested LIBOR Portion.

                (iii) If any Legal Requirement shall (1) make it unlawful for any Lender to fund through the purchase of U.S. dollar deposits any LIBOR Portion or otherwise give effect to its obligations as contemplated under this Section 2.3, or (2) shall impose on any Lender any costs based on or measured by the excess above a specified level of the amount of a category of deposits or other liabilities of any Lender which includes deposits by reference to which the LIBOR Rate is determined as provided herein or a category of extensions of credit or other assets of any Lender which includes any LIBOR Portion or (3) shall impose on any Lender any restrictions (not already taken into account under statutory reserves) on the amount of such a category of liabilities or assets which any Lender may hold, then, in each such case, each affected Lender may (A) in the case of (1) and (3) above, by written notice thereof to Borrower, describing the Legal Requirement in reasonable detail, terminate such Lender's obligation to make Loans available to Borrower under the LIBOR Option and (B) in the case of (2) above by written notice thereof to Borrower, describing the Legal Requirements in reasonable detail, require Borrower to pay such Lender such additional amount or amounts as will compensate such Lender for such additional actual costs which are properly allocable to the applicable LIBOR Portion. Any LIBOR Portion subject thereto shall immediately bear interest thereafter at the rate and in the manner provided for the Base Rate Portion pursuant to subsection 2.1.1. Borrower shall indemnify each Lender against any loss, penalty or expense actually incurred by such Lender due to liquidation or redeployment of deposits or other funds acquired by such Lender to fund or maintain any LIBOR Portion that is terminated under this paragraph.

                (iv) Each Lender shall receive payments of amounts of principal of, and interest with respect to, the LIBOR Portions free and clear of, and without deduction for, any Taxes. If (1) any Lender shall be subject to any Tax in respect of any LIBOR Portion or any part thereof or, (2) Borrower shall be required to withhold or deduct any Tax from any such amount, such Lender shall provide written notice to Borrower and Agent of the fact that it is subject to such Tax or the withholding or deduction requirements and the LIBOR Rate applicable to such LIBOR Portion shall be adjusted by Agent on behalf of the affected Lender to reflect all additional costs incurred by such Lender in connection with the payment by such Lender or the withholding by Borrower of such Tax and Borrower shall provide such Lender with a statement detailing the amount of any such Tax actually paid by such Borrower. Determination by Agent on behalf of a Lender of the amount of such costs shall, in the absence of manifest error, be conclusive. If after any such adjustment any part of any Tax paid by any Lender is subsequently recovered by such Lender, such Lender shall reimburse Borrower to the extent of the amount so recovered. A certificate of an officer of any Lender setting forth the amount of such recovery and the basis therefor shall, in the absence of manifest error, be conclusive.

          2.4.  Fee Letter.
                ----------

          Borrower shall pay to Agent certain fees and other amounts in accordance with the terms of the fee letter between Borrower and Agent (the "Fee Letter").

          2.5.  Letter of Credit and LC Guaranty Fees.
                -------------------------------------

          Borrower shall pay to Agent, for the ratable benefit of the Lenders, a fee equal to 1.50% per annum multiplied by the aggregate face amount of all
                             ---------- --
standby Letters of Credit and LC Guaranties for standby Letters of Credit outstanding from time to time during the term of this Agreement, which fees shall be payable monthly in arrears on the first day of each month hereafter, and, in the case of standby and documentary Letters of Credit (and the related LC Guaranties), all normal and customary charges associated with the issuance of such Letters of Credit and LC Guaranties, which fees and charges shall be deemed fully earned and shall be due and payable upon issuance of each such Letter of Credit or LC Guaranty and shall not be subject to rebate or proration upon the termination of this Agreement for any reason. Attached as Exhibit 2.5 is a
                                                           -----------
current list of such charges. In addition to the foregoing, Borrower shall pay to Agent, for its own account, fronting fees in accordance with the terms of the Fee Letter.

          2.6.  Unused Line Fee.
                ---------------

          Borrower shall pay to Agent, for the ratable benefit of the Lenders, a per annum fee (the "Unused Line Fee") equal to the Applicable Margin then in effect for Unused Line Fees, multiplied by the average daily amount by which the Total Credit Facility exceeds the sum of the outstanding principal balance of the Revolving Credit Loans plus the LC Amount. The Unused Line Fee shall be
                           ----
payable monthly in arrears on the first day of each month hereafter.

          2.7.  Prepayment Fee.
                --------------

          Borrower shall pay to Agent, for the ratable benefit of the Lenders, a fee in the event that prior to the third anniversary of the Closing Date, Borrower elects to repay the Loans in full and terminate all Revolving Loan Commitments. Such fee shall be payable upon repayment of the Loans and shall be in the amount of $500,000 if the Loans are repaid and the Revolving Loan Commitments are terminated on or before the first anniversary of the Closing Date, $250,000 if the Loans are repaid and the Revolving Loan Commitments are terminated after the first anniversary of the Closing Date and on or before the second anniversary of the Closing Date and $125,000 if the Loans are repaid and the Revolving Loan Commitments are terminated after the second anniversary of the Closing Date and on or before the third anniversary of the Closing Date. No such prepayment fee shall be payable upon a partial prepayment of the Obligations (including without limitation any partial prepayment made under subsection 3.3.1) or a partial reduction of the Revolving Loan Commitments under subsection 3.3.3.

          2.8.  Capital Adequacy.
                ----------------

          If any Lender shall have determined that the adoption after the date of this Agreement of any law, rule or regulation regarding capital adequacy, or any change after the date of this Agreement therein or in the interpretation or application thereof or compliance by any Lender with any request or directive after the date of this Agreement regarding capital adequacy (whether or not having the force of law) from any central bank or governmental authority, does or shall have the effect of reducing the rate of return on such Lender's capital as a consequence of its obligations hereunder to a level below that which such Lender could have achieved but for such adoption, change or compliance (taking into consideration such Lender's policies with respect to capital adequacy) by an amount deemed by such Lender, in its sole discretion, to be material, then from time to time, after submission by such Lender to Borrower of a written demand therefor, Borrower shall pay to such Lender, within 30 days of such demand, such additional amount or amounts as will compensate such Lender for such reduction. A certificate of such Lender claiming entitlement to payment as set forth above shall be conclusive in the absence of manifest error. Such certificate shall set forth the nature of the occurrence giving rise to such payment, the additional amount or amounts to be paid to such Lender, and the method by which such amounts were determined. In determining such amount, such Lender may use any reasonable averaging and attribution method.

          2.9.  Audit Fees.
                ----------

          Borrower shall pay to Agent, in connection with audits of the books and records and Properties of Borrower and its Subsidiaries and such other matters as Agent shall deem appropriate in its reasonable credit judgment, (1) if such audits are conducted by employees of Agent, all out-of-pocket expenses actually incurred by Agent, so long as each individual expense item is reasonable and (2) if such audits are conducted by third parties hired by Agent, all out-of-pocket expenses actually incurred by Agent. Agent agrees to attempt to minimize such third party out-of-pocket expenses with respect to each individual audit to the extent reasonably practicable and so long as the same is consistent with Agent's evaluation and perception of (a) the business and financial condition of Borrower and its Subsidiaries and (b) the need for such audits; provided, however, that Borrower will remain liable for payment of such third party out-of-pocket expenses regardless of the amount thereof. All out-of-pocket expenses shall be payable on the first day of the month following the date of issuance by Agent of a request for payment thereof to Borrower.

          2.10.  Reimbursement of Expenses.
                 -------------------------

          If, at any time or times regardless of whether or not an Event of Default then exists, (i) Agent actually incurs legal or accounting expenses or any other costs or out-of-pocket expenses in connection with (1) the negotiation and preparation of this Agreement or any of the other Loan Documents, any amendment of or modification of this Agreement or any of the other Loan Documents, or any sale or attempted sale of any interest herein to any assignee (including, without limitation, printing and distribution of materials to prospective Lenders and all costs associated with bank meetings, but excluding any closing fees paid to Lenders in connection therewith); provided, that Agent agrees to attempt to minimize costs and expenses incurred in connection with the sale or attempted sale of interests herein (but Borrower will remain liable for payment of all such costs and expenses regardless of the amount thereof); or (2) the administration of this Agreement or any of the other Loan Documents and the transactions contemplated hereby and thereby; provided, that unless a Default or an Event of Default is in existence, Borrower shall only be liable for reasonable expenses and costs incurred by Agent under clause (1) and (2) hereof; or (ii) Agent or any Lender actually incurs legal or accounting expenses or any other costs or out-of-pocket expenses in connection with (1) any litigation, contest, dispute, suit, proceeding or action (whether instituted by Agent, any Lender, Borrower or any other Person) relating to the Collateral, this Agreement or any of the other Loan Documents or Borrower's, any of its Subsidiaries' or any Guarantor's affairs, other than any such matter brought by or against Borrower, any of its Subsidiaries or any Guarantor in which Borrower, such Subsidiary or such Guarantor prevails as against Agent or such Lender; (2) any attempt to enforce any rights of Agent or any Lender against Borrower or any other Person which may be obligated to Agent or any Lender by virtue of this Agreement or any of the other Loan Documents, including, without limitation, the Account Debtors; or (3) any attempt to inspect, verify, protect, preserve, restore, collect, sell, liquidate or otherwise dispose of or realize upon the Collateral; then all such actual legal and accounting expenses, other costs and out of pocket expenses of Agent or any Lender, as applicable, shall be charged to Borrower; provided, that Borrower shall not be responsible for such costs and
             --------
out-of-pocket expenses to the extent incurred because of the gross negligence or willful misconduct of Agent or any Lender. Borrower shall also reimburse Agent for expenses actually incurred by Agent in its administration of the Collateral to the extent and in the manner provided in Section 2.11 hereof.

          2.11.  Bank Charges.
                 ------------

          Borrower shall pay to Agent any and all fees, costs or expenses which Agent pays to a bank or other similar institution arising out of or in connection with (i) the forwarding to Borrower or any other Person on behalf of Borrower, by Agent, of proceeds of Loans made to Borrower pursuant to this Agreement and (ii) the depositing for collection by Agent of any check or item of payment received or delivered to Agent on account of the Obligations.

          2.12.  Collateral Protection Expenses; Appraisals.
                 ------------------------------------------

          All out-of-pocket expenses actually incurred in protecting, storing, warehousing, insuring, handling, maintaining and shipping the Collateral, any and all excise, property, sales, and use taxes imposed by any state, federal, or local authority on any of the Collateral or in respect of the sale thereof shall be borne and paid by Borrower. If Borrower fails to promptly pay any portion thereof when due, Agent may, at its option, but shall not be required to, pay the same and charge Borrower therefor. Additionally, Agent shall be entitled to obtain appraisals of the real Property, Equipment and other personal Property of Borrower and its Subsidiaries, from appraisers satisfactory to Agent and at Borrower's expense, (i) at any time, if such appraisers are personnel of Agent ("Inhouse Appraisers"), (ii) once in each 12 month period, if such appraisers are not personnel of Agent ("Outside Appraisers"); provided, that reviews by Outside Appraisers of appraisals conducted by Inhouse Appraisers shall be deemed to be subject to clause (i) hereof, rather than to this clause (ii), (iii) at any time that Agent or any Lender determines that obtaining appraisals is necessary in order for it to comply with applicable laws or regulations, and
(iv) at any time if a Default or an Event of Default shall have occurred and be continuing.

          2.13.  Payment of Charges.
                 ------------------

          All amounts chargeable to Borrower under this Agreement shall be Obligations secured by all of the Collateral, shall be, unless specifically otherwise provided, payable on demand and shall bear interest from the date demand was made or such amount is due, as applicable, until paid in full at the rate applicable to Base Rate Portions from time to time.

          2.14.  No Deductions.
                 -------------

          Any and all payments or reimbursements made hereunder shall be made free and clear of and without deduction for any and all taxes, levies, imposts, deductions, charges or withholdings, and all liabilities with respect thereto; excluding, however, the following: taxes imposed on the income of Agent or any Lender or franchise taxes by the jurisdiction under the laws of which Agent or any Lender is organized or doing business or any political subdivision thereof and taxes imposed on its income by the jurisdiction of Agent's or such Lender's applicable lending office or any political subdivision thereof or franchise taxes (all such taxes, levies, imposts, deductions, charges or withholdings and all liabilities with respect thereto excluding such taxes imposed on net income, herein "Tax Liabilities"). If Borrower shall be required by law to deduct any such Tax Liabilities from or in respect of any sum payable hereunder to Agent or any Lender (other than payments of principal and interest with respect to LIBOR Portions, which shall be governed by subsection 2.3 (iv)), then the sum payable hereunder shall be increased as may be necessary so that, after all required deductions are made, such Lender receives an amount equal to the sum it would have received had no such deductions been made.

          2.15.  Fees Relating to Dealer Financing Arrangement.
                 ---------------------------------------------

          Borrower shall pay to Agent, for Agent's account, all out of pocket expenses incurred by Agent in connection with the administration of, and audits relating to, the Dealer Financing Arrangements and any similar arrangements hereafter approved by Majority Lenders, as well as such fees as Agent may determine to be applicable in connection therewith. Such fees will include, without limitation, a per diem charge equal to $750 per man day for each of Agent's employees who conduct audits and reviews associated with the Dealer Financing Arrangements and any similar arrangements hereafter approved by Majority Lenders. All of such fees and expenses shall be paid by Borrower on the first day of the month following the date of issuance by Agent of a request for payment thereof to Borrower.

                       SECTION 3.  LOAN ADMINISTRATION.


          3.1.   Manner of Borrowing Revolving Credit Loans.
                 ------------------------------------------

          Borrowings under the credit facility established pursuant to Section 1 hereof shall be as follows:

          3.1.1.  Loan Requests.  A request for a Revolving Credit Loan shall be
                  -------------
     made, or shall be deemed to be made, in the following manner: (i) Borrower may give Agent notice of its intention to borrow, in which notice Borrower shall specify the amount of the proposed borrowing (which shall be no less than $100,000 and integral multiples of $25,000 in excess thereof in the case of Base Rate Portions) and the proposed borrowing date, no later than 11:00 a.m. Chicago, Illinois, time on the proposed borrowing date (or in accordance with Section 2.3 in the case of a request for a LIBOR Portion), provided, however, that no such request may be made at a time when there
     --------
     exists a Default or an Event of Default; and (ii) the becoming due of any amount required to be paid under this Agreement, whether as interest or for any other Obligation, shall be deemed irrevocably to be a request for a Revolving Credit Loan on the due date in the amount required to pay such interest or other Obligation.

          3.1.2.  Disbursement. Borrower hereby irrevocably authorizes Lender to
                  ------------
     disburse the proceeds of each Revolving Credit Loan requested, or deemed to be requested, pursuant to subsection 3.1.1 as follows: (i) the proceeds of each Revolving Credit Loan requested under subsection 3.1.1(i) shall be disbursed by Agent in lawful money of the United States of America in immediately available funds, in the case of the initial borrowing, in accordance with the terms of the written disbursement letter from Borrower, and in the case of each subsequent borrowing, by wire transfer to such bank account as may be agreed upon by Borrower and Agent from time to time or elsewhere if pursuant to a written direction from Borrower; and (ii) the proceeds of each Revolving Credit Loan deemed requested under subsection 3.1.1(ii) shall be disbursed by Agent by way of direct payment of the relevant interest or other Obligation.

          3.1.3.  Payment by Lenders. Agent shall give to each Lender prompt
                  ------------------
     written notice by facsimile, telex or cable of the receipt by Agent from Borrower of any request for a Revolving Credit Loan. Each such notice shall specify the requested date and amount of such Revolving Credit Loan, whether such Revolving Credit Loan shall be subject to the LIBOR Option, and the amount of each Lender's advance thereunder (in accordance with its applicable Revolving Loan Percentage). Each Lender shall, not later than 12:00 p.m. (Chicago time) on such requested date, wire to a bank designated by Agent the amount of that Lender's Revolving Loan Percentage of the requested Revolving Credit Loan. The failure of any Lender to make the Revolving Credit Loans to be made by it shall not release any other Lender of its obligations hereunder to make its Revolving Credit Loan. Neither Agent nor any other Lender shall be responsible for the failure of any other Lender to make the Revolving Credit Loan to be made by such other Lender. The foregoing notwithstanding, Agent, in its sole discretion, may from its own funds make a Revolving Credit Loan on behalf of any Lender. In such event, the Lender on behalf of whom Agent made the Revolving Credit Loan shall reimburse Agent for the amount of such Revolving Credit Loan made on its behalf, on a weekly (or more frequent, as determined by Agent in its sole discretion) basis. The entire amount of interest attributable to such Revolving Credit Loan for the period from the date on which such Revolving Credit Loan was made by Agent on such Lender's behalf until Agent is reimbursed by such Lender, shall be paid to Agent for its own account.

          3.1.4.  Authorization.  Borrower hereby irrevocably authorizes Agent
                  -------------
     to advance to Borrower, and to charge to Borrower's Loan Account hereunder as a Revolving Credit Loan, a sum sufficient to pay all interest accrued on the Obligations during the immediately preceding month and to pay all fees, costs and expenses and other Obligations at any time owed by Borrower to Agent or any Lender hereunder.

          3.1.5.  Letter of Credit and LC Guaranty Requests.  A request for a
                  -----------------------------------------
     Letter of Credit or LC Guaranty shall be made in the following manner:
     Borrower may give Agent and Bank a written notice of its request for the issuance of a Letter of Credit or LC Guaranty, not later than 11:00 a.m. Chicago, Illinois, time, one Business Day before the proposed issuance date thereof, in which notice Borrower shall specify the proposed issuer, issuance date and format and wording for the Letter of Credit or LC Guaranty being requested (which shall be satisfactory to Agent and the Person being asked to issue such Letter of Credit or LC Guaranty); provided, that no such request may be made at a time when there exists a
     --------
     Default or Event of Default. Such request shall be accompanied by an executed application and reimbursement agreement in form and substance satisfactory to Agent and the Person being asked to issue the Letter of Credit or LC Guaranty, as well as any required corporate resolutions.

          3.1.6.  Method of Making Requests. As an accommodation to Borrower,
                  -------------------------
     unless a Default or an Event of Default is then in existence, (i) Agent shall permit telephonic requests for Revolving Credit Loans to Agent, (ii) Agent and Bank may, in their discretion, permit electronic transmittal of requests for Letters of Credit and LC Guaranties to them, and (iii) Agent may, in Agent's discretion, permit electronic transmittal of instructions, authorizations, agreements or reports to Agent. Unless Borrower specifically directs Agent or Bank in writing not to accept or act upon telephonic or electronic communications from Borrower, neither Agent nor Bank shall have any liability to Borrower for any loss or damage suffered by Borrower as a result of Agent's or Bank's honoring of any requests, execution of any instructions, authorizations or agreements or reliance on any reports communicated to it telephonically or electronically and purporting to have been sent to Agent or Bank by an authorized officer of Borrower, and neither Agent nor Bank shall have any duty to verify the origin of any such communication or the authority of the person sending it. Each telephonic request for a Revolving Credit Loan, Letter of Credit or LC Guaranty accepted by Agent and Bank, if applicable, hereunder shall be promptly followed by a written confirmation of such request from Borrower to Lender and Bank, if applicable.

          3.2.      Payments.
                    --------

          Except where evidenced by notes or other instruments issued or made by Borrower to any Lender and accepted by such Lender specifically containing payment instructions that are in conflict with this Section 3.2 (in which case the conflicting provisions of said notes or other instruments shall govern and control), the Obligations shall be payable as follows:

          3.2.1.    Principal. Principal payable on account of Revolving Credit
                    ---------
     Loans shall be payable by Borrower to Agent for the ratable benefit of Lenders immediately upon the earliest of (i) the receipt by Agent or Borrower of any proceeds of any of the Collateral (except as otherwise provided herein), including without limitation pursuant to subsections
     3.3.1 and 6.2.4, to the extent of said proceeds, subject to Borrower's rights to reborrow such amounts in compliance with subsection 1.1.1 hereof;
     (ii) the receipt by Borrower of any proceeds of the Dealer Financing Arrangement, (iii) the occurrence of an Event of Default in consequence of which Agent or Majority Lenders elect to accelerate the maturity and payment of the Obligations, or (iv) termination of this Agreement pursuant to Section 4 hereof; provided, however, that if an Overadvance shall exist at any time, Borrower shall, on demand, repay the Overadvance.

          3.2.2.    Interest.
                    --------

                    (i)  Base Rate Portion. Interest accrued on Base Rate
                         -----------------
          Portions shall be due and payable on the earliest of (1) the first calendar day of each month (for the immediately preceding month), computed through the last calendar day of the preceding month, (2) the occurrence of an Event of Default in consequence of which Agent or Majority Lenders elect to accelerate the maturity and payment of the Obligations or (3) termination of this Agreement pursuant to Section 4 hereof.

                  (ii)  LIBOR Portion.  Interest accrued on each LIBOR Portion
                        -------------
          shall be due and payable on each LIBOR Interest Payment Date and on the earlier of (1) the occurrence of an Event of Default in consequence of which Agent or Majority Lenders elect to accelerate the maturity and payment of the Obligations or (2) termination of this Agreement pursuant to Section 4 hereof.

          3.2.3.  Costs, Fees and Charges.  Costs, fees and charges payable
                  -----------------------
     pursuant to this Agreement shall be payable by Borrower to Agent, as and when provided in Section 2 hereof or to any other Person designated by Agent in writing.

          3.2.4.  Other Obligations.  The balance of the Obligations requiring
                  -----------------
     the payment of money, if any, shall be payable by Borrower to Agent for distribution to Lenders, as appropriate, as and when provided in this Agreement, the Other Agreements or the Security Documents, or on demand, whichever is later.

          3.3.  Mandatory and Optional Prepayments.
                ----------------------------------

          3.3.1.  Proceeds of Sale, Loss, Destruction or Condemnation of
                  ------------------------------------------------------
     Collateral. If any Equipment, real Property or other Property of Borrower
     ----------
     or any Subsidiary of Borrower is subject to a sale or other Asset Disposition, or if any of the Collateral is lost, damaged or destroyed or taken by condemnation, Borrower shall pay to Agent as and when received by Borrower or such Subsidiary and as a mandatory prepayment of the Loans, as herein provided, a sum equal to the proceeds (including insurance payments) received by Borrower or such Subsidiary from such sale or other Asset Disposition, loss, damage, destruction or condemnation. In each case, the applicable prepayments shall be applied to reduce the outstanding principal balance of the Revolving Credit Loans (without effecting a permanent reduction thereof), and, if the Collateral subject to a sale or other Asset Disposition or that was lost, damaged, destroyed or condemned consists of Eligible Accounts, Eligible Inventory, Eligible Equipment or Eligible Real Property, such prepayment shall be specifically applied against the portion of the Borrowing Base predicated on such Collateral. Notwithstanding the foregoing, (i) at all times after the Asset Disposition Threshold has been satisfied, the Fixed Asset Sublimit of the Borrowing Base shall be permanently reduced by an amount equal to the greater of (a) the amount of Net Available Cash from each subsequent Asset Disposition of Eligible Equipment or Eligible Real Property and (b) the loanable value under the Borrowing Base of the Eligible Equipment or the Eligible Real Property that was the subject of such Asset Disposition and (ii) if the Net Available Cash from any Asset Disposition in excess of the Asset Disposition Threshold is not used within one year of the later of the date of such Asset Disposition or the receipt of such Net Available Cash by Borrower or its Subsidiaries, to (a) purchase Property (other than Indebtedness or Securities) in a business related, ancillary or complementary to the businesses conducted by Borrower and its Subsidiaries as of July 28, 1999 or (b) Securities of a Person constituting "Additional Assets" under the Senior Notes Indenture, as evidenced by a written certificate of the principal financial officer of Borrower to that effect received by Agent prior to the expiration of such one year period, then the Revolving Credit

     Maximum Amount and the Total Credit Facility shall each be reduced by the amount of Net Available Cash from such Asset Disposition (and the Revolving Loan Commitments shall be reduced in a corresponding amount, in accordance with each Lender's Revolving Loan Percentage).

          3.3.2.  Proceeds from Issuance of Additional Indebtedness or Equity.
                  -----------------------------------------------------------
     If Borrower issues any additional Indebtedness or obtains any additional equity in a manner permitted under this Agreement, Borrower shall pay to Agent for the ratable benefit of Lenders, when and as received by any Borrower and as a mandatory prepayment of the Obligations, a sum equal to twenty five percent (25%) of the net proceeds to Borrower of the issuance of such Indebtedness or equity. Any such prepayment shall be applied as to reduce the outstanding principal balance of the Revolving Credit Loans until payment thereof in full and shall permanently reduce the Total Credit Facility, the Revolving Credit Maximum Amount and the Revolving Loan Commitments in a corresponding amount.

          3.3.3.  Optional Reductions of Revolving Loan Commitments.  Borrower
                  -------------------------------------------------
     may, at its option from time to time upon not less than 3 Business Days' prior written notice to Agent, terminate in whole or permanently reduce ratably in part, the unused portion of the Revolving Loan Commitments (and effect a permanent reduction of the Revolving Credit Maximum Amount and the Total Credit Facility by a corresponding amount); provided, however, that
     (i) each such partial reduction shall be in an amount of $2,000,000 or an integral multiple of $1,000,000 in excess thereof and (ii) the aggregate of all optional reductions to the Revolving Credit Commitments (and the Total Credit Facility) may not exceed $5,000,000 during any 12 month period or $10,000,000 during the Term. Except for charges under Section 2.3(ii) applicable to prepayments of LIBOR Portions and except for charges under
     Section 2.7 applicable to termination of the Revolving Loan Commitments, such prepayments shall be without premium or penalty.

          3.4.  Application of Payments and Collections.
                ---------------------------------------

          Except as otherwise provided in this Agreement or any other Loan Document, all items of payment received by Agent by 12:00 noon, Chicago, Illinois, time, on any Business Day shall be deemed received on that Business Day. All items of payment received after 12:00 noon, Chicago, Illinois, time, on any Business Day shall be deemed received on the following Business Day. Borrower irrevocably waives the right to direct the application of any and all payments and collections at any time or times hereafter received by Agent from or on behalf of Borrower, and Borrower does hereby irrevocably agree that Agent shall have the continuing exclusive right to apply and reapply any and all such payments and collections received at any time or times hereafter by Agent or its agent against the Obligations, in such manner as Agent may deem advisable, notwithstanding any entry by Agent or any Lender upon any of its books and records. If as the result of collections of Accounts as authorized by subsection 6.2.4 hereof or otherwise, a credit balance exists in the Loan Account, such credit balance shall not accrue interest in favor of Borrower, but shall be disbursed to Borrower or otherwise at Borrower's direction in the manner set forth in subsection 3.1.2, upon Borrower's request at any time, so long as no Default or Event of Default then exists. Agent may at its option, offset such credit balance against any of the Obligations upon and during the continuance of an Event of Default.

          3.5.  All Loans to Constitute One Obligation.
                --------------------------------------

          The Loans shall constitute one general Obligation of Borrower, and shall be secured by Lender's Lien upon all of the Collateral.

          3.6.  Loan Account.
                ------------

          Agent shall enter all Loans as debits to a loan account (the "Loan Account") and shall also record in the Loan Account all payments made by Borrower on any Obligations and all proceeds of Collateral which are finally paid to Agent, and may record therein, in accordance with customary accounting practice, other debits and credits, including interest and all charges and expenses properly chargeable to Borrower pursuant to this Agreement or any other Loan Document.

          3.7.  Statements of Account.
                ---------------------

          Agent will account to Borrower monthly with a statement of Loans, charges and payments made pursuant to this Agreement during the immediately preceding month, and such account rendered by Agent shall be deemed final, binding and conclusive upon Borrower absent demonstrable error unless Agent is notified by Borrower in writing to the contrary within 30 days of the date each accounting is received by Borrower. Such notice shall only be deemed an objection to those items specifically objected to therein.

          3.8.  Sharing of Payments, Etc.
                ------------------------

          If any Lender shall obtain any payment (whether voluntary, involuntary, through the exercise of any right of set-off, or otherwise) on account of any Loan made by it in excess of its ratable share of payments on account of Loans made by all Lenders, such Lender shall forthwith purchase from each other Lender such participation in such Loan as shall be necessary to cause such purchasing Lender to share the excess payment ratably with each other Lender; provided, that if all or any portion of such excess payment is
        --------
thereafter recovered from such purchasing Lender, such purchase from each Lender shall be rescinded and such Lender shall repay to the purchasing Lenders the purchase price to the extent of such recovery, together with an amount equal to such Lender's ratable share (according to the proportion of (i) the amount of such Lender's required repayment to (ii) the total amount so recovered from the purchasing Lender) of any interest or other amount paid or payable by the purchasing Lender in respect of the total amount so recovered. Borrower agrees that any Lender so purchasing a participation from another Lender pursuant to this Section 3.8 may, to the fullest extent permitted by law, exercise all its rights of payment (including the right of set-off) with respect to such participation as fully as if such Lender were the direct creditor of Borrower in the amount of such participation. Notwithstanding anything to the contrary contained herein, all purchases and repayments to be made under this Section 3.8 shall be made through Agent.

                       SECTION 4.  TERM AND TERMINATION


          4.1.  Term of Agreement.
                -----------------

          Subject to the right of Lenders to cease making Loans to Borrower during the continuance of any Default or Event of Default, this Agreement shall be in effect for a period of 3 years from the date hereof, through and including February 7, 2004 (the "Term"), unless terminated as provided in Section 4.2 hereof.

          4.2.  Termination.
                -----------

          4.2.1.  Termination by Lenders.  Agent may, and at the direction of
                  ----------------------
     Majority Lenders shall, terminate this Agreement without notice upon or after the occurrence and during the continuance of an Event of Default.

          4.2.2.  Termination by Borrower.  Upon at least 30 days prior written
                  -----------------------
     notice to Agent and Lenders, Borrower may, at its option, terminate this Agreement; provided, however, no such termination shall be effective until
                --------  -------
     Borrower has paid or collateralized to Agent's satisfaction all of the Obligations in immediately available funds, all Letters of Credit and LC Guaranties have expired, terminated or have been cash collateralized to Agent's satisfaction and Borrower has complied with Sections 2.3(ii) and
     2.7. Any notice of termination given by Borrower shall be irrevocable unless all Lenders otherwise agree in writing, no Lender shall have any obligation to make any Loans or issue or procure any Letters of Credit or LC Guaranties on or after the termination date stated in such notice. Borrower may elect to terminate this Agreement in its entirety only. No section of this Agreement or type of Loan available hereunder may be terminated singly.

          4.2.3.  Effect of Termination.  All of the Obligations shall be
                  ---------------------
     immediately due and payable upon the termination date stated in any notice of termination of this Agreement. All undertakings, agreements, covenants, warranties and representations of Borrower contained in the Loan Documents shall survive any such termination and Agent shall retain its Liens in the Collateral and Agent and each Lender shall retain all of its rights and remedies under the Loan Documents notwithstanding such termination until all Obligations have been discharged or paid, in full, in immediately available funds, including, without limitation, all Obligations under
     Section 2.3(ii) resulting from such termination. Notwithstanding the foregoing or the payment in full of the Obligations, Agent shall not be required to terminate its Liens in the Collateral unless, with respect to any loss or damage Agent may incur as a result of dishonored checks or other items of payment received by Agent from Borrower or any Account Debtor and applied to the Obligations, Agent shall, at its option, (i) have received a written agreement satisfactory to Agent, executed by Borrower and by any Person whose loans or other advances to Borrower are used in whole or in part to satisfy the Obligations, indemnifying Agent and each Lender from any such loss or damage or (ii) have retained cash Collateral for such period of time as Agent, in its discretion, may deem necessary to protect Agent and each Lender from any such loss or damage.

                        SECTION 5.  SECURITY INTERESTS


          5.1.  Security Interest in Collateral.
                -------------------------------

          To secure the prompt payment and performance to Agent and each Lender of the Obligations, Borrower hereby grants to Agent for the benefit of itself and each Lender a continuing Lien upon all of Borrower's assets, including all of the following Property and interests in Property of Borrower, whether now owned or existing or hereafter created, acquired or arising and wheresoever located:

                (i)    Accounts;

                (ii)   Inventory;

                (iii)  Equipment;

                (iv) General Intangibles, other than leases, license agreements, permits and other contracts which are not, by their terms, assignable without the consent of the other Person party thereto (unless such consent has been obtained);

                (v)    Investment Property;

                (vi)   Deposit Accounts;

                (vii) All monies and other Property of any kind now or at any time or times hereafter in the possession or under the control of Agent or a bailee or Affiliate of Agent;

                (viii) All accessions to, substitutions for and all replacements, products and cash and non-cash proceeds of (i) through
          (vii) above, including, without limitation, proceeds of and unearned premiums with respect to insurance policies insuring any of the Collateral; and

                (ix) All books and records (including, without limitation, customer lists, credit files, computer programs, print-outs, and other computer materials and records) of Borrower pertaining to any of (i) through (viii) above.

          5.2.  Lien Perfection; Further Assurances.
                -----------------------------------

          Borrower shall execute such UCC-1 financing statements as are required by the Code and such other instruments, assignments or documents as are necessary to perfect Agent's Lien upon any of the Collateral and shall take such other action as may be required to perfect or to continue the perfection of Agent's Lien upon the Collateral. Unless prohibited by applicable law, Borrower hereby authorizes Agent to execute and file any such financing statement on Borrower's behalf if Borrower fails to promptly do so after written demand by Agent. The parties agree that a carbon, photographic or other reproduction of this Agreement shall be sufficient as a financing statement and may be filed in any appropriate office in lieu thereof. At Agent's request, Borrower shall also promptly execute or cause to be executed and shall deliver to Agent any and all documents, instruments and agreements deemed necessary by Agent, to give effect to or carry out the terms or intent of the Loan Documents.

          5.3.  Lien on Realty.
                --------------

          The due and punctual payment and performance of the Obligations shall also be secured by the Lien created by Mortgages upon all real Property of Borrower now or hereafter owned. Each Mortgage shall be executed by Borrower in favor of Agent. Each Mortgage shall be duly recorded, at Borrower's expense, in each office where such recording is required to constitute a fully perfected first Lien on the real Property covered thereby, other than with respect to Borrower's real Property located in La Mirada, California, which Mortgage shall constitute a second Lien on such real Property, junior only to the Lien securing the Seller Secured Debt. Borrower shall deliver to Agent, at Borrower's expense, mortgagee title insurance policies issued by a title insurance company reasonably satisfactory to Agent, which policies shall be in form and substance reasonably satisfactory to Agent and shall insure a valid first Lien in favor of Agent, for the benefit of itself and the Lenders, on the Property covered by each Mortgage, other than with respect to Borrower's real Property in La Mirada, California, which Mortgage shall constitute a second Lien on such real Property, junior only to the Lien securing the Seller Secured Debt, subject only to those exceptions reasonably acceptable to Agent and its counsel. Borrower shall deliver to Agent such other documents, including, without limitation, as-built survey prints of the real Property, as Agent and its counsel may reasonably request relating to the real Property subject to the Mortgages.

                     SECTION 6.  COLLATERAL ADMINISTRATION


          6.1.  General.
                -------

          6.1.1.  Location of Collateral. All Collateral, other than Inventory
                  ----------------------
     in transit and motor vehicles, will at all times be kept by Borrower and its Subsidiaries at one or more business locations set forth in Exhibit
                                                                     -------
     6.1.1 hereto, as updated pursuant to Section 6.3 hereof.
     -----


          6.1.2.  Insurance of Collateral.  Borrower shall maintain and pay for
                  -----------------------
     insurance upon all Collateral wherever located and with respect to the business of Borrower and each of its Subsidiaries, covering casualty, hazard, public liability, worker's compensation and such other risks in such amounts and with such insurance companies as are reasonably satisfactory to Agent. Borrower shall deliver certified copies of such policies to Agent as promptly as practicable, with satisfactory lender's loss payable endorsements, naming Agent as a loss payee, assignee or additional insured, as appropriate, as its interest may appear, and showing only such other loss payees, assignees and additional insureds as are satisfactory to Agent. Each policy of insurance or endorsement shall contain a clause requiring the insurer to give not less than 10 days' prior written notice to Agent in the event of cancellation of the policy for nonpayment of premium and not less than 30 days' prior written notice to Agent in the event of cancellation of the policy for any other reason whatsoever and a clause specifying that the interest of Agent shall not be impaired or invalidated by any act or neglect of Borrower, any of its Subsidiaries or the owner of the Property or by the occupation of the premises for purposes more hazardous than are permitted by said policy. Borrower agrees to deliver to Agent, promptly as rendered, true copies of all reports made in any reporting forms to insurance companies. All proceeds of business interruption insurance (if any) of Borrower and its Subsidiaries shall be remitted to Agent for application to the outstanding balance of the Revolving Credit Loans.

          Unless Borrower provides Agent with evidence of the insurance coverage required by this Agreement, Agent may purchase insurance at Borrower's expense to protect Agent's interests in the Properties of Borrower and its Subsidiaries. This insurance may, but need not, protect the interests of Borrower and its Subsidiaries. The coverage that Agent purchases may not pay any claim that Borrower or any Subsidiary makes or any claim that is made against Borrower or any such Subsidiary in connection with said Property. Borrower may later cancel any insurance purchased by Agent, but only after providing Agent with evidence that Borrower and its Subsidiaries have obtained insurance as required by this Agreement. If Agent purchases insurance, Borrower will be responsible for the costs of that insurance, including interest and any other charges Agent may impose in connection with the placement of insurance, until the effective date of the cancellation or expiration of the insurance. The costs of the insurance may be added to the Obligations. The costs of the insurance may be more than the cost of insurance that Borrower and its Subsidiaries may be able to obtain on their own.

          6.1.3.  Protection of Collateral.  Lender shall not be liable or
                  ------------------------
     responsible in any way for the safekeeping of any of the Collateral or for any loss or damage thereto (except for reasonable care in the custody thereof while any Collateral is in Agent's or any Lender's actual possession) or for any diminution in the value thereof, or for any act or default of any warehouseman, carrier, forwarding agency, or other person whomsoever, but the same shall be at Borrower's sole risk.

          6.2.  Administration of Accounts.
                --------------------------

          6.2.1.  Records, Schedules and Assignments of Accounts. Borrower shall
                  ----------------------------------------------
     keep accurate and complete records of its Accounts and all payments and collections thereon and shall submit to Agent on such periodic basis as Agent shall request a sales and collections report for the preceding period, in form consistent with the reports currently prepared by Borrower with respect to such information. Concurrently with the delivery of each borrowing base certificate described in subsection 8.1.4, or more frequently, if required by Agent, Borrower shall deliver to

     Agent (i) a detailed aged trial balance of all of its Accounts and upon Agent's request therefor, copies of proof of delivery and the original copy of all documents, including, without limitation, repayment histories and present status reports relating to the Accounts so scheduled and such other matters and information relating to the status of its then existing Accounts as Agent shall reasonably request and (ii) a report listing each Account Debtor whose Accounts are subject to the Dealer Financing Arrangement, the aggregate outstanding amount of such Account Debtor's Accounts that are subject to such Dealer Financing Arrangement and the total amount of such Account Debtor's Accounts, whether or not subject to such Dealer Financing Arrangement.

          6.2.2.  Taxes.  If an Account includes a charge for any tax payable to
                  -----
     any governmental taxing authority, Agent is authorized, in its sole discretion, to pay the amount thereof to the proper taxing authority for the account of Borrower and to charge Borrower therefor, except for taxes that (i) are being actively contested in good faith and by appropriate proceedings and with respect to which Borrower maintains reasonable reserves on its books therefor and (ii) would not reasonably be expected to result in any Lien other than a Permitted Lien. In no event shall Agent or any Lender be liable for any taxes to any governmental taxing authority that may be due by Borrower.

          6.2.3.  Account Verification.  Any of Agent's officers, employees or
                  --------------------
     agents shall have the right, at any time or times hereafter, in the name of Agent, any designee of Agent or Borrower, to verify the validity, amount or any other matter relating to any Accounts by mail, telephone, telegraph or otherwise; provided, that unless a Default or an Event of Default is then
                --------
     in existence, prior to conducting each set of verifications, Agent shall generally consult with Borrower about the verification process, including without limitation a discussion of the names in which such verifications will be conducted, the frequency of verifications and the nature of questions to be asked during such process. Borrower shall cooperate fully with Agent in an effort to facilitate and promptly conclude any such verification process.

          6.2.4.  Maintenance of Dominion Account.  Borrower shall maintain
                  -------------------------------
     lockbox and blocked account arrangements acceptable to Agent with such banks as may be selected by Borrower and be acceptable to Agent, for direct deposit of payments and other remittances. Borrower shall also maintain a Dominion Account or Accounts pursuant to arrangements acceptable to Agent with such banks as may be selected by Borrower and be acceptable to Agent. Borrower shall issue to any such banks an irrevocable letter of instruction directing such banks to deposit all payments or other remittances received in the lockbox and blocked accounts to the Dominion Account for application on account of the Obligations. All funds deposited in any Dominion Account shall immediately become the property of Agent, for the ratable benefit of Lenders, and Borrower shall obtain the agreement by such banks in favor of Agent to waive any offset rights against the funds so deposited. Agent assumes no responsibility for such lockbox and blocked account arrangements, including, without limitation, any claim of accord and satisfaction or release with respect to deposits accepted by any bank thereunder.

          6.2.5.  Collection of Accounts, Proceeds of Collateral.  To expedite
                  ----------------------------------------------
     collection, Borrower shall endeavor in the first instance to make collection of its Accounts for Agent. All remittances received by Borrower on account of its Accounts including proceeds from any Accounts subject to the Dealer Financing Arrangement, together with the proceeds of any other Collateral, shall be held as Agent's property, for its benefit and the benefit of Lenders, by Borrower as trustee of an express trust for Agent's benefit and Borrower shall immediately deposit same in kind in the lockboxes or Dominion Account. Agent retains the right at all times after the occurrence and during the continuance of a Default or an Event of Default to notify Account Debtors that Borrower's Accounts have been assigned to Agent and to collect Borrower's Accounts directly in its own name and to charge the collection costs and expenses, including attorneys' fees, to Borrower.

          6.3.  Records and Reports of Inventory.
                --------------------------------

          Borrower shall keep records of its Inventory which records shall be complete and accurate in all material respects. Borrower shall furnish to Agent Inventory reports concurrently with the delivery of each borrowing base certificate described in subsection 8.1.4, or more frequently as requested by Agent, which reports will be in such other format and detail as Agent shall request and shall include a current list of all locations of Borrower's Inventory. Borrower shall conduct a physical inventory no less frequently than annually and shall provide to Agent a report based on each such physical inventory promptly thereafter, together with such supporting information as Agent shall reasonably request. Borrower has requested that Agent and Lenders agree to accept cycle counts instead of physical inventories for certain types of Borrower's Inventory. Agent agrees to annually review with Borrower the need for conducting physical inventories and, after any such review, Agent may, in its sole discretion agree to accept cycle counts instead of physical inventories for any type or types of Borrower's Inventory.

          6.4.  Administration of Equipment.
                ---------------------------

          Borrower shall keep records of its Equipment which shall be complete and accurate in all material respects itemizing and describing the kind, type, quantity and book value of its Equipment and all dispositions made in accordance with subsection 8.2.9 hereof, and Borrower shall, and shall cause each of its Subsidiaries to, furnish Agent with a current schedule containing the foregoing information on at least an annual basis and more often if reasonably requested by Agent. Promptly after the request therefor by Agent, Borrower shall deliver to Agent any and all evidence of ownership, if any, of any of its Equipment.

                  SECTION 7.  REPRESENTATIONS AND WARRANTIES

          7.1.  General Representations and Warranties.
                --------------------------------------

          To induce Agent and each Lender to enter into this Agreement and to make advances hereunder, Borrower warrants, represents and covenants to Agent and each Lender that:

          7.1.1.  Organization and Qualification.  Borrower is a corporation
                  ------------------------------
     duly incorporated, validly existing and in good standing under the laws of the State of Delaware. Each of Borrower's Subsidiaries is a corporation, limited partnership or limited liability company duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation or organization. Each of Borrower and each of its Subsidiaries is duly qualified and is authorized to do business and is in good standing as a foreign limited liability company, limited partnership or corporation, as applicable, in each state or jurisdiction listed on
     Exhibit 7.1.1 hereto and in all other states and jurisdictions in which the
     -------------
     failure of Borrower or any of its Subsidiaries to be so qualified would reasonably be expected to have a Material Adverse Effect.

          7.1.2.  Corporate Power and Authority. Borrower and each of its
                  -----------------------------
     Subsidiaries is duly authorized and empowered to enter into, execute, deliver and perform this Agreement and each of the other Loan Documents to which it is a party. The execution, delivery and performance of this Agreement and each of the other Loan Documents have been duly authorized by all necessary corporate or other relevant action and do not and will not
     (i) require any consent or approval of the shareholders of Borrower or any of the shareholders, partners or members, as the case may be, of any Subsidiary of Borrower; (ii) contravene Borrower's or any of its Subsidiaries' charter, articles or certificate of incorporation, partnership agreement, certificate of formation, by-laws, limited liability agreement, operating agreement or other organizational documents (as the case may be); (iii) violate, or cause Borrower or any of its Subsidiaries to be in default under, any provision of any law, rule, regulation, order, writ, judgment, injunction, decree, determination or award in effect having applicability to Borrower or any of its Subsidiaries, the violation of which would reasonably be expected to have a Material Adverse Effect; (iv) result in a breach of or constitute a default under any indenture or loan or credit agreement or any other agreement, lease or instrument to which Borrower or any of its Subsidiaries is a party or by which it or its Properties may be bound or affected, the breach of or default under which would reasonably be expected to have a Material Adverse Effect; or (v) result in, or require, the creation or imposition of any Lien (other than Permitted Liens) upon or with respect to any of the Properties now owned or hereafter acquired by Borrower or any of its Subsidiaries.

          7.1.3.  Legally Enforceable Agreement.  This Agreement is, and each of
                  -----------------------------
     the other Loan Documents when delivered under this Agreement will be, a legal, valid and binding obligation of each of Borrower and each of its Subsidiaries party thereto, enforceable against it in accordance with its respective terms, except as limited by applicable bankruptcy or insolvency laws, and by general principles of equity.

          7.1.4.  Capital Structure.  Exhibit 7.1.4 hereto states, as of the
                  -----------------   -------------
     date hereof, (i) the correct name of each of the Subsidiaries of Borrower, its jurisdiction of incorporation or organization and the percentage of its Voting Stock owned by Borrower, (ii) the name of each of Borrower's and each of its Subsidiaries' corporate or joint venture relationships and the nature of the relationship, (iii) the number, nature and holder of all outstanding Securities of Borrower and the holder of Securities of each Subsidiary of Borrower and (iv) the number of issued and treasury Securities of Borrower. Borrower has good title to all of the Securities it purports to own of each of such Subsidiaries, free and clear in each case of any Lien other than Permitted Liens. All such Securities have been duly issued and are fully paid and non-assessable. As of the date hereof, there are no outstanding options to purchase, or any rights or warrants to subscribe for, or any commitments or agreements to issue or sell any Securities or obligations convertible into, or any powers of attorney relating to any Securities of Borrower or any of its Subsidiaries. Except as set forth on Exhibit 7.1.4, as of the date hereof, there are no
                     -------------
     outstanding agreements or instruments binding upon any of Borrower's or any of its Subsidiaries' partners, members or shareholders, as the case may be, relating to the ownership of its Securities.

          7.1.5.  Corporate Names.  Neither Borrower nor any of its Subsidiaries
                  ---------------
     has been known as or has used any legal, fictitious or trade names except those listed on Exhibit 7.1.5 hereto. Except as set forth on Exhibit 7.1.5,
                     -------------                                -------------
     neither Borrower nor any of its Subsidiaries has been the surviving corporation, limited liability company or other entity of a merger or consolidation or has acquired all or substantially all of the assets of any Person.

          7.1.6.  Business Locations; Agent for Process.  Each of Borrower's and
                  -------------------------------------
     each of its Subsidiary's chief executive office and other places of business as of the date hereof are as listed on Exhibit 6.1.1 hereto, as
                                                     -------------
     updated from time to time by Borrower. During the preceding one-year period, neither Borrower nor any of its Subsidiaries has had an office or place of business other than as listed on Exhibit 6.1.1. All tangible
                                               -------------
     Collateral is and will at all times be kept by Borrower and its Subsidiaries in accordance with subsection 6.1.1. Except as shown on
     Exhibit 6.1.1, as of the date hereof, no Inventory is stored with a bailee,
     -------------
     distributor, warehouseman or similar party, nor is any Inventory consigned to any Person.

          7.1.7.  Title to Properties; Priority of Liens.  Borrower and each of
                  --------------------------------------
     its Subsidiaries has good, indefeasible and marketable title to and fee simple ownership of, or valid and subsisting leasehold interests in, all of its real Property, and good title to all of the Collateral and all of its other Property, in each case, free and clear of all Liens except Permitted Liens. Each of Borrower and each of its Subsidiaries has paid or discharged all lawful claims which, if unpaid, might become a Lien against any of Borrower's or such Subsidiary's Properties that is not a Permitted Lien. The Liens granted to Agent under Section 5 hereof are first priority Liens, subject only to Permitted Liens.

          7.1.8.  Accounts.  Agent may rely, in determining which of Borrower's
                  --------
     Accounts are Eligible Accounts, on all statements and representations made by Borrower with respect to any Account or Accounts. With respect to each of Borrower's Accounts, whether or not such Account is an Eligible Account, unless otherwise disclosed to Agent in writing:

                  (i) It is genuine and in all respects what it purports to be, and it is not evidenced by a judgment;

                  (ii)  It arises out of a completed, bona fide sale and
                                                      ---- ----
          delivery of goods or rendition of services by Borrower, in the ordinary course of its business and in accordance with the terms and conditions of all purchase orders, contracts or other documents relating thereto and forming a part of the contract between Borrower and the Account Debtor;

                  (iii) It is for a liquidated amount maturing as stated in the duplicate invoice covering such sale or rendition of services, a copy of which has been furnished or is available to Agent;

                  (iv) There are no facts, events or occurrences which in any way impair the validity or enforceability of any Accounts or tend to reduce the amount payable thereunder from the face amount of the invoice and statements delivered or made available to Agent with respect thereto;

                  (v) To the best of Borrower's knowledge, the Account Debtor thereunder had the capacity to contract at the time any contract or other document giving rise to the Account was executed; and

                  (vi) To the best of Borrower's knowledge, there are no proceedings or actions which are threatened or pending against the Account Debtor thereunder which might result in any material adverse change in such Account Debtor's financial condition or the collectibility of such Account.

          7.1.9.  Equipment.  The Equipment of Borrower and its Subsidiaries is
                  ---------
     in good operating condition and repair, and all necessary replacements of and repairs thereto shall be made so that the operating efficiency thereof shall be maintained and preserved, reasonable wear and tear excepted, except where the failure to so maintain the same would not reasonably be expected to have a Material Adverse Effect. Borrower will not permit any Equipment to become affixed to any real Property leased to Borrower or any of its Subsidiaries so that an interest arises therein under the real estate laws of the applicable jurisdiction unless the landlord of such real Property has executed a landlord waiver or leasehold mortgage in favor of and in form reasonably acceptable to Agent, and Borrower will not permit any of the

     Equipment of Borrower or any of its Subsidiaries to become an accession to any personal Property other than Equipment that is subject to first priority (except for Permitted Liens) Liens in favor of Agent.

          7.1.10. Financial Statements; Fiscal Year.  The Consolidated balance
                  ---------------------------------
     sheets of Borrower and its Subsidiaries (including the accounts of all Subsidiaries of Borrower and their respective Subsidiaries for the respective periods during which a Subsidiary relationship existed) as of October 31, 2000, and the related statements of income for the periods ended on such dates, except for the absence of footnote disclosures and normal year-end adjustments, have been prepared in accordance with GAAP, and present fairly in all material respects the financial positions of Borrower and such Persons, taken as a whole, at such dates and the results of Borrower's and such Persons' operations, taken as a whole, for such periods. Except as disclosed on Exhibit 7.1.10 hereto, as of the date
                                     --------------
     hereof, since October 31, 2000, there has been no material adverse change in the financial position of Borrower and such other Persons, taken as a whole, as reflected in the Consolidated balance sheet as of such date. As of the date hereof, the fiscal year of Borrower and each of its Subsidiaries ends on the Saturday closest to December 31 of each year.

          7.1.11.  Full Disclosure.  The financial statements referred to in
                   ---------------
     subsection 7.1.10 hereof do not, nor does this Agreement or any other written statement of Borrower to Agent or any Lender contain any untrue statement of a material fact or omit a material fact necessary to make the statements contained therein or herein not misleading. There is no fact which Borrower has failed to disclose to Agent or any Lender in writing which would reasonably be expected to have a Material Adverse Effect.

          7.1.12.  Solvent Financial Condition.  Each of Borrower and each of
                   ---------------------------
     its Subsidiaries, is now and, after giving effect to the initial Loans to be made and the initial Letters of Credit and LC Guaranties to be issued hereunder and all related transactions, will be, Solvent.

          7.1.13.  Surety Obligations.  Except as set forth on Exhibit 7.1.13,
                   ------------------                          --------------
     as of the date hereof, neither Borrower nor any of its Subsidiaries is obligated as surety or indemnitor under any surety or similar bond or other contract issued or entered into to assure payment, performance or completion of performance of any undertaking or obligation of any Person.

          7.1.14.  Taxes. Borrower's federal tax identification number is 38-
                   -----
     3868249. The federal tax identification number of each Subsidiary of Borrower is shown on Exhibit 7.1.14 hereto. Borrower and each of its
                          --------------
     Subsidiaries has filed all federal, state and local tax returns and other reports relating to taxes it is required by law to file, except where the failure to so file would not reasonably be expected to have a Material Adverse Effect, and has paid, or made provision for the payment of, all taxes, assessments, fees, levies and other governmental charges upon it, its income and Properties as and when such taxes, assessments, fees, levies and charges are due and payable, unless and to the extent any thereof are being actively contested in good faith and by appropriate proceedings and Borrower and each of its Subsidiaries maintains reasonable reserves on its books therefor. The provision for taxes on the books of Borrower and its Subsidiaries is adequate for all years not closed by applicable statutes, and for the current fiscal year.

          7.1.15.  Brokers.  Except as shown on Exhibit 7.1.15 hereto, there are
                   -------                      --------------
     no claims for brokerage commissions, finder's fees or investment banking fees in connection with the transactions contemplated by this Agreement.

          7.1.16.  Patents, Trademarks, Copyrights and Licenses.  Borrower and
                   --------------------------------------------
     each of its Subsidiaries owns, possesses or licenses or has the right to use all the patents, trademarks, service marks, trade names, copyrights, licenses and other Intellectual Property necessary for the present conduct of its existing business without any known conflict with the rights of others, except for such conflicts as would not reasonably be expected to have a Material Adverse Effect. All such patents, trademarks, service marks, tradenames, copyrights, material licenses, and Intellectual Property are listed on Exhibit 7.1.16 hereto. To the knowledge of Borrower, no claim
                   --------------
     has been asserted to Borrower or any of its Subsidiaries which is currently pending that their use of their Intellectual Property or the conduct of their business does or may infringe upon the Intellectual Property rights of any third party. To the knowledge of Borrower and except as set forth on
     Exhibit 7.1.16 hereto, as of the date hereof, no Person is engaging in any
     --------------
     activity that infringes in any material respect upon Borrower's or any of its Subsidiaries' material Intellectual Property. Except as set forth on
     Exhibit 7.1.16, each of Borrower's and each of its Subsidiaries' (i)
     --------------
     material trademarks, service marks, and copyrights are registered with the U.S. Patent and Trademark Office or in the U.S. Copyright Office, as applicable and (ii) material license agreements and similar arrangements relating to its Inventory (1) permits, and does not restrict, the assignment by Borrower or any of its Subsidiaries to Agent, or any other Person designated by Agent, of all of Borrower's or such Subsidiary's, as applicable, rights, title and interest pertaining to such license agreement or such similar arrangement and (2) would permit the continued use by Borrower or such Subsidiary, or Agent or its assignee, of such license agreement or such similar arrangement and the right to sell Inventory subject to such license agreement for a period of no less than 6 months after a default or breach of such agreement or arrangement. The consummation and performance of the transactions and actions contemplated by this Agreement and the other Loan Document, including without limitation, the exercise by Agent of any of its rights or remedies under
     Section 10, will not result in the termination or impairment of any of Borrower's or any of its Subsidiaries' ownership or rights relating to its Intellectual Property, except for such Intellectual Property rights the loss or impairment of which would not reasonably be expected to have a Material Adverse Effect. Except as listed on Exhibit 7.1.16 and except as
                                                  --------------
     would not reasonably be expected to have a Material Adverse Effect, (i) neither Borrower nor any of its Subsidiaries is in breach of, or default under, any term of any license or sublicense with respect to any of its Intellectual Property and (ii) to the knowledge of Borrower, no other party to such license or sublicense is in breach thereof or default thereunder, and such license is valid and enforceable.

          7.1.17.  Governmental Consents.  Borrower and each of its Subsidiaries
                   ---------------------
     has, and is in good standing with respect to, all governmental consents, approvals, licenses, authorizations, permits, certificates, inspections and franchises necessary to continue to conduct its business as heretofore or proposed to be conducted by it and to own or lease and operate its Properties as now owned or leased by it, except where the failure to possess or so maintain such rights would not reasonably be expected to have a Material Adverse Effect.

          7.1.18.  Compliance with Laws.  Except as set forth on Exhibit 7.1.18
                   --------------------                          --------------
     attached hereto, Borrower and each of its Subsidiaries has duly complied in all material respects with, and its Properties, business operations and leaseholds are in compliance in all material respects with, the provisions of all federal, state and local laws, rules and regulations applicable to Borrower or such Subsidiary, as applicable, its Properties or the conduct of its business, except for such non-compliance as would not reasonably be expected to have a Material Adverse Effect, and to the knowledge of Borrower, there have been no citations, notices or orders of noncompliance issued to Borrower or any of its Subsidiaries under any such law, rule or regulation, except where such noncompliance would not reasonably be expected to have a Material Adverse Effect. Borrower acknowledges that notwithstanding the disclosure contained in Exhibit 7.1.18 attached hereto,
                                                 --------------
     it shall constitute a breach of this subsection 7.1.18 if the events and facts so disclosed could at any time reasonably be expected to have a Material Adverse Effect. Borrower and each of its Subsidiaries has established and maintains an adequate monitoring system to insure that it remains in compliance in all material respects with all federal, state and local rules, laws and regulations applicable to it. No Inventory has been produced in violation of the Fair Labor Standards Act (29 U.S.C. (S)201 et
                                                                             --
     seq.), as amended.
     ---

          7.1.19.  Restrictions.  Neither Borrower nor any of its Subsidiaries
                   ------------
     is a party or subject to any contract or agreement which restricts its right or ability to incur Indebtedness, other than as set forth on Exhibit
                                                                        -------
     7.1.19 hereto, none of which prohibit the execution of or compliance with
     ------
     this Agreement or the other Loan Documents by Borrower or any of its Subsidiaries, as applicable. In particular, although the Senior Notes Indenture and the Parent Debentures Indenture restrict the ability of Borrower and its Subsidiaries to incur Indebtedness generally, such restrictions do not restrict the ability of Borrower and its Subsidiaries (or Parent) to incur the Obligations or to enter into this Agreement because (i) Borrower may incur up to $50,000,000 of the Obligations under this Agreement under each of (a) Section 4.13(b)(i) and Section 4.13(b)(xvii) of the Senor Notes Indenture, when taken together and (b)
     Section 4.13(b)(i) and Section 4.13(b)(xvii) of the Parent Debentures Indenture, when taken together and (ii) the encumbrances and restrictions existing under or arising pursuant to this Agreement on the ability of Borrower and its Subsidiaries to take the actions described in Section 4.11 of the Senior Notes Indenture and Section 4.11 of the Parent Debentures Indenture are not materially more restrictive than the limitations contained in the Existing Credit Agreement as of July 28, 1999. As of the date hereof, (x) no principal payments have been required to be applied or have been applied to the Indebtedness under the Existing Credit Agreement under Section 4.16(a)(ii)(A) of the Senior Notes Indenture or Section 4.16(a)(ii)(A) of the Parent Debenture Indenture and (y) none of Parent, Borrower or any of their Subsidiaries has any Indebtedness outstanding, other than Indebtedness permitted under either Section 4.13(a) of the Senior Notes Indenture and Section 4.13(a) of the Parent Debentures Indenture or Sections 4.13(b)(i)-(xvi) of the Senior Notes Indenture and Sections 4.13(b)(i)-(xvi) of the Parent Debentures Indenture.

          7.1.20.  Litigation.  Except as set forth on Exhibit 7.1.20 hereto,
                   ----------                          --------------
     there are no actions, suits, proceedings or investigations pending, or to the knowledge of Borrower, threatened, against or involving Borrower or any of its Subsidiaries, or the business, operations, Properties, prospects, profits or condition of Borrower or any of its Subsidiaries which, singly or in the aggregate, would reasonably be expected to have a Material Adverse Effect. Neither Borrower nor any of its Subsidiaries is in default with respect to any order, writ, injunction, judgment, decree or rule of any court, governmental authority or arbitration board or tribunal, which, singly or in the aggregate, would reasonably be expected to have a Material Adverse Effect.

          7.1.21.  No Defaults.  Except as set forth on Exhibit 7.1.21, no event
                   -----------                          --------------
     has occurred and no condition exists which would, upon or after the execution and delivery of this Agreement or Borrower's performance hereunder, constitute a Default or an Event of Default. Except as set forth on Exhibit 7.1.21, neither Borrower nor any of its Subsidiaries is in
        --------------
     default in (and no event has occurred and no condition exists which constitutes, or which the passage of time or the giving of notice or both would constitute, a default in) the payment of any Indebtedness to any Person for Money Borrowed in excess of $25,000.

          7.1.22.  Leases.  Exhibit 7.1.22 hereto is a complete listing as of
                   ------   --------------
     the date hereof of all capitalized and operating personal property leases of Borrower and its Subsidiaries and all real property leases of Borrower and its Subsidiaries. Borrower and each of its Subsidiaries is in full compliance with all of the terms of each of its respective capitalized and operating leases, except where the failure to so comply would not reasonably be expected to have a Material Adverse Effect.

          7.1.23.  Pension Plans.  Except as disclosed on Exhibit 7.1.23 hereto,
                   -------------                          --------------
     neither Borrower nor any of its Subsidiaries has any Plan. Borrower and each of its Subsidiaries is in compliance with the requirements of ERISA and the regulations promulgated thereunder with respect to each Plan, except where the failure to so comply would not reasonably be expected to have a Material Adverse Effect. No fact or situation that would reasonably be expected to result in a material adverse change in the financial condition of Borrower and its Subsidiaries exists in connection with any Plan. Neither Borrower nor any of its Subsidiaries has any material withdrawal liability in connection with a Multiemployer Plan.

          7.1.24.  Trade Relations. Except as set forth on Exhibit 7.1.24, there
                   ---------------                         --------------
     exists no actual or, to Borrower's knowledge, threatened termination, cancellation or limitation of, or any modification or change in, the business relationship between Borrower or any of its Subsidiaries and any customer or any group of customers whose purchases individually or in the aggregate are material to the business of Borrower and its Subsidiaries, or with any material supplier, except in each case, where the same would not reasonably be expected to have a Material Adverse Effect, and there exists no present condition or state of facts or circumstances which would prevent Borrower or any of its Subsidiaries from conducting such business after the consummation of the transaction contemplated by this Agreement in substantially the same manner in which it has heretofore been conducted.

          7.1.25.  Labor Relations.  Except as described on Exhibit 7.1.25
                   ---------------                          --------------
     hereto, as of the date hereof, neither Borrower nor any of its Subsidiaries is a party to any collective bargaining agreement. There are no material grievances, disputes or controversies with any union or any other organization of Borrower's or any of its Subsidiaries' employees, or threats of strikes, work stoppages or any asserted pending demands for collective bargaining by any union or organization, except those that would not reasonably be expected to have a Material Adverse Effect.

          7.2.  Continuous Nature of Representations and Warranties.
                ---------------------------------------------------

          Each representation and warranty contained in this Agreement and the other Loan Documents shall be continuous in nature and shall remain accurate, complete and not misleading at all times during the term of this Agreement, except for changes in the nature of the business or operations of Borrower or any of its Subsidiaries that would render the information in any exhibit attached hereto or to any other Loan Document either inaccurate, incomplete or misleading, so long as Majority Lenders have consented to such changes or such changes are expressly permitted by this Agreement.

          7.3.  Survival of Representations and Warranties.
                ------------------------------------------

          All representations and warranties of Borrower contained in this Agreement or any of the other Loan Documents shall survive the execution, delivery and acceptance thereof by Agent and each Lender and the parties thereto and the closing of the transactions described therein or related thereto.

                SECTION 8. COVENANTS AND CONTINUING AGREEMENTS


          8.1.  Affirmative Covenants.
                ---------------------

          During the term of this Agreement, and thereafter for so long as there are any Obligations outstanding, Borrower covenants that, unless otherwise consented to by Majority Lenders, in writing, it shall:

          8.1.1.  Visits and Inspections; Lender Meeting. Permit representatives
                  --------------------------------------
     of Agent, and during the continuation of any Default or Event of Default any Lender, from time to time, as often as may be reasonably requested, but only during normal business hours, to visit and inspect the Properties of Borrower and each of its Subsidiaries, inspect, audit and make extracts from its books and records, and discuss with its officers, its employees and its independent accountants, Borrower's and each of its Subsidiaries' business, assets, liabilities, financial condition, business prospects and results of operations. Agent, if no Default or Event of Default then exists, shall give Borrower reasonable prior notice of any such inspection or audit. Without limiting the foregoing, Borrower will participate and will cause its key management personnel to participate in periodic meetings with Agent and Lenders, which meetings shall be held after reasonable notice at such time and such place as may be reasonably requested by Agent.

          8.1.2.  Notices.  Promptly notify Agent in writing of the occurrence
                  -------
     of any event or the existence of any fact which renders any representation or warranty in this Agreement or any of the other Loan Documents inaccurate, incomplete or misleading in any material respect as of the date made or remade. In addition, Borrower agrees to provide Agent with (i) 10 Business Days' prior written notice of (1) any change in the legal name of Borrower or any of its Subsidiaries, (2) the adoption by Borrower or any of its Subsidiaries of any new fictitious name or tradename and (3) any change in the chief executive office of Borrower or any of its Subsidiaries, and
     (ii) prompt written notice of any change in the information disclosed in any Exhibit hereto, in each case after giving effect to the materiality limits and Material Adverse Effect qualifications contained therein.

          8.1.3.  Financial Statements. Keep, and cause each of its Subsidiaries
                  --------------------
     to keep, adequate records and books of account with respect to its business activities in which proper entries are made in accordance with customary accounting practices reflecting all its financial transactions; and cause to be prepared and furnished to Agent and each Lender, the following, all to be prepared in accordance with GAAP applied on a consistent basis, unless Borrower's certified public accountants concur in any change therein and such change is disclosed to Agent and is consistent with GAAP:

                  (i) not later than 90 days after the close of each fiscal year of Borrower, unqualified (except for a qualification for a change in accounting principles with which the accountant concurs) audited financial statements of Borrower and its Subsidiaries as of the end of such year, on a Consolidated basis, certified by Price Waterhouse Coopers (or another firm of independent certified public accountants of recognized standing selected by Borrower but acceptable to Agent) and, within a reasonable time thereafter a copy of any management letter issued in connection therewith;

                  (ii) not later than 30 days after the end of each month hereafter, other than the last month of Borrower's fiscal year, and not later than 40 days after the end of the last month of Borrower's fiscal year, unaudited interim financial statements of Borrower and its Subsidiaries as of the end of such month and of the portion of the fiscal year then elapsed, on a Consolidated and consolidating basis, certified by the principal financial officer or Vice President-Finance of Borrower as prepared in accordance with GAAP and fairly presenting in all material respects the financial position and results of operations of Borrower and its Subsidiaries for such month and period subject only to changes from audit and year-end adjustments and except that such statements need not contain notes;

                  (iii) together with each delivery of financial statements pursuant to clauses (i) and (ii) of this subsection 8.1.3, a management report (1) setting forth in comparative form the corresponding figures for the corresponding periods of the previous fiscal year and the corresponding figures from the most recent Projections for the current fiscal year delivered pursuant to subsection 8.1.7 and (2) identifying the reasons for any significant variations. The information above shall be presented in reasonable detail and shall be certified by the principal financial officer or Vice President-Finance of Borrower to the effect that such information fairly presents in all material respects the results of operation and financial condition of Borrower and its Subsidiaries as of the dates and for the periods indicated;

                  (iv) promptly after the sending or filing thereof, as the case may be, copies of any proxy statements or financial statements which Borrower has made available to its Securities holders and copies of any regular, periodic and special reports or registration statements which Parent, Borrower or any of its Subsidiaries files with the Securities and Exchange Commission or any governmental authority which may be substituted therefor, or any national securities exchange;

                  (v) upon request of Agent, copies of any annual report to be filed with ERISA in connection with each Plan; and

                  (vi) such other data and information (financial and otherwise) as Agent or any Lender, from time to time, may reasonably request, bearing upon or related to the Collateral or Borrower's or any of its Subsidiaries' financial condition or results of operations.

                  Concurrently with the delivery of the financial statements described in paragraph (i) of this subsection 8.1.3, Borrower shall forward to Agent a copy of the accountants' letter to Borrower's management that is prepared in connection with such financial statements and also shall cause to be prepared and shall furnish to Agent a certificate of the aforesaid certified public accountants certifying to Agent that, based upon their examination of the financial statements of Borrower and its Subsidiaries performed in connection with their examination of said financial statements, they are not aware of any Default or Event of Default, or, if they are aware of such Default or Event of Default, specifying the nature thereof. Concurrently with the delivery of the financial statements described in paragraph (i) and (ii) of this subsection 8.1.3, or more frequently if reasonably requested by Agent, Borrower shall cause to be prepared and furnished to Agent a Compliance Certificate in the form of Exhibit 8.1.3
                                                                -------------
     hereto executed by the principal financial officer or Vice President-Finance of Borrower.

          8.1.4.    Borrowing Base Certificates. On or before the 15/th/ day of
                    ---------------------------
     each month from and after the date hereof, Borrower shall deliver to Agent, in form acceptable to Agent, a borrowing base certificate executed by an officer identified in writing by Borrower to Agent as being authorized to execute borrowing base certificates hereunder, relating to Eligible Accounts and Eligible Inventory as of the last day of the immediately preceding month, with such supporting materials as Agent shall reasonably request. If requested by Agent, or if Borrower deems it advisable, Borrower shall execute and deliver to Agent borrowing base certificates more frequently than monthly.

          8.1.5.    Landlord, Processor and Storage Agreements. Provide Agent
                    ------------------------------------------
     with copies of all agreements between Borrower or any of its Subsidiaries and any landlord, processor, distributor, warehouseman or consignee which owns any premises at which any Collateral may, from time to time, be kept.

          8.1.6.    Guarantor Financial Statements. Deliver or cause to be
                    ------------------------------
     delivered to Agent financial statements, if any, for each Guarantor (to the extent not consolidated with the financial statements delivered to Agent under subsection 8.1.3) in form and substance satisfactory to Agent at such intervals and covering such time periods as Agent may request.

          8.1.7.    Projections. No later than the end of each fiscal year of
                    -----------
     Borrower, deliver to Agent Projections of Borrower and each of its Subsidiaries for the forthcoming fiscal year, month by month.

          8.1.8.    Subsidiaries. Cause each Subsidiary of Borrower, whether now
                    ------------
     or hereafter in existence, promptly upon Lender's request, to execute and deliver to Lender a Guaranty Agreement and a security agreement pursuant to which such Subsidiary guaranties the payment of all Obligations and grants to Lender a first priority Lien (subject only to Permitted Liens) on all of its Properties of the types described in subsection 5.1. Additionally, Borrower shall execute and deliver to Lender a pledge agreement pursuant to which Borrower grants to Lender a first priority Lien (subject only to Permitted Liens) with respect to all of the issued and outstanding Securities of each such Subsidiary and the Securities of Alloway owned by Borrower.

          8.1.9.    Certain Notices.  Promptly provide Agent with copies of each
                    ---------------
     notice given or received by Borrower or Parent, as applicable, under (a)
     Section 4.06 of the Senior Notes Indenture, as well as each other written notice given or received by Borrower or Parent under the Senior Notes Indenture and (b) Section 4.06 of the Parent Debentures Indenture, as well as each other written notice given or received by Borrower or Parent under the Parent Debentures Indenture.

          8.1.10.    Environmental Matters.
                     ---------------------

                  (i) Deliver or cause to be delivered to Agent (a) within 75 days after the Closing Date, phase I environmental reports relating to Borrower's real property located in La Mirada, California; Oregon, Illinois; and Sioux Falls, South Dakota and (b) on or before June 1, 2001, phase II and III environmental reports relating to Borrower's real property located in Hubbardston, Massachusetts, in each case in form and substance, and issued by a consultant, satisfactory to Agent. Unless otherwise agreed by Majority Lenders, Borrower shall promptly take such remedial and other actions as such reports recommend in respect of any material issues raised in such reports.

                  (ii) Promptly provide to Agent copies of all correspondence, filings, notices and other writings received and sent by Borrower will respect to the events described in Exhibit 7.1.18, and keep Agent
                                             --------------
          informed on a current basis with respect to all material developments related thereto.

          8.1.11.    Dealers.  Obtain and maintain from each Account Debtor that
                     -------
     is a dealer of Borrower's Inventory, a security agreement granting to Borrower a purchase money security interest in the Inventory sold to such Account Debtor and the proceeds thereof in order to secure amounts owing from such Account Debtor to Borrower, obtain from such Account Debtor (and appropriately file) UCC financing statements necessary and sufficient to perfect such security interest and take such additional steps as are necessary to perfect such security interest as a purchase money security interest in such Inventory. Upon request by Agent, Borrower shall promptly provide Agent with copies of the foregoing agreements and documents with respect to any Account Debtor.

          8.2.    Negative Covenants.
                  ------------------

          During the Term, and thereafter for so long as there are any Obligations outstanding, Borrower covenants that, unless otherwise consented to by Majority Lenders, in writing, it shall not:

          8.2.1.  Mergers; Consolidations; Acquisitions. Merge or consolidate,
                  -------------------------------------
     or permit any Subsidiary of Borrower to merge or consolidate, with any Person; or acquire, or permit any of their respective Subsidiaries to acquire, all or any substantial part of the Properties of any Person, except for:

                  (i) mergers of any Subsidiary of Borrower into Borrower or another Subsidiary of Borrower; and

                  (ii) acquisitions of assets consisting of fixed assets or real property that constitute Capital Expenditures permitted under subsection 8.2.8.

     Notwithstanding the foregoing, in no event shall any such merger or consolidation take place unless the same would be permitted under the terms of Section 5.01 of the Senior Notes Indenture and Section 5.01 of the Parent Debentures Indenture.

          8.2.2.  Loans.  Except as disclosed on Exhibit 8.2.2, make, or permit
                  -----                          -------------
     any Subsidiary of Borrower to make, any loans or other advances of money to any Person, other than (i) for salary, travel advances, advances against commissions and other similar advances to employees and extensions of trade credit in the ordinary course of business, (ii) deposits with financial institutions permitted under this Agreement, (iii) prepaid expenses and
     (iv) loans by Borrower to any Subsidiary of Borrower that is also a Guarantor, and loans by any Subsidiary of Borrower that is also a Guarantor to Borrower, so long as (a) the same are evidenced by promissory notes pledged by Borrower or such Subsidiary, as applicable, to Agent as part of the Collateral for the Obligations, (b) such loans are subordinated to the Obligations pursuant to the terms of the applicable promissory note or subordination agreement and (c) any payment by any such Subsidiary in respect of its Guaranty Agreement shall result in a reduction of the applicable loan by a like amount.

          8.2.3.  Total Indebtedness.  Create, incur, assume, or suffer to
                  ------------------
      exist, or permit any Subsidiary of Borrower to create, incur or suffer to exist, any Indebtedness, except:

                (i) Obligations owing to Agent or any Lender under this Agreement;

                (ii) Indebtedness existing on the date of this Agreement and listed on Exhibit 8.2.3;
                    -------------

                (iii)   Permitted Purchase Money Indebtedness;

                (iv) Senior Notes Debt of up to $130,000,000, as reduced by any payments made in respect thereof;

                (v) Seller Secured Debt of up to $5,000,000, as reduced by any payments made in respect thereof;

                (vi) Indebtedness in respect of intercompany loans permitted under subsection 8.2.2(iv);

                (vii)   Guaranties of any Indebtedness permitted hereunder;

                (viii) Contingent liabilities arising out of endorsements of checks and other negotiable instruments for deposit or collection in the ordinary course of business;

                (ix) To the extent not mentioned above, trade payables, accruals and accounts payable in the ordinary course of business (in each case to the extent not overdue) not for Money Borrowed; and

                (x) Indebtedness not included in paragraphs (i) through (ix) above which does not exceed at any time, in the aggregate, the sum of $250,000.

     Notwithstanding the foregoing, in no event shall Borrower or any Subsidiary of Borrower incur, assume or suffer to exist (a) any Indebtedness (including any Indebtedness listed in clauses (i) - (xii) above), unless the same would be permitted under either Section 4.13(a) of the Senior Notes Indenture and Section 4.13(a) of the Parent Debentures Indenture or Sections 4.13(b)(i) - (xvi) of the Senior Notes Indenture and Sections 4.13(b)(i) - (xvi) of the Parent Debentures Indenture, (b) any Indebtedness in respect of any "Additional Notes" (as defined in the Senior Notes Indenture) or (c) any Indebtedness in respect of the Parent Debentures Debt, which shall remain solely an obligation of Parent.

          8.2.4.    Affiliate Transactions.  Enter into, or be a party to, or
                    ----------------------
     permit any Subsidiary of Borrower to enter into or be a party to, any transaction with any Affiliate of Borrower or any holder of any Securities of Borrower or any Subsidiary of Borrower, including without limitation any management, consulting or similar fees, except (i) in the ordinary course of and pursuant to the reasonable requirements of Borrower's or such Subsidiary's business and upon fair and reasonable terms which are fully disclosed to Agent and are no less favorable to Borrower than would be obtained in a comparable arms-length transaction with a Person not an Affiliate or Security holder of Borrower, (ii) for the Dealer Financing Arrangement with Capital Source and the sale to Capital Source of Accounts in connection therewith and pursuant to the terms of the Capital Source Agreements and (iii) for transactions otherwise permitted under this Agreement.

     Notwithstanding the foregoing, (i) in no event shall any management, consulting or similar fees be paid to any Affiliate of Borrower or any holder of Securities of Borrower or any Subsidiary of Borrower and (b) no transaction with an Affiliate or Security holder may be consummated unless the same is permitted under Section 4.12 of the Senior Notes Indenture and
     Section 4.12 of the Parent Debentures Indenture.

          8.2.5.    Limitation on Liens.  Create or suffer to exist, or permit
                    -------------------
     any Subsidiary of Borrower to create or suffer to exist, any Lien upon any of its Property, income or profits, whether now owned or hereafter acquired, except:

                (i) Liens at any time granted in favor of Agent for the benefit of Lenders;

                (ii) Liens for taxes, assessments or governmental charges (excluding any Lien imposed pursuant to any of the provisions of ERISA) not yet due, or being contested in the manner described in subsection 7.1.14 hereto, but only if such Lien would not reasonably be expected to have a Material Adverse Effect;

                (iii) Liens arising in the ordinary course of the business of Borrower or any of its Subsidiaries by operation of law or regulation, but only if payment in respect of any such Lien is not at the time required and such Liens do not, in the aggregate, materially detract from the value of the Property of Borrower or any of its Subsidiaries or materially impair the use thereof in the operation of the business of Borrower or any of its Subsidiaries;

                (iv) Purchase Money Liens securing Permitted Purchase Money Indebtedness;

                (v)     Such other Liens as appear on Exhibit 8.2.5 hereto;
                                                      -------------

                (vi) Liens incurred or deposits made in the ordinary course of business in connection with (1) worker's compensation, social security, unemployment insurance and other like laws or (2) sales contracts, leases, statutory obligations, work in progress advances and other similar obligations not incurred in connection with the borrowing of money or the payment of the deferred purchase price of property;

                (vii) Reservations, covenants, zoning and other land use regulations, title exceptions or encumbrances granted in the ordinary course of business, affecting real Property owned or leased by Borrower or one of its Subsidiaries; provided that such exceptions do
                                               --------
          not in the aggregate materially interfere with the use of such Property in the ordinary course of Borrower's or such Subsidiary's business;

                (viii) Judgment Liens that do not give rise to an Event of Default under subsection 10.1.15;

                (ix) A Lien on the real Property of Borrower located in La Mirada, California that secures the Seller Secured Debt; and

                (x) Such other Liens as Majority Lenders may hereafter approve in writing.

          8.2.6.    Payments and Amendments of Certain Debt.
                    ---------------------------------------

                (i) Make or permit any Subsidiary of Borrower to make any payment of any part or all of any Subordinated Debt or take any other action or omit to take any other action in respect of any Subordinated Debt, except in accordance with the subordination agreement relative thereto or the subordination provisions thereof;

                (ii) Make or permit any Subsidiary of Borrower to make any complete or partial payment (including any payment or mandatory or optional prepayment of principal of, premium, if any, or interest on, or redemption, purchase, retirement, defeasance (including in-substance or legal defeasance), sinking fund or similar payment) with respect to, any of the Parent Debentures Debt, the Senior Notes Debt or the Seller Secured Debt, including without limitation any optional redemption of the Senior Notes pursuant to Section 3.07 of the Senior Notes Indenture, any mandatory repurchase of Senior Notes after a "Change of Control" under Section 4.15 of the Senior Notes Indenture, any mandatory repurchase of Senior Notes under Section 4.16 of the Senior Notes Indenture, any optional redemption of the Parent Debentures under Section 3.07 of the Parent Debentures Indenture, any mandatory repurchase of Parent Debentures after a "Change of Control" under Section 4.15 of the Parent Debentures Indenture or any mandatory repurchase of Parent Debentures under Section 4.16 of the Parent Debentures Indenture; provided that so long as no Event of Default or Default shall have occurred and be continuing or shall be caused thereby (a) Borrower may make regularly scheduled payments of principal and interest in respect of the Seller Secured Debt in accordance with the terms of, and to the extent required by, the Seller Secured Note, (b) Borrower may make regularly scheduled payments of interest in respect of the Senior Notes in accordance with the terms of, and only to the extent required by the Senior Notes Indenture, (c) Borrower may make the Distributions described in subsection 8.2.7(iv) hereof, and (d) Borrower may repurchase Senior Notes in an aggregate amount not to exceed $10,000,000 during the Term; however, (1) no such repurchases shall be permitted prior to the delivery by Borrower to Agent of the financial statements required to be delivered pursuant to subsection 8.1.3(ii) for the period ending June 30, 2001, (2) at the time of each such repurchase, and immediately thereafter, Borrower shall be in compliance with Section
          8.3 hereof, (3) no Event of Default shall have occurred at any time during the two calendar quarters immediately preceding such repurchase, (4) the Interest Coverage Ratio as of the last day of the calendar quarter immediately preceding such repurchase shall be at least 1.25 to 1.00 and (5) no more than three separate repurchases of Senior Notes shall be made during the Term;

                (iii) Amend or modify any agreement, instrument or document evidencing or relating to any Subordinated Debt; or

                (iv) Amend or modify in any material fashion, or waive any material rights under, or suffer Parent to do any of the same, any agreement, instrument or document evidencing the Seller Secured Debt (including without limitation the Seller Secured Note), the Senior Notes Debt (including without limitation the Senior Notes and the Senior Notes Indenture) or the Parent Debentures Debt (including without limitation the Parent Debentures and the Parent Debentures Indenture); or amend or change any of the foregoing (or make any payment consistent with an amendment thereof or a change thereto), if the effect of such amendment or change is to increase the interest rate thereon, change (to earlier dates) any dates upon which payments of principal or interest are due thereon, change any event of default or condition to an event of default with respect thereto (other then to eliminate any such event of default or increase any grace period related thereto), change the prepayment or defeasance provisions thereof, change any subordination provisions thereof (or of any guaranty thereof), or change any collateral therefor (other than to release such collateral), or if the effect of such amendment or change, together with all other amendments or changes made, is to increase materially the obligations of any obligor thereunder or to confer any additional rights on the holders thereof which would be adverse to Parent, Borrower, Agent or Lenders.

     Notwithstanding the foregoing, no payment under clause (i) or (ii) above shall be permitted to be made unless the same is permitted under Section
     4.10 of the Senior Notes Indenture and Section 4.10 of the Parent Debentures Indenture.

          8.2.7.    Distributions.  Declare or make, or permit any Subsidiary of
                    -------------
     Borrower to declare or make, any Distributions, except for:

                (i)    Distributions by any Subsidiary of Borrower to Borrower;

                (ii) Distributions paid solely in shares of Securities of Borrower or any of its Subsidiaries;

                (iii) Distributions by Borrower in an amount sufficient to permit Parent to make payments of interest commencing on July 15, 2004 on account of Parent Debentures Debt in the amount and on the due date of each such payment in accordance with the terms of, and only to the extent required by, the Parent Debentures, so long as Parent applies the amount of such Distribution for such purpose;

                (iv) Distributions by Borrower in an amount necessary and sufficient to enable Parent to pay administrative costs and expenses related to the business of Borrower and its Subsidiaries, not to exceed $250,000 in any fiscal year of Borrower, so long as Parent applies the amount of such Distributions for such purpose; and

                (v) Distributions by Borrower to the extent necessary to enable Parent to discharge the Consolidated tax liabilities of Parent and its Subsidiaries, so long as Parent applies the amount of such Distributions for such purpose.

     provided, however, that no Distribution otherwise permitted (x) by clauses
     (iii) and (iv) above shall be permitted to be made if, immediately before or after giving effect thereto, a Default or Event of Default shall exist or (y) hereunder shall be permitted to be made unless the same is permitted under Section 4.10 of the Senior Notes Indenture and Section 4.10 of the Parent Debentures Indenture.

          8.2.8.    Capital Expenditures.  Make Capital Expenditures (including,
                    --------------------
     without limitation, by way of capitalized leases) which, in the aggregate, as to Borrower and all of its Subsidiaries, exceed (i) $2,600,000 during the 2001 fiscal year, (ii) $3,000,000 during the 2002 fiscal year; provided, that if the Fixed Charge Coverage Ratio for the 2001 fiscal year is greater than 1.05 to 1.00, such amount shall be increased to $4,000,000 and (iii) $3,300,000 during the 2003 fiscal year; provided, that if the Fixed Charge Coverage Ratio for the 2002 fiscal year is greater than 1.10 to 1.00, such amount shall be increased to $5,000,000; provided, that $1,000,000 of the unused Capital Expenditure allowance for any fiscal year may be carried over to the next succeeding fiscal year only, to be used after the full Capital Expenditure allowance for such succeeding fiscal year has been fully used.

          8.2.9.    Disposition of Assets.  Borrower shall not, and shall not
                    ---------------------
     permit any of its Subsidiaries to, consummate any Asset Disposition or other sale, lease, transfer or other disposition of any of its Property (including without limitation as part of a sale and leaseback transaction) without the prior written consent of Majority Lenders, other than (i) so long as no Default or Event of Default has occurred and is continuing, sales of Inventory in the ordinary course of business; (ii) transfers of Property to Borrower by a Subsidiary of Borrower; (iii) dispositions of investments described in paragraphs (iv), (v), (vi) and (vii) of the definition of the term Restricted Investments; (iv) so long as no Default
                            ----------------------
     or Event of Default has occurred and is continuing, any such individual transaction (and not any such transaction constituting one of a series of related transactions) involving Property that does not constitute all or substantially all of the assets of or business unit or a product line and that has a book value of $500,000 or less; provided, that if the aggregate value of all Property sold or otherwise disposed of under this clause (iv) in any fiscal year of Borrower exceeds $1,000,000, then each subsequent sale or other disposition during such fiscal year will require the consent of Majority Lenders unless the subject Property has a book value of $100,000 or less; (v) sale of Accounts to Capital Source in connection with the Dealer Financing Arrangement, pursuant to the terms of the Capital Source Agreements; and (vi) other such transactions so long as (a) no Event of Default or Default is then in existence or would be caused thereby, (b) either such transaction does not constitute an Asset Disposition or, if such transaction does constitute an Asset Disposition, the Asset Disposition Threshold has not previously been exceeded and will not be exceeded by such Asset Disposition, (c) if such transaction involves the sale, lease, transfer or other disposition of any Eligible Account, Eligible Inventory, Eligible Equipment or Eligible Real Property, the net cash proceeds of such transaction are at least equal to the amount of the Revolving Credit Loans predicated on the value of such Property, (d) the Property subject to such transaction is not necessary or useful to the ongoing business operations of Borrower or its Subsidiaries and (e) such transaction would be permitted pursuant to Sections 4.16 and 4.20 of the Senior Notes Indenture and Sections 4.16 and 4.18 of the Parent Debentures Indenture. Borrower shall deliver to Agent, at least 10 days prior to the consummation of each transaction described in subsection 8.2.9(vi), whether or not such transaction requires the consent of Majority Lenders, a written certificate of the principal financial officer of Borrower, attesting to the satisfaction of the conditions described in clauses (a) - (e) above, and showing all applicable calculations, including without limitation a calculation demonstrating whether the Asset Disposition Threshold has been exceeded. The proceeds of each transaction permitted under this subsection 8.2.9 or otherwise consented to by Majority Lenders under this subsection 8.2.9 shall be applied to the Obligations as set forth in subsection 3.3.1.

          8.2.10.   Securities of Subsidiaries. Permit any of its Subsidiaries
                    --------------------------
     to issue any additional Securities except director's qualifying Securities.

          8.2.11.   Bill-and-Hold Sales, Etc. Make, or permit any Subsidiary of
                    ------------------------
     Borrower to make, a sale to any customer on a bill-and-hold or consignment basis, except for bill and hold sales made by Borrower from time to time in a manner consistent with Borrower's past practices and involving Inventory with an aggregate value not in excess of $1,000,000 at any time.

          8.2.12.   Restricted Investment. Make or have, or permit any
                    ---------------------
     Subsidiary of Borrower to make or have, any Restricted Investment.

          8.2.13.   Subsidiaries and Joint Ventures. Create, acquire or
                    -------------------------------
     otherwise suffer to exist any Subsidiary or joint venture arrangement not in existence as of the date hereof and not described on Schedule 8.2.12.
                                                             ---------------

          8.2.14.   Tax Consolidation.  File or consent to the filing of any
                    -----------------
     consolidated income tax return with any Person other than Parent.

          8.2.15.   Organizational Documents. Agree to, or suffer to occur, any
                    ------------------------
     amendment, supplement or addition to its or any of its Subsidiaries' charter, articles or certificate of incorporation, certificate of formation, limited partnership agreement, bylaws, limited liability agreement, operating agreement or other organizational documents (as the case may be), that would reasonably be expected to have a Material Adverse Effect.

          8.2.16.   Fiscal Year End.  Change, or permit any Subsidiary of
                    ----------------
     Borrower to change, its fiscal year end.

          8.2.17.   Capital Source Agreements.  Once the Capital Source
                    -------------------------
     Agreements have been executed, amend or modify any Capital Source Agreement or any other agreement, instrument or document evidencing or relating to the Dealer Financing Arrangement.

          8.2.18.   Alloway Agreements.  Amend or modify any agreement,
                    ------------------
     instrument or document (a) pursuant to which Alloway was established, (b) pursuant to which its profits and losses are allocated, or (c) which deals with the obligation of any owner of a membership interest in Alloway to make capital contributions to or investments in Alloway, or to purchase goods from Alloway, including without limitation Alloway's Operating Agreement, Alloway's Certificate of Formation, the Preorganization Contribution Agreement between Borrower and Deere & Company, the Contract Manufacturing Agreement between Alloway and Borrower and the Contract Manufacturing Agreement between Alloway and Deere & Company.

          8.3.   Specific Financial Covenants.
                 ----------------------------

          During the Term, and thereafter for so long as there are any Obligations outstanding, Borrower covenants that, unless otherwise consented to by Majority Lenders in writing, it shall comply with all of the financial covenants set forth in Exhibit 8.3 hereto. If GAAP changes from the basis used
                       -----------
in preparing the audited financial statements delivered to Agent by Borrower on or before the Closing Date, Borrower will provide Agent with certificates demonstrating compliance with such financial covenants and will include, at the election of Borrower or upon the request of Agent, calculations setting forth the adjustments necessary to demonstrate how Borrower is in compliance with such financial covenants based upon GAAP as in effect on the Closing Date.

                        SECTION 9. CONDITIONS PRECEDENT

          Notwithstanding any other provision of this Agreement or any of the other Loan Documents, and without affecting in any manner the rights of Agent or any Lender under the other sections of this Agreement, no Lender shall be required to make any Loan, nor shall Agent be required to issue or procure any Letter of Credit or LC Guaranty unless and until each of the following conditions has been and continues to be satisfied:

          9.1.  Documentation.
                -------------

          Agent shall have received, in form and substance satisfactory to Agent and its counsel, a duly executed copy of this Agreement and the other Loan Documents, together with such additional documents, instruments and certificates as Agent and its counsel shall require in connection therewith from time to time, all in form and substance satisfactory to Agent and its counsel.

          9.2.  No Default.
                ----------

          No Default or Event of Default shall exist.

          9.3.  Other Conditions.
                ----------------

          Each of the conditions precedent set forth in the Loan Documents shall have been satisfied.

          9.4.   Excess Availability.
                 -------------------

          Agent shall have determined that immediately after Lenders have made the initial Loans and after Agent has issued or procured the initial Letters of Credit and LC Guaranties contemplated hereby, and Borrower has paid (or, if accrued, treated as paid), all closing costs incurred in connection with the transactions contemplated hereby, and has reserved an amount sufficient to pay all trade payables greater than 60 days past due, Excess Availability shall not be less than $10,000,000.

          9.5.   No Litigation.
                 -------------

          No action, proceeding, investigation, regulation or legislation shall have been instituted or proposed before any court, governmental agency or legislative body to enjoin, restrain or prohibit, or to obtain damages in respect of, or which is related to or arises out of this Agreement or the consummation of the transactions contemplated hereby.

          9.6.   Material Adverse Effect.
                 -----------------------

          Except as disclosed on Exhibit 9.6 attached hereto, since October 31,
                                 -----------
2000, there has not been any material adverse change in its business, assets, financial condition, income or prospects and no event or condition exists which would be reasonably likely to result in any Material Adverse Effect.

         SECTION 10. EVENTS OF DEFAULT; RIGHTS AND REMEDIES ON DEFAULT

          10.1.  Events of Default.
                 -----------------

          The occurrence of one or more of the following events shall constitute an "Event of Default":

          10.1.1.   Payment of Obligations. Borrower shall fail to pay any of
                    ----------------------
     the Obligations on the due date thereof (whether due at stated maturity, on demand, upon acceleration or otherwise).

          10.1.2.   Misrepresentations. Any representation, warranty or other
                    ------------------
     statement made or furnished to Agent or any Lender by or on behalf of Borrower, any Subsidiary of Borrower or any Guarantor in this Agreement, any of the other Loan Documents or any instrument, certificate or financial statement furnished in compliance with or in reference thereto proves to have been false or misleading in any material respect when made, furnished or remade pursuant to Section 7.2 hereof.

          10.1.3.   Breach of Specific Covenants.  Borrower shall fail or
                    ----------------------------
     neglect to perform, keep or observe any covenant contained in Sections 5.2, 6.1.2, 8.1.1, 8.1.2, 8.1.4, 8.2 or 8.3 hereof on the date that Borrower is required to perform, keep or observe such covenant or shall fail or neglect to perform, keep or observe any covenant contained in Section 8.1.3 hereof within 5 days following the date on which Borrower is required to perform, keep or observe such covenant.

          10.1.4.   Breach of Other Covenants.  Borrower shall fail or neglect
                    -------------------------
     to perform, keep or observe any covenant contained in this Agreement (other than a covenant which is dealt with specifically elsewhere in Section 10.1 hereof) and the breach of such other covenant is not cured to Agent's satisfaction within 30 days after the sooner to occur of Borrower's receipt of notice of such breach from Agent or the date on which such failure or neglect first becomes known to any officer of Borrower.

          10.1.5.   Default Under Security Documents or Other Agreements. Any
                    ----------------------------------------------------
     event of default shall occur under, or Borrower, any of its Subsidiaries or any other Guarantor shall default in the performance or observance of any term, covenant, condition or agreement contained in, any of the Security Documents or the Other Agreements and such default shall continue beyond any applicable grace period.

          10.1.6.   Other Defaults. There shall occur any default or event of
                    --------------
     default on the part of Borrower, any Subsidiary of Borrower or any other Guarantor under any agreement, document or instrument to which Borrower, such Subsidiary of Borrower or such Guarantor is a party or by which Borrower, such Subsidiary of Borrower or such Guarantor or any of its Property is bound, evidencing or relating to (a) any Indebtedness (other than the Obligations) with an outstanding principal balance in excess of $250,000, if the payment or maturity of such Indebtedness is or could be accelerated in consequence of such event of default or demand for payment of such Indebtedness is made or could be made in accordance with the terms thereof or (b) the Senior Notes Debt, the Parent Debentures Debt or the Seller Secured Debt (including without limitation the failure of Borrower to pay accrued interest in respect of the Senior Notes Debt that was due on January 15, 2001 prior to the expiration of the cure period applicable thereto under the Senior Notes Indenture).

          10.1.7.   Uninsured Losses.  Any material loss, theft, damage or
                    ----------------
     destruction of any portion of the Collateral having a fair market value of $250,000 for any single such event, or $500,000 in the aggregate for all such events, in any case if not fully covered (subject to such deductibles and self-insurance retentions as Agent shall have permitted) by insurance.

          10.1.8.   Insolvency and Related Proceedings. Borrower, any Subsidiary
                    ----------------------------------
     of Borrower or any Guarantor shall cease to be Solvent or shall suffer the appointment of a receiver, trustee, custodian or similar fiduciary, or shall make an assignment for the benefit of creditors, or any petition for an order for relief shall be filed by or against Borrower, any Subsidiary of Borrower or any Guarantor under the federal bankruptcy laws (if against Borrower, any Subsidiary of Borrower or any Guarantor the continuation of such proceeding for more than 30 days), or Borrower, any Subsidiary of Borrower or any Guarantor shall make any offer of settlement, extension or composition to their respective unsecured creditors generally, or Borrower, any Subsidiary of Borrower or any Guarantor shall cease doing business or commence a liquidation of its assets.

          10.1.9.   Business Disruption; Condemnation. There shall occur a
                    ---------------------------------
     cessation of a substantial part of the business of Borrower, any Subsidiary of Borrower or any Guarantor for a period which materially adversely affects Borrower's, such Subsidiary's or such Guarantor's capacity to continue its business on a profitable basis; or Borrower, any Subsidiary of Borrower or any Guarantor shall suffer the loss or revocation of any material license or permit now held or hereafter acquired by Borrower, any Subsidiary of Borrower or any Guarantor which is necessary to the continued or lawful operation of its business; or Borrower, any Subsidiary of Borrower or any Guarantor shall be enjoined, restrained or in any way prevented by court, governmental or administrative order from conducting all or any material part of its business affairs; or any material lease or agreement pursuant to which Borrower, any Subsidiary of Borrower or any Guarantor leases, uses or occupies any Property shall be canceled or terminated prior to the expiration of its stated term, except any such lease or agreement the cancellation or termination of which would not reasonably be expected to have a Material Adverse Effect; or any material portion of the Collateral shall be taken through condemnation or the value of such Property shall be impaired through condemnation.

          10.1.10.  Change of Ownership. (a) Madison Dearborn Capital Partners
                    -------------------
     II, L.P. shall cease to own and control, beneficially and of record both
     (i) in excess of 50% of the issued and outstanding Voting Stock of Parent and (ii) a sufficient percentage of the issued and outstanding Voting Stock of Parent to control the board of directors of Parent, (b) Parent shall cease to own and control, beneficially and of record (directly or indirectly), 100% of the issued and outstanding Securities and Voting Stock of Borrower and each of its other Subsidiaries, (c) Borrower shall cease to own and control, beneficially and of record (directly or indirectly), 100% of the issued and outstanding Securities and Voting Stock of each of its Subsidiaries or (d) a "Change of Control" shall occur under either the Senior Notes Indenture or the Parent Debentures Indenture.

          10.1.11.  ERISA.  A Reportable Event shall occur which, in Agent's
                    -----
     discretion, constitutes grounds for the termination by the Pension Benefit Guaranty Corporation of any Plan or for the appointment by the appropriate United States district court of a trustee for any Plan, or if any Plan shall be terminated or any such trustee shall be requested or appointed, or if Borrower, any Subsidiary of Borrower or any other Guarantor is in "default" (as defined in Section 4219(c)(5) of ERISA) with respect to payments to a Multiemployer Plan resulting from Borrower's, such Subsidiary's or such Guarantor's complete or partial withdrawal from such Plan and any such event would reasonably be expected to have a Material Adverse Effect.

          10.1.12.  Challenge to Agreement. Borrower, any Subsidiary of Borrower
                    ----------------------
     or any other Guarantor, or any Affiliate of any of them, shall challenge or contest in any action, suit or proceeding the validity or enforceability of this Agreement or any of the other Loan Documents, the legality or enforceability of any of the Obligations or the perfection or priority of any Lien granted to Agent.

          10.1.13.  Repudiation of or Default Under Guaranty Agreement. Any
                    --------------------------------------------------
     Guarantor shall revoke or attempt to revoke the Guaranty Agreement signed by such Guarantor, or shall repudiate such Guarantor's liability thereunder or shall be in default under the terms thereof.

          10.1.14.  Criminal Forfeiture. Borrower, any Subsidiary of Borrower or
                    -------------------
     any Guarantor shall be criminally indicted or convicted under any law that could lead to a forfeiture of any Property of Borrower, any Subsidiary of Borrower or any Guarantor.

          10.1.15.  Judgments.  Any money judgments, writ of attachment or
                    ---------
     similar processes (collectively, "Judgments") are issued or rendered against Borrower, any Subsidiary of Borrower or any other Guarantor, or any of their respective Property (i) in the case of money judgments, in an amount of $100,000 or more for any single judgment, attachment or process or $500,000 or more for all such judgments, attachments or processes in the aggregate, in each case in excess of any applicable insurance with respect to which the insurer has admitted liability, and (ii) in the case of non-monetary Judgments, such Judgment or Judgments (in the aggregate) would reasonably be expected to have a Material Adverse Effect, in each case which Judgment is not stayed, released or discharged within 30 days.

          10.2.  Acceleration of the Obligations.
                 -------------------------------

          Upon or at any time after the occurrence and during the continuance of an Event of Default, Agent or Majority Lenders may declare all or any portion of the Obligations at once due and payable without presentment, demand protest or further notice by Agent or any Lender, and Borrower shall forthwith pay to Agent, the full amount of such Obligations, provided, that upon the occurrence
                                            --------
of an Event of Default specified in subsection 10.1.8 hereof, all of the Obligations shall become automatically due and payable without declaration, notice or demand by Agent or any Lender.

          10.3.  Other Remedies.
                 --------------

          Upon the occurrence and during the continuance of an Event of Default, Agent shall have and may exercise from time to time the following rights and remedies:

          10.3.1. All of the rights and remedies of a secured party under the Code or under other applicable law, and all other legal and equitable rights to which Agent or Lenders may be entitled, all of which rights and remedies shall be cumulative and shall be in addition to any other rights or remedies contained in this Agreement or any of the other Loan Documents, and none of which shall be exclusive.

          10.3.2. The right to take immediate possession of the Collateral, and to (i) require Borrower and each of its Subsidiaries to assemble the Collateral, at Borrower's expense, and make it available to Agent at a place designated by Agent which is reasonably convenient to both parties, and (ii) enter any premises where any of the Collateral shall be located and to keep and store the Collateral on said premises until sold (and if said premises be the Property of Borrower or any Subsidiary of Borrower, Borrower agrees not to charge, or permit any of its Subsidiaries to charge, Agent for storage thereof).

          10.3.3. The right to sell or otherwise dispose of all or any Collateral in its then condition, or after any further manufacturing or processing thereof, at public or private sale or sales, with such notice as may be required by law, in lots or in bulk, for cash or on credit, all as Agent, in its sole discretion, may deem advisable. Borrower agrees that 10 days' written notice to Borrower or any of its Subsidiaries of any public or private sale or other disposition of Collateral shall be reasonable notice thereof, and such sale shall be at such locations as Agent may designate in said notice. Agent shall have the right to conduct such sales on Borrower's or any of its Subsidiaries' premises, without charge therefor, and such sales may be adjourned from time to time in accordance with applicable law. Agent shall have the right to sell, lease or otherwise dispose of the Collateral, or any part thereof, for cash, credit or any combination thereof, and Agent, on behalf of Lenders, may purchase all or any part of the Collateral at public or, if permitted by law, private sale and, in lieu of actual payment of such purchase price, may set off the amount of such price against the Obligations. The proceeds realized from the sale of any Collateral may be applied, after allowing 2 Business Days for collection, first to the costs, expenses and attorneys' fees incurred by Agent in collecting the Obligations, in enforcing the rights of Agent and Lenders under the Loan Documents and in collecting, retaking, completing, protecting, removing, storing, advertising for sale, selling and delivering any Collateral, second to the interest due upon any of the Obligations; and third, to the principal of the Obligations. If any deficiency shall arise, Borrower and each Guarantor shall remain jointly and severally liable to Agent and Lenders therefor.

          10.3.4. Agent is hereby granted a license or other right to use, without charge, Borrower's and each of its Subsidiary's labels, patents, copyrights, licenses, rights of use of any name, trade secrets, tradenames, trademarks and advertising matter, or any Property of a similar nature, as it pertains to the Collateral, in completing, advertising for sale and selling any Collateral and Borrower's and each of its Subsidiary's rights under all licenses and all franchise agreements shall inure to Agent's benefit.

          10.3.5. Agent may, at its option, require Borrower to deposit with Agent funds equal to the LC Amount and, if Borrower fails to promptly make such deposit, Agent may advance such amount as a Revolving Credit Loan (whether or not an Overadvance is created thereby). Each such Revolving Credit Loan shall be secured by all of the Collateral and shall bear interest and be payable at the same rate and in the same manner as Loans. Any such deposit or advance shall be held by Agent as a reserve to fund future payments on such LC Guaranties and future drawings against such Letters of Credit. At such time as all LC Guaranties have been paid or terminated and all Letters of Credit have been drawn upon or expired, any amounts remaining in such reserve shall be applied against any outstanding Obligations, or, if all Obligations have been indefeasibly paid in full, returned to Borrower.

          10.4.  Set Off and Sharing of Payments.
                 -------------------------------

          In addition to any rights now or hereafter granted under applicable law and not by way of limitation of any such rights, during the continuance of any Event of Default, each Lender is hereby authorized by Borrower at any time or from time to time, with prior written consent of Agent and with reasonably prompt subsequent notice to Borrower (any prior or contemporaneous notice to Borrower being hereby expressly waived) to set off and to appropriate and to apply any and all (i) balances held by such Lender at any of its offices for the account of Borrower or any of its Subsidiaries (regardless of whether such balances are then due to Borrower or its Subsidiaries), and (ii) other property at any time held or owing by such Lender to or for the credit or for the account of Borrower or any of its Subsidiaries, against and on account of any of the Obligations. Any Lender exercising a right to set off shall, to the extent the amount of any such set off exceeds its Revolving Loan Percentage of the amount set off, purchase for cash (and the other Lenders shall sell) interests in each such other Lender's pro rata share of the Obligations as would be necessary to cause such Lender to share such excess with each other Lender in accordance with their respective Revolving Loan Percentages. Each Borrower agrees, to the fullest extent permitted by law, that any Lender may exercise its right to set off with respect to amounts in excess of its pro rata share of the Obligations and upon doing so shall deliver such excess to Agent for the benefit of all Lenders in accordance with the Revolving Loan Percentages.

          10.5.  Remedies Cumulative; No Waiver.
                 ------------------------------

          All covenants, conditions, provisions, warranties, guaranties, indemnities, and other undertakings of Borrower contained in this Agreement and the other Loan Documents, or in any document referred to herein or contained in any agreement supplementary hereto or in any schedule or in any Guaranty Agreement given to Agent or any Lender or contained in any other agreement between any Lender and Borrower or between Agent and Borrower heretofore, concurrently, or hereafter entered into, shall be deemed cumulative to and not in derogation or substitution of any of the terms, covenants, conditions, or agreements of Borrower herein contained. The failure or delay of Agent or any Lender to require strict performance by Borrower of any provision of this Agreement or to exercise or enforce any rights, Liens, powers, or remedies hereunder or under any of the aforesaid agreements or other documents or security or Collateral shall not operate as a waiver of such performance, Liens, rights, powers and remedies, but all such requirements, Liens, rights, powers, and remedies shall continue in full force and effect until all Loans and other Obligations owing or to become owing from Borrower to Agent and each Lender have been fully satisfied. None of the undertakings, agreements, warranties, covenants and representations of Borrower contained in this Agreement or any of the other Loan Documents and no Event of Default by Borrower under this Agreement or any other Loan Documents shall be deemed to have been suspended or waived by Lenders, unless such suspension or waiver is by an instrument in writing specifying such suspension or waiver and is signed by a duly authorized representative of Agent and directed to Borrower.

                             SECTION 11. THE AGENT

          11.1.  Authorization and Action.
                 ------------------------

          Each Lender hereby appoints and authorizes Agent to take such action on its behalf and to exercise such powers under this Agreement and the other Loan Documents as are delegated to Agent by the terms hereof and thereof, together with such powers as are reasonably incidental thereto. Each Lender hereby acknowledges that Agent shall not have by reason of this Agreement assumed a fiduciary relationship in respect of any Lender. In performing its functions and duties under this Agreement, Agent shall act solely as agent of Lenders and shall not assume, or be deemed to have assumed, any obligation toward, or relationship of agency or trust with or for, Borrower. As to any matters not expressly provided for by this Agreement and the other Loan Documents, Agent may, but shall not be required to, exercise any discretion or take any action, but shall be required to act or to refrain from acting (and shall be fully protected in so acting or refraining from acting) upon the instructions of the Majority Lenders, whenever such instruction shall be requested by Agent or required hereunder, or a greater or lesser number of Lenders if so required hereunder, and such instructions shall be binding upon all Lenders; provided, that Agent shall be fully justified in failing or
             --------
refusing to take any action which exposes Agent to any liability or which is contrary to this Agreement, the other Loan Documents or applicable law, unless Agent is indemnified to its satisfaction by the other Lenders against any and all liability and expense which it may incur by reason of taking or continuing to take any such action. If Agent seeks the consent or approval of the Majority Lenders (or a greater or lesser number of Lenders as required in this Agreement), with respect to any action hereunder, Agent shall send notice thereof to each Lender and shall notify each Lender at any time that the Majority Lenders (or such greater or lesser number of Lenders) have instructed Agent to act or refrain from acting pursuant hereto.

          11.2.  Agent's Reliance, Etc.
                 ----------------------

          Neither Agent, any Affiliate of Agent, nor any of their respective directors, officers, agents or employees shall be liable for any action taken or omitted to be taken by it or them under or in connection with this Agreement or the other Loan Documents, except for its or their own gross negligence or willful misconduct. Without limitation of the generality of the foregoing,
Agent: (i) may treat each Lender party hereto as the holder of Obligations until Agent receives written notice of the assignment or transfer or such lender's portion of the Obligations signed by such Lender and in form reasonably satisfactory to Agent; (ii) may consult with legal counsel, independent public accountants and other experts selected by it and shall not be liable for any action taken or omitted to be taken in good faith by it in accordance with the advice of such counsel, accountants or experts, (iii) makes no warranties or representations to any Lender and shall not be responsible to any Lender for any recitals, statements, warranties or representations made in or in connection with this Agreement or any other Loan Documents; (iv) shall not have any duty beyond Agent's customary practices in respect of loans in which Agent is the only lender, to ascertain or to inquire as to the performance or observance of any of the terms, covenants or conditions of this Agreement or the other Loan Documents on the part of Borrower, to inspect the property (including the books and records) of Borrower, to monitor the financial condition of Borrower or to ascertain the existence or possible existence or continuation of any Default or Event of Default; (v) shall not be responsible to any Lender for the due execution, legality, validity, enforceability, genuineness, sufficiency or value of this Agreement or the other Loan Documents or any other instrument or document furnished pursuant hereto or thereto; (vi) shall not be liable to any Lender for any action taken, or inaction, by Agent upon the instructions of Majority Lenders pursuant to Section 11.1 hereof or refraining to take any action pending such instructions; (vii) shall not be liable for any apportionment or distributions of payments made by it in good faith pursuant to
Section 3 hereof; (viii) shall incur no liability under or in respect of this Agreement or the other Loan Documents by acting upon any notice, consent, certificate, message or other instrument or writing (which may be by telephone, facsimile, telegram, cable or telex) believed in good faith by it to be genuine and signed or sent by the proper party or parties; and (ix) may assume that no Event of Default has occurred and is continuing, unless Agent has actual knowledge of the Event of Default, has received notice from Borrower or Borrower's independent certified public accounts stating the nature of the Event of Default, or has received notice from a Lender stating the nature of the Event of Default and that such Lender considers the Event of Default to have occurred and to be continuing. In the event any apportionment or distribution described in clause (vii) above is determined to have been made in error, the sole recourse of any Person to whom payment was due but not made shall be to recover from the recipients of such payments any payment in excess of the amount to which they are determined to have been entitled.

          11.3.  Fleet and Affiliates.
                 --------------------

          With respect to its commitment hereunder to make Loans, Fleet shall have the same rights and powers under this Agreement and the other Loan Documents as any other Lender and may exercise the same as though it were not Agent; and the terms "Lender," "Lenders" or "Majority Lenders" shall, unless otherwise expressly indicated, include Fleet in its individual capacity as a Lender. Fleet and its Affiliates may lend money to, and generally engage in any kind of business with, Borrower, and any Person who may do business with or own Securities of Borrower all as if Fleet were not Agent and without any duty to account therefor to any other Lender.

          11.4.  Lender Credit Decision.
                 ----------------------

          Each Lender acknowledges that it has, independently and without reliance upon Agent or any other Lender and based on the financial statements referred to herein and such other documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Agreement. Each Lender also acknowledges that it will, independently and without reliance upon Agent or any other Lender and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under this Agreement. Agent shall not have any duty or responsibility, either initially or on an ongoing basis, to provide any Lender with any credit or other similar information regarding Borrower.

          11.5.  Indemnification.
                 ---------------

          Lenders agree to indemnify Agent (to the extent not reimbursed by Borrower), in accordance with their respective Revolving Loan Percentages, from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind or nature whatsoever which may be imposed on, incurred by, or asserted against Agent in any way relating to or arising out of this Agreement or any other Loan Document or any action taken or omitted by Agent under this Agreement; provided
                                                                       --------
that no Lender shall be liable for any portion of such liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements resulting from Agent's gross negligence or willful misconduct. Without limitation of the foregoing, each Lender agrees to reimburse Agent promptly upon demand for its ratable share, as set forth above, of any out-of-pocket expenses (including attorneys' fees) incurred by Agent in connection with the preparation, execution, delivery, administration, modification, amendment or enforcement (whether through negotiation, legal proceedings or otherwise) of, or legal advice in respect of rights or responsibilities under, this Agreement and each other Loan Document, to the extent that Agent is not reimbursed for such expenses by Borrower. The obligations of Lenders under this Section 11.5 shall survive the payment in full of all Obligations and the termination of this Agreement. If after payment and distribution of any amount by Agent to Lenders, any Lender or any other Person, including Borrower, any creditor of Borrower, a liquidator, administrator or trustee in bankruptcy, recovers from Agent any amount found to have been wrongfully paid to Agent or disbursed by Agent to Lenders, then Lenders, in accordance with their respective Revolving Loan Percentages, shall reimburse Agent for all such amounts.

          11.6.  Rights and Remedies to be Exercised by Agent Only.
                 -------------------------------------------------

          Each Lender agrees that, except as set forth in subsection 10.4, no Lender shall have any right individually (i) to realize upon the security created by this Agreement or any other Loan Document, (ii) to enforce any provision of this Agreement or any other Loan Document, or (iii) to make demand under this Agreement or any other Loan Document.

          11.7.  Agency Provisions Relating to Collateral.
                 ----------------------------------------

          Each Lender authorizes and ratifies Agent's entry into this Agreement and the Security Documents for the benefit of Lenders. Each Lender agrees that any action taken by Agent with respect to the Collateral in accordance with the provisions of this Agreement or the Security Documents, and the exercise by Agent of the powers set forth herein or therein, together with such other powers as are reasonably incidental thereto, shall be authorized and binding upon all Lenders. Agent is hereby authorized on behalf of all Lenders, without the necessity of any notice to or further consent from any Lender, from time to time prior to an Event of Default, to take any action with respect to any Collateral or the Loan Documents which may be necessary to perfect and maintain perfected Agent's Liens upon the Collateral, for its benefit and the ratable benefit of Lenders. Lenders hereby irrevocably authorize Agent, at its option and in its discretion, to release any Lien granted to or held by Agent upon any Collateral
(i) upon termination of the Agreement and payment and satisfaction of all

Obligations; or (ii) constituting property being sold or disposed of if Borrower certifies to Agent that the sale or disposition is made in compliance with subsection 7.2.9 hereof (and Agent may rely conclusively on any such certificate, without further inquiry); or (iii) constituting property in which Borrower owned no interest at the time the Lien was granted or at any time thereafter; or (iv) in connection with any foreclosure sale or other disposition of Collateral after the occurrence and during the continuation of an Event of Default or (v) if approved, authorized or ratified in writing by Agent at the direction of all Lenders. Upon request by Agent at any time, Lenders will confirm in writing Agent's authority to release particular types or items of Collateral pursuant hereto. Agent shall have no obligation whatsoever to any Lender or to any other Person to assure that the Collateral exists or is owned by Borrower or is cared for, protected or insured or has been encumbered or that the Liens granted to Agent herein or pursuant to the Security Documents have been properly or sufficiently or lawfully created, perfected, protected or enforced or are entitled to any particular priority, or to exercise at all or in any particular manner or under any duty of care, disclosure or fidelity, or to continue exercising, any of its rights, authorities and powers granted or available to Agent in this Section 11.7 or in any of the Loan Documents, it being understood and agreed that in respect of the Collateral, or any act, omission or event related thereto, Agent may act in any manner it may deem appropriate, in its sole discretion, but consistent with the provisions of this Agreement, including given Agent's own interest in the Collateral as a Lender and that Agent shall have no duty or liability whatsoever to any Lender.

          11.8.  Agent's Right to Purchase Commitments.
                 -------------------------------------

          Agent shall have the right, but shall not be obligated, at any time upon written notice to any Lender and with the consent of such Lender, which may be granted or withheld in such Lender's sole discretion, to purchase for Agent's own account all of such Lender's interests in this Agreement, the other Loan Documents and the Obligations, for the face amount of the outstanding Obligations owed to such Lender, including without limitation all accrued and unpaid interest and fees.

          11.9.  Right of Sale, Assignment, Participations.
                 -----------------------------------------

          Borrower hereby consents to any Lender's participation, sale, assignment, transfer or other disposition, at any time or times hereafter, of this Agreement and any of the other Loan Documents, or of any portion hereof or thereof, including, without limitation, such Lender's rights, title, interests, remedies, powers, and duties hereunder or thereunder subject to the terms and conditions set forth below:

          11.9.1.   Sales, Assignments. Each Lender hereby agrees that, with
                    ------------------
     respect to any sale or assignment (i) no such sale or assignment shall be for an amount of less than $5,000,000, (ii) each such sale or assignment shall be made on terms and conditions which are customary in the industry at the time of the transaction, (iii) Agent and, in the absence of a Default or Event of Default, Borrower, must consent, such consent not to be unreasonably withheld, to each such assignment to a Person that is not an original signatory to this Agreement, (iv) the assignee Lender shall pay to the Agent a processing and recordation fee of $3,500 and any out-of-pocket attorneys' fees and expenses incurred by the Agent in connection with any such sale or assignment. After such sale or assignment has been consummated (x) the assignee Lender thereupon shall become a "Lender" for all purposes of this Agreement and (y) the assigning Lender shall have no further liability for funding the portion of Revolving Loan Commitments assumed by such other Lender.

          11.9.2.   Participations.  Any Lender may grant participations in its
                    --------------
     extensions of credit hereunder to any other Lender or other lending institution (a "Participant"), provided that (i) no such participation
                                    --------
     shall be for an amount of less than $5,000,000, (ii) no Participant shall thereby acquire any direct rights under this Agreement, (iii) no Participant shall be granted any right to consent to any amendment, except to the extent any of the same pertain to (1) reducing the aggregate principal amount of, or interest rate on, or fees applicable to, any Loan or (2) extending the final stated maturity of any Loan or the stated maturity of any portion of any payment of principal of, or interest or fees applicable to, any of the Loans; provided, that the rights described in
                                      --------
     this subclause (2) shall not be deemed to include the right to consent to any amendment with respect to or which has the effect of requiring any mandatory prepayment of any portion of any Loan or any amendment or waiver of any Default or Event of Default, (iv) no sale of a participation in extensions of credit shall in any manner relieve the originating Lender of its obligations hereunder, (v) the originating Lender shall remain solely responsible for the performance of such obligations, (vi) Borrower and the Agent shall continue to deal solely and directly with the originating Lender in connection with the originating Lender's rights and obligations under this Agreement and the other Loan Documents, (vii) in no event shall any financial institution purchasing the participation grant a participation in its participation interest in the Loans without the prior written consent of Agent, and, in the absence of a Default or an Event of Default, Borrower, which consents shall not unreasonably be withheld and
     (viii) all amounts payable by Borrower hereunder shall be determined as if the originating Lender had not sold any such participation.

          11.9.3.   Certain Agreements of Borrower.  Borrower agrees that (i) it
                    ------------------------------
     will use its best efforts to assist and cooperate with each Lender in any manner reasonably requested by such Lender to effect the sale of participation in or assignments of any of the Loan Documents or any portion thereof or interest therein, including, without limitation, assisting in the preparation of appropriate disclosure documents and making members of management available at reasonable times to meet with and answer questions of potential assignees and Participants; and (ii) subject to the provisions of Section 12.14 hereof, such Lender may disclose credit information regarding Borrower to any potential Participant or assignee.

          11.9.4.   Non U.S. Resident Transferees.  If, pursuant to this Section
                    -----------------------------
     11.9, any interest in this Agreement or any Loans is transferred to any transferee which is organized under the laws of any jurisdiction other than the United States or any state thereof, the transferor Lender shall cause such transferee (other than any Participant), and may cause any Participant, concurrently with and as a condition precedent to the effectiveness of such transfer, to (i) represent to the transferor Lender (for the benefit of the transferor Lender, the Agent, and Borrower) that under applicable law and treaties no taxes will be required to be withheld by Agent, Borrower or the transferor Lender with respect to any payments to be made to such transferee in respect of the interest so transferred, (ii) furnish to the transferor Lender, Agent and Borrower either United States Internal Revenue Service Form 4224 or United States Internal Revenue Service Form 1001 (wherein such transferee claims entitlement to complete exemption from United States federal withholding tax on all interest payments hereunder), and (iii) agree (for the benefit of the transferor Lender, Agent and Borrower) to provide the transferor Lender, Agent and Borrower a new Form 4224 or Form 1001 upon the obsolescence of any previously delivered form and comparable statements in accordance with applicable United States laws and regulations and amendments duly executed and completed by such transferee, and to comply from time to time with all applicable United States laws and regulations with regard to such withholding tax exemption.

          11.10.  Amendment.
                  ---------

          No amendment or waiver of any provision of this Agreement or any other Loan Document, nor consent to any departure by Borrower therefrom, shall in any event be effective unless the same shall be in writing and signed by the Majority Lenders and Borrower, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given; provided, that no amendment, waiver or consent shall be effective, unless
       --------
(i) in writing and signed by each Lender, do any of the following: (1) increase or decrease the aggregate Loan Commitments, or any Lender's Revolving Loan Commitment, (2) reduce the principal of, or interest on, any amount payable hereunder other than those payable only to Fleet in its capacity as Agent, which may be reduced by Fleet unilaterally, (3) increase or decrease any interest rate payable hereunder, (4) postpone any date fixed for any payment of principal of, or interest on, any amounts payable hereunder, other than those payable only to Fleet in its capacity as Agent, which may be postponed by Fleet unilaterally,
(5) reduce the number of Lenders that shall be required for Lenders or any of them to take any action hereunder, (6) release or discharge any Person liable for the performance of any obligations of Borrower hereunder or under any of the Loan Documents, (7) make less restrictive the provisions of subsection 8.2.6 or subsection 8.2.7, (8) amend any provision of this Agreement that requires the consent of all Lenders or consent to or waive any breach thereof, (9) amend this
Section 11.10 or (10) release any substantial portion of the Collateral, unless otherwise permitted pursuant to Section 11.7 hereof; or (ii) in writing and signed by Agent in addition to the Lenders required above to take such action, affect the rights or duties of Agent under this Agreement, or any Loan Document.

          11.11.  Resignation of Agent; Appointment of Successor.
                  ----------------------------------------------

          The Agent may resign as Agent by giving not less than thirty (30) days' prior written notice to the Lenders and Borrower. If the Agent shall resign under this Agreement, then, (i) subject to the consent of the Borrower (which consent shall not be unreasonably withheld and which consent shall not be required during any period in which a Default or an Event of Default exists), the Majority Lenders shall appoint from among the Lenders a successor agent for the Lenders or (ii) if a successor agent shall not be so appointed and approved within the thirty (30) day period following the Agent's notice to the Lenders and the Borrower of its resignation, then the Agent shall appoint a successor agent who shall serve as Agent until such time as the Majority Lenders appoint a successor agent, subject to the Borrower's consent as set forth above. Upon its appointment, such successor agent shall succeed to the rights, powers and duties of the Agent and the term "Agent" shall mean such successor effective upon its appointment, and the former Agent's rights, powers and duties as Agent shall be terminated without any other or further act or deed on the part of such former Agent or any of the parties to this Agreement. After the resignation of any Agent hereunder, the provisions of this Section 11 shall inure to the benefit of such former Agent and such former Agent shall not by reason of such resignation be deemed to be released from liability for any actions taken or not taken by it while it was an Agent under this Agreement.

                           SECTION 12. MISCELLANEOUS

          12.1.   Power of Attorney.
                  -----------------

          Borrower hereby irrevocably designates, makes, constitutes and appoints Agent (and all Persons designated by Agent) as Borrower's true and lawful attorney (and agent-in-fact), solely with respect to the matters set forth in this Section 12.1, and Agent, or Agent's agent, may, without notice to Borrower and in Borrower's or Agent's name, but at the cost and expense of
Borrower:

          12.1.1. At such time or times as Agent or said agent, in its sole discretion, may determine, endorse Borrower's name on any checks, notes, acceptances, drafts, money orders or any other evidence of payment or proceeds of the Collateral which come into the possession of Agent or under Agent's control.

          12.1.2. At such time or times upon or after the occurrence and during the continuance of an Event of Default (provided that the occurrence of an Event of Default shall not be required with respect to clauses (iv),
     (vi), (viii) and (ix) below), as Agent or its agent in its sole discretion may determine: (i) demand payment of the Accounts from the Account Debtors, enforce payment of the Accounts by legal proceedings or otherwise, and generally exercise all of Borrower's rights and remedies with respect to the collection of the Accounts; (ii) settle, adjust, compromise, discharge or release any of the Accounts or other Collateral or any legal proceedings brought to collect any of the Accounts or other Collateral; (iii) sell or assign any of the Accounts and other Collateral upon such terms, for such amounts and at such time or times as Agent deems advisable; (iv) take control, in any manner, of any item of payment or proceeds relating to any Collateral; (v) prepare, file and sign Borrower's name to a proof of claim in bankruptcy or similar document against any Account Debtor or to any notice of lien, assignment or satisfaction of lien or similar document in connection with any of the Collateral; (vi) receive, open and dispose of all mail addressed to Borrower and notify postal authorities to change the address for delivery thereof to such address as Agent may designate; (vii) endorse the name of Borrower upon any of the items of payment or proceeds relating to any Collateral and deposit the same to the account of Agent on account of the Obligations; (viii) endorse the name of Borrower upon any chattel paper, document, instrument, invoice, freight bill, bill of lading or similar document or agreement relating to the Accounts, Inventory and any other Collateral; (ix) use Borrower's stationery and sign the name of Borrower to verifications of the Accounts and notices thereof to Account Debtors; (x) use the information recorded on or contained in any data processing equipment and computer hardware and software relating to the Accounts, Inventory, Equipment and any other Collateral; (xi) make and adjust claims under policies of insurance; and (xii) do all other acts and things necessary, in Agent's determination, to fulfill Borrower's obligations under this Agreement.

          The power of attorney granted hereby shall constitute a power coupled with an interest and shall be irrevocable.

          12.2.  Indemnity.
                 ---------

          Borrower hereby agrees to indemnify Agent and each Lender (and each of their Affiliates) and hold Agent and each Lender (and each of their Affiliates) harmless from and against any liability, loss, damage, suit, action or proceeding ever suffered or incurred by any such Person (including reasonable attorneys fees and legal expenses) as the result of Borrower's failure to observe, perform or discharge Borrower's duties hereunder. In addition, Borrower shall defend Agent and each Lender (and each of their Affiliates) against and save it harmless from all claims of any Person with respect to the Collateral (except those resulting from the gross negligence or intentional misconduct of any such Person). Without limiting the generality of the foregoing, these indemnities shall extend to any claims asserted against Agent or any Lender (and each of their Affiliates) by any Person under any Environmental Laws by reason of Borrower's or any other Person's failure to comply with laws applicable to solid or hazardous waste materials or other toxic substances. The indemnities provided in this Section 12.2 shall not extend to any costs incurred in connection with any litigation, contest, dispute, suit, proceeding or action in which Borrower prevails as against Agent or any Lender (or any of their Affiliates). Notwithstanding any contrary provision in this Agreement, the obligation of Borrower under this Section 12.2 shall survive the payment in full of the Obligations and the termination of this Agreement.

          12.3.  Sale of Interest.
                 ----------------

          Borrower may not sell, assign or transfer any interest in this Agreement, any of the other Loan Documents, or any of the Obligations, or any portion thereof, including, without limitation, Borrower's rights, title, interests, remedies, powers, and duties hereunder or thereunder.

          12.4.  Severability.
                 ------------

          Wherever possible, each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement shall be prohibited by or invalid under applicable law, such provision shall be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Agreement.

          12.5.  Successors and Assigns.
                 ----------------------

          This Agreement, the Other Agreements and the Security Documents shall be binding upon and inure to the benefit of the successors and assigns of Borrower, Agent and each Lender permitted under Section 11.9 hereof.

          12.6.  Cumulative Effect; Conflict of Terms.
                 ------------------------------------

          The provisions of the Other Agreements and the Security Documents are hereby made cumulative with the provisions of this Agreement. Except as otherwise provided in any of the other Loan Documents by specific reference to the applicable provision of this Agreement, if any provision contained in this Agreement is in direct conflict with, or inconsistent with, any provision in any of the other Loan Documents, the provision contained in this Agreement shall govern and control.

          12.7.  Execution in Counterparts.
                 -------------------------

          This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which counterparts taken together shall constitute but one and the same instrument.

          12.8.  Notice.
                 ------

          Except as otherwise provided herein, all notices, requests and demands to or upon a party hereto, to be effective, shall be in writing and shall be sent by certified or registered mail, return receipt requested, by personal delivery against receipt, by overnight courier or by facsimile and, unless otherwise expressly provided herein, shall be deemed to have been validly served, given, delivered or received immediately when delivered against receipt, one Business Day after deposit with an overnight courier or, in the case of facsimile notice, when sent, addressed as follows:

     If to Agent:                 Fleet Capital Corporation
                                  One South Wacker Drive
                                  Suite 1400
                                  Chicago, Illinois 60606
                                  Attention: Loan Administration Manager
                                  Facsimile No.: (312) 332-6537

     With a copy to:              Goldberg, Kohn, Bell, Black,
                                   Rosenbloom & Moritz, Ltd.
                                  55 East Monroe Street
                                  Suite 3700
                                  Chicago, Illinois 60603
                                  Attention: David L. Dranoff, Esq.
                                  Facsimile No.: (312) 332-2196

     If to Borrower:              WEC Company
                                  6944 Newburg Road
                                  Rockford, Illinois 61108
                                  Attention: Mr. Edward Olson,
                                              Chairman of the Board
                                  Facsimile No.: (815) 381-6047

     With a copy to:              Reed Smith Hazel & Thomas LLP
                                  8251 Greensboro Drive
                                  Suite 1100
                                  McLean, Virginia 22102
                                  Attention: L. James D'Agostino, Esq.
                                  Facsimile No.: (703) 734-4699

or to such other address as each party may designate for itself by notice given in accordance with this Section 12.8; provided, however, that any notice,
                                      --------
request or demand to or upon a Lender pursuant to subsection 3.1.1 or 4.2.2 hereof shall not be effective until received by such Lender.

          12.9.   Consent.
                  -------

          Whenever Agent's or Majority's Lenders' consent is required to be obtained under this Agreement, any of the Other Agreements or any of the Security Documents as a condition to any action, inaction, condition or event, except as otherwise specifically provided herein, Agent or Majority Lenders, as applicable, shall be authorized to give or withhold such consent in their sole and absolute discretion.

          12.10.  Credit Inquiries.
                  ----------------

          Borrower hereby authorizes and permits Agent and each Lender to respond to usual and customary credit inquiries from third parties concerning Borrower or any of its Subsidiaries.

          12.11.  Time of Essence.
                  ---------------

          Time is of the essence of this Agreement, the Other Agreements and the Security Documents.

          12.12.  Entire Agreement.
                  ----------------

          This Agreement and the other Loan Documents, together with all other instruments, agreements and certificates executed by the parties in connection therewith or with reference thereto, embody the entire understanding and agreement between the parties hereto and thereto with respect to the subject matter hereof and thereof and supersede all prior agreements, understandings and inducements, whether express or implied, oral or written.

          12.13.  Interpretation.
                  --------------

          No provision of this Agreement or any of the other Loan Documents shall be construed against or interpreted to the disadvantage of any party hereto by any court or other governmental or judicial authority by reason of such party having or being deemed to have structured or dictated such provision.

          12.14.  Confidentiality.
                  ---------------

          Agent and each Lender shall hold all nonpublic information obtained pursuant to the requirements of this Agreement in accordance with Agent's and such Lender's customary procedures for handling confidential information of this nature and in accordance with safe and sound banking practices and in any event may make disclosure reasonably required by a prospective participant or assignee in connection with the contemplated participation or assignment or as required or requested by any governmental authority or representative thereof or pursuant to legal process and shall require any such participant or assignee to agree to comply with this Section 12.14.

          12.15.  GOVERNING LAW; CONSENT TO FORUM.
                  -------------------------------

          THIS AGREEMENT HAS BEEN NEGOTIATED AND DELIVERED IN AND SHALL BE DEEMED TO HAVE BEEN MADE IN CHICAGO, ILLINOIS. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF ILLINOIS; PROVIDED,
                                                                       --------
HOWEVER, THAT IF ANY OF THE COLLATERAL SHALL BE LOCATED IN ANY JURISDICTION OTHER THAN ILLINOIS, THE LAWS OF SUCH JURISDICTION SHALL GOVERN THE METHOD, MANNER AND PROCEDURE FOR FORECLOSURE OF AGENT'S LIEN UPON SUCH COLLATERAL AND THE ENFORCEMENT OF AGENT'S OTHER REMEDIES IN RESPECT OF SUCH COLLATERAL TO THE EXTENT THAT THE LAWS OF SUCH JURISDICTION ARE DIFFERENT FROM OR INCONSISTENT WITH THE LAWS OF ILLINOIS. AS PART OF THE CONSIDERATION FOR NEW VALUE RECEIVED, AND REGARDLESS OF ANY PRESENT OR FUTURE DOMICILE OR PRINCIPAL PLACE OF BUSINESS OF BORROWER, AGENT OR ANY LENDER, BORROWER HEREBY CONSENTS AND AGREES THAT THE CIRCUIT COURT OF COOK COUNTY, ILLINOIS, OR, AT AGENT'S OPTION, THE UNITED STATES DISTRICT COURT FOR THE NORTHERN DISTRICT OF ILLINOIS, EASTERN DIVISION, SHALL HAVE EXCLUSIVE JURISDICTION TO HEAR AND DETERMINE ANY CLAIMS OR

DISPUTES BETWEEN BORROWER ON THE ONE HAND AND AGENT OR ANY LENDER ON THE OTHER HAND PERTAINING TO THIS AGREEMENT OR TO ANY MATTER ARISING OUT OF OR RELATED TO THIS AGREEMENT. BORROWER EXPRESSLY SUBMITS AND CONSENTS IN ADVANCE TO SUCH JURISDICTION IN ANY ACTION OR SUIT COMMENCED IN ANY SUCH COURT, AND BORROWER HEREBY WAIVES ANY OBJECTION WHICH BORROWER MAY HAVE BASED UPON LACK OF PERSONAL JURISDICTION, IMPROPER VENUE OR FORUM NON CONVENIENS AND HEREBY CONSENTS TO THE
                                ----- --- ----------
GRANTING OF SUCH LEGAL OR EQUITABLE RELIEF AS IS DEEMED APPROPRIATE BY SUCH COURT. BORROWER HEREBY WAIVES PERSONAL SERVICE OF THE SUMMONS, COMPLAINT AND OTHER PROCESS ISSUED IN ANY SUCH ACTION OR SUIT AND AGREES THAT SERVICE OF SUCH SUMMONS, COMPLAINT AND OTHER PROCESS MAY BE MADE BY REGISTERED OR CERTIFIED MAIL ADDRESSED TO BORROWER AT THE ADDRESS SET FORTH IN THIS AGREEMENT AND THAT SERVICE SO MADE SHALL BE DEEMED COMPLETED UPON THE EARLIER OF BORROWER'S ACTUAL RECEIPT THEREOF OR 3 DAYS AFTER DEPOSIT IN THE U.S. MAILS, PROPER POSTAGE PREPAID. NOTHING IN THIS AGREEMENT SHALL BE DEEMED OR OPERATE TO AFFECT THE RIGHT OF AGENT OR ANY LENDER TO SERVE LEGAL PROCESS IN ANY OTHER MANNER PERMITTED BY LAW, OR TO PRECLUDE THE ENFORCEMENT BY AGENT OR ANY LENDER OF ANY JUDGMENT OR ORDER OBTAINED IN SUCH FORUM OR THE TAKING OF ANY ACTION UNDER THIS AGREEMENT TO ENFORCE SAME IN ANY OTHER APPROPRIATE FORUM OR JURISDICTION.

          12.16.  WAIVERS BY BORROWER.
                  -------------------

          BORROWER WAIVES (i) THE RIGHT TO TRIAL BY JURY (WHICH AGENT AND EACH LENDER HEREBY ALSO WAIVES) IN ANY ACTION, SUIT, PROCEEDING OR COUNTERCLAIM OF ANY KIND ARISING OUT OF OR RELATED TO ANY OF THE LOAN DOCUMENTS, THE OBLIGATIONS OR THE COLLATERAL; (ii) PRESENTMENT, DEMAND AND PROTEST AND NOTICE OF PRESENTMENT, PROTEST, DEFAULT, NON PAYMENT, MATURITY, RELEASE, COMPROMISE, SETTLEMENT, EXTENSION OR RENEWAL OF ANY OR ALL COMMERCIAL PAPER, ACCOUNTS, CONTRACT RIGHTS, DOCUMENTS, INSTRUMENTS, CHATTEL PAPER AND GUARANTIES AT ANY TIME HELD BY AGENT OR ANY LENDER ON WHICH BORROWER MAY IN ANY WAY BE LIABLE AND HEREBY RATIFIES AND CONFIRMS WHATEVER AGENT OR ANY LENDER MAY DO IN THIS REGARD;
(iii) NOTICE PRIOR TO AGENT'S TAKING POSSESSION OR CONTROL OF THE COLLATERAL OR ANY BOND OR SECURITY WHICH MIGHT BE REQUIRED BY ANY COURT PRIOR TO ALLOWING AGENT TO EXERCISE ANY OF AGENT'S REMEDIES; (iv) THE BENEFIT OF ALL VALUATION, APPRAISEMENT AND EXEMPTION LAWS; AND (v) NOTICE OF ACCEPTANCE HEREOF. BORROWER ACKNOWLEDGES THAT THE FOREGOING WAIVERS ARE A MATERIAL INDUCEMENT TO AGENT'S

AND EACH LENDER'S ENTERING INTO THIS AGREEMENT AND THAT AGENT AND EACH LENDER IS RELYING UPON THE FOREGOING WAIVERS IN ITS FUTURE DEALINGS WITH BORROWER. BORROWER WARRANTS AND REPRESENTS THAT IT HAS REVIEWED THE FOREGOING WAIVERS WITH ITS LEGAL COUNSEL AND HAS KNOWINGLY AND VOLUNTARILY WAIVED ITS JURY TRIAL RIGHTS FOLLOWING CONSULTATION WITH LEGAL COUNSEL. IN THE EVENT OF LITIGATION, THIS AGREEMENT MAY BE FILED AS A WRITTEN CONSENT TO A TRIAL BY THE COURT.

          IN WITNESS WHEREOF, this Agreement has been duly executed on the day and year specified at the beginning of this Agreement.


                                   WEC COMPANY, a Delaware corporation



                                   By____________________________________
                                   Title_________________________________



                                   FLEET CAPITAL CORPORATION, a Rhode Island corporation, as Agent and a Lender



                                   By____________________________________
                                   Title_________________________________

                                   Revolving Loan Commitment:  $50,000,000

                                  APPENDIX A

                              GENERAL DEFINITIONS

          When used in the Loan and Security Agreement dated as of February 7, 2001, by and among Fleet Capital Corporation, individually and as Agent, the other financial institutions which are or become parties thereto and WEC Company, the following terms shall have the following meanings (terms defined in the singular to have the same meaning when used in the plural and vice versa):

          Account Debtor - any Person who is or may become obligated under or on
          --------------
     account of an Account.

          Accounts - all accounts, contract rights, chattel paper, instruments
          --------
     and documents, whether now owned or hereafter created or acquired by Borrower or any of its Subsidiaries or in which Borrower or any of its Subsidiaries now has or hereafter acquires any interest.

          Affiliate - a Person (other than a Subsidiary): (i) which directly or
          ---------
     indirectly through one or more intermediaries controls, or is controlled by, or is under common control with, a Person; (ii) which beneficially owns or holds 5% or more of any class of the Voting Stock of a Person; or (iii) 5% or more of the Voting Stock (or in the case of a Person which is not a corporation, 5% or more of the equity interest) of which is beneficially owned or held by a Person or a Subsidiary of a Person.

          Agent - Fleet Capital Corporation in its capacity as agent for the
          -----
     Lenders under the Agreement and any successor in that capacity appointed pursuant to subsection 11.11.

          Agreement - the Loan and Security Agreement referred to in the first
          ---------
     sentence of this Appendix A, all Exhibits and Schedules thereto and this Appendix A, as each of the same may be amended from time to time.

          Alloway - Alloway Industries, L.L.C.
          -------

          Applicable Margin - from the Closing Date to, but not including, the
          -----------------
     first Adjustment Date (as hereinafter defined) the percentages set forth below with respect to the Base Rate Portion, the LIBOR Portions and the Unused Line Fee:

          Base Rate Portion                                 .50%
          LIBOR Portions                                   2.50%
          Unused Line Fee                                   .50%

          The percentages set forth above will be adjusted on the first day of the month following delivery by Borrower to Agent of the financial statements required to be delivered pursuant to subsection 8.1.3(ii) of the Agreement for January, 2002 and for each March, June, September and December thereafter beginning with the month ending March 31, 2002 (each such date an "Adjustment Date"), effective prospectively, by reference to the Interest Coverage Ratio for the four fiscal quarters most recently ending in accordance with the following:

                     Interest                        LIBOR                Base Rate               Unused Line
                     --------                        -----                ---------               -----------
                  Coverage Ratio                    Portions              Portions                    Fee
                  --------------                    --------              --------                    ---
      less than or equal to 1.1 to 1.0                2.75%                 .75%                     .50%

      greater than 1.1 to 1.0 but less                2.50%                 .50%                     .50%
      than or equal to 1.5 to 1.0

      greater than 1.5 to 1.0 but less                2.25%                 .25%                    .375%
      than or equal to 2.0 to 1.0

      greater than 2.0 to 1.0                         2.00%                   0%                    .375%

     provided that, (i) if Borrower's audited financial statements for any
     --------
     fiscal year delivered pursuant to subsection 8.1.3(i) of the Agreement reflect an Interest Coverage Ratio that yields a different Applicable Margin than that yielded by the monthly financial statements previously delivered pursuant to subsection 8.1.3(ii) of the Agreement for the last month of such fiscal year, the Applicable Margin shall be readjusted retroactive to the preceding Adjustment Date and (ii) if Borrower fails to deliver the financial statements required to be delivered pursuant to subsection 8.1.3(i) or subsection 8.1.3(ii) of the Agreement on or before the due date thereof, the interest rate shall automatically adjust to the highest interest rate set forth above, effective prospectively from such due date until the next Adjustment Date.

          Asset Disposition - as defined in Section 1.01 of the Senior Notes
          -----------------
     Indenture.

          Asset Disposition Adjustment Amount - the aggregate amount of all
          -----------------------------------
     reductions in the Revolving Credit Maximum Amount required to be made pursuant to subsection 3.3.1 of the Agreement.

          Asset Disposition Threshold - $1,000,000 in the aggregate with respect
          ---------------------------
     to all Asset Dispositions occurring on or after July 28, 1999.

          Bank - Fleet National Bank.
          ----

          Base Rate - the rate of interest announced or quoted by Bank from time
          ---------
     to time as its prime rate for commercial loans, whether or not such rate is the lowest rate charged by Bank to its most preferred borrowers; and, if such prime rate for commercial loans is discontinued by Bank as a standard, a comparable reference rate designated by Bank in good faith as a substitute therefor shall be the Base Rate.

          Base Rate Portion - that portion of the Revolving Credit Loans that is
          -----------------
     not subject to a LIBOR Option.

          Borrowing Base - as at any date of determination thereof, an amount
          --------------
     equal to the lesser of:

               (i)  the Revolving Credit Maximum Amount minus the Indebtedness
                                                        -----
          Adjustment Amount; or

               (ii) an amount equal to the sum of:

                    (a) 85% of the net amount of Eligible Accounts outstanding at such date; plus
                             ----

                    (b) the lesser of (I) $25,000,000 and (II) the sum of (A) 60% of the net amount of Eligible Inventory consisting of raw materials and finished goods at such date, plus (B) 25% of the
                                                          ----
               net amount of Eligible Inventory consisting of work-in-process at such date (not to exceed $2,000,000); plus
                                                     ----

                    (c) the lesser of (I) the Fixed Asset Sublimit and (II) the sum of (A) 85% of the value of Eligible Equipment at such date plus (B) 70% of the value of Eligible Real Property at such date; minus;
               -----

                    (d)  the Asset Disposition Adjustment Amount; minus;
                                                                  -----

                    (e)  the Indebtedness Adjustment Amount.

          For purposes hereof, (1) the net amount of Eligible Accounts at any time shall be the face amount of such Eligible Accounts less any and all returns, rebates, discounts (which may, at Agent's option, be calculated on shortest terms), credits, allowances or excise taxes of any nature at any time issued, owing, claimed by Account Debtors, granted, outstanding or payable in connection with such Accounts at such time, (2) the amount of Eligible Inventory shall be determined on a first-in, first-out, lower of cost or market basis in accordance with GAAP, (3) Eligible Equipment shall be valued at orderly liquidation value pursuant to the most recent appraisal obtained pursuant to Section 2.12; provided, that Eligible Equipment purchased subsequent to delivery of an appraisal shall be valued at the hard cost thereof, as evidenced by invoices, receipts and other materials required by Agent with respect thereto, until the delivery of the next subsequent appraisal, at which time such Eligible Equipment shall be valued at orderly liquidation value as reflected in such appraisal, and (4) Eligible Real Property shall be valued at fair market value pursuant to the most recent appraisal obtained pursuant to Section 2.12; provided, that Eligible Real Property purchased subsequent to delivery of an appraisal shall be valued at the purchase price thereof, as evidenced by such materials as are required by Agent with respect thereto, until the delivery of the next subsequent appraisal, at which time such Eligible Real Property shall be valued at fair market value as reflected in such appraisal.

          Business Day - (i) when used with respect to the LIBOR Option, shall
          ------------
     mean a day on which dealings may be effected in deposits of United States Dollars in the London interbank foreign currency deposits market and on which Agent is conducting and other banks may conduct business in London, England, in the State of Wisconsin or the State of Illinois and (ii) when used with respect to any other provision of the Agreement, any day excluding Saturday, Sunday and any day which is a legal holiday under the laws of the State of Wisconsin or the State of Illinois or is a day on which banking institutions located in either of such states are closed.

          Capital Expenditures - expenditures made or liabilities incurred for
          --------------------
     the acquisition of any fixed assets or improvements, replacements, substitutions or additions thereto which have a useful life of more than one year, including the total principal portion of Capitalized Lease Obligations.

          Capitalized Lease Obligation - any Indebtedness represented by
          ----------------------------
     obligations under a lease that is required to be capitalized for financial reporting purposes in accordance with GAAP.

          Capital Source - Capital Source, Inc.
          --------------

          Capital Source Agreements - the agreements, instruments and documents
          -------------------------
     to be executed after the date hereof by Borrower and Capital Source in order to evidence and secure the Dealer Financing Arrangement, which shall be in form and substance substantially similar to the Capital Source Letter of Understanding and otherwise in form and substance satisfactory to Agent.

          Capital Source Letter of Understanding - the letter of understanding
          --------------------------------------
     dated February 7, 2001 between Borrower and Capital Source, a copy of which is attached hereto as Exhibit A.
                           ---------

          Cash Interest Expense - as defined in Exhibit 8.3 to the Agreement.
          ---------------------                 -----------

          Closing Date - the date on which all of the conditions precedent in
          ------------
     Section 9 of the Agreement are satisfied and the initial Loan is made or the initial Letter of Credit or LC Guaranty is issued under the Agreement.

          Code - the Uniform Commercial Code as adopted and in force in the
          ----
     State of Illinois, as from time to time in effect.

          Collateral - all of the Property and interests in Property described
          ----------
     in Section 5 of the Agreement, and all other Property and interests in Property that now or hereafter secure the payment and performance of any of the Obligations.

          Consolidated - the consolidation in accordance with GAAP of the
          ------------
     accounts or other items as to which such term applies.

          Current Assets - at any date means the amount at which all of the
          --------------
     current assets of a Person would be properly classified as current assets shown on a balance sheet at such date in accordance with GAAP.

          Dealer Financing Arrangement - an arrangement whereby the Accounts
          ----------------------------
     owing by an Account Debtor of Borrower that acts as a dealer for Borrower, are sold to Capital Source, as set forth in the Capital Source Agreements.

          Default - an event or condition the occurrence of which would, with
          -------
     the lapse of time or the giving of notice, or both, become an Event of Default.

          Default Rate - as defined in subsection 2.1.2 of the Agreement.
          ------------

          Deposit Account - a demand, time, savings, passbook or like account
          ---------------
     maintained with a bank, savings and loan association, credit union or like organization, other than an account evidenced by a certificate of deposit.

          Derivative Obligations - every obligation of a Person under any
          ----------------------
     forward contract, futures contract, swap, option or other financing agreement or arrangement (including, without limitation, caps, floors, collars and similar agreement), the value of which is dependent upon interest rates, currency exchange rates, commodities or other indices.

          Distribution - in respect of any Person means and includes: (i) the
          ------------
     payment of any dividends or other distributions on Securities (except distributions in such Securities) and (ii) the redemption or acquisition of Securities of such Person, as the case may be, unless made contemporaneously from the net proceeds of the sale of Securities.

          Dominion Account - a special bank account or accounts of Agent
          ----------------
     established by Borrower pursuant to subsection 6.2.4 of the Agreement at banks selected by Borrower, but acceptable to Agent in its sole discretion, and over which Agent shall have sole and exclusive access and control for withdrawal purposes.

          EBITDA - as defined in Exhibit 8.3 to the Agreement.
          ------                 -----------

          Eligible Account - an Account arising in the ordinary course of the
          ----------------
     business of Borrower from the sale of goods or rendition of services which Agent, in its reasonable credit judgment, deems to be an Eligible Account. Without limiting the generality of the foregoing, no Account shall be an Eligible Account if:

               (i) it arises out of a sale made or services rendered by Borrower to a Subsidiary of Borrower or an Affiliate of Borrower or to a Person controlled by an Affiliate of Borrower; or

               (ii) with respect to any Account due to Borrower and arising out of a sale by Borrower's Agricultural and Turf division, it remains unpaid more than 30 days after the original due date shown on the original invoice; and with respect to any other Account, it remains unpaid for more that 60 days after the original due date shown on the original invoice; or

               (iii) it is owed by an Account Debtor and the total unpaid Accounts of such Account Debtor exceed 20% of the net amount of all Eligible Accounts, but only to the extent of such excess; or

               (iv) it is an Account due from an Account Debtor with respect to which any Account is subject to the Dealer Financing Arrangement; or

               (v) any covenant, representation or warranty contained in the Agreement with respect to such Account has been breached; or

               (vi) the Account Debtor is also a creditor or supplier of Borrower or any Subsidiary of Borrower, or the Account Debtor has disputed liability with respect to such Account, or the Account Debtor has made any claim with respect to any other Account due from such Account Debtor to Borrower or any Subsidiary of Borrower, or the Account otherwise is or may become subject to right of setoff by the Account Debtor, provided, that any such Account shall be eligible to
                          --------
          the extent such amount thereof exceeds such contract, dispute, claim, setoff or similar right; or

               (vii) the Account Debtor has commenced a voluntary case under the federal bankruptcy laws, as now constituted or hereafter amended, or made an assignment for the benefit of creditors, or a decree or order for relief has been entered by a court having jurisdiction in the premises in respect of the Account Debtor in an involuntary case under the federal bankruptcy laws, as now constituted or hereafter amended, or any other petition or other application for relief under the federal bankruptcy laws, as now constituted or hereafter amended, has been filed against the Account Debtor, or if the Account Debtor has failed, suspended business, ceased to be Solvent, or consented to or suffered a receiver, trustee, liquidator or custodian to be appointed for it or for all or a significant portion of its assets or affairs; or

               (viii) it arises from a sale or services rendered to an Account Debtor outside the United States, unless the sale is either (1) to an Account Debtor located in any province or territory of Canada other than one in which the Personal Property Security Act has not been adopted in substantially the same form as currently in effect in Ontario (which, as of the date hereof, include Quebec, the Northwest Territories and Nunavut) or (2) on letter of credit, guaranty or acceptance terms, in each case acceptable to Agent in its reasonable credit judgment; or

               (ix) (1) it arises from a sale to the Account Debtor on a bill-and-hold or consignment basis; or (2) it is subject to a reserve established by Borrower or any of its Subsidiaries for potential returns or refunds, to the extent of such reserve; or

               (x) the Account Debtor is the United States of America or any department, agency or instrumentality thereof, unless Borrower or any such Subsidiary, as applicable, assigns its right to payment of such Account to Agent, in a manner satisfactory to Agent, in its reasonable credit judgment, so as to comply with the Assignment of Claims Act of 1940 (31 U.S.C. (S)203 et seq., as amended); or
                                 -- ---

               (xi) it is not at all times subject to Agent's duly perfected, first priority security interest and to no other Lien that is not a Permitted Lien; or

               (xii) the goods giving rise to such Account have not been delivered to and accepted by the Account Debtor or the services giving rise to such Account have not been performed by Borrower and accepted by the Account Debtor or the Account otherwise does not represent a final sale; or

               (xiii) the Account is evidenced by chattel paper or an instrument of any kind, or has been reduced to judgment; or

               (xiv) Borrower or a Subsidiary of Borrower has made any agreement with the Account Debtor for any deduction therefrom, except for discounts or allowances which are made in the ordinary course of business for prompt payment and which discounts or allowances are reflected in the calculation of the face value of each invoice related to such Account; or

               (xv) more than 25% of the Accounts owing from the Account Debtor are not Eligible Accounts hereunder.

          Eligible Equipment - Equipment of Borrower (other than dies, molds,
          ------------------
     tooling, parts, supplies, accessories and the like) which Agent, in its reasonable credit judgment, deems to be Eligible Equipment. Without limiting the generality of the foregoing, no Equipment shall be Eligible Equipment if:

               (i) it is not in good, new and usable condition, subject to ordinary wear and tear; or

               (ii) it does not conform in all respects to any covenants, warranties and representations set forth in the Agreement; or

               (iii) it is at all times subject to Agent's duly perfected, first priority security interest and no other Lien except a Permitted Lien; or

               (iv) it is not situated at a location in compliance with the Agreement or is in transit (or in the case of a motor vehicle, it is not based out of a location in compliance with the Agreement), provided that Equipment situated at a location
          --------
          not owned by Borrower will be Eligible Equipment only if Agent has received a satisfactory landlord's agreement or bailee letter, as applicable, with respect to such location; or

               (v) it is not otherwise acceptable to Agent in its reasonable credit judgment.

          Eligible Inventory - Inventory of Borrower (other than packaging
          ------------------
     materials and supplies, tooling, samples and literature) which Agent, in its reasonable credit judgment, deems to be Eligible Inventory. Without limiting the generality of the foregoing, no Inventory shall be Eligible Inventory if:

               (i) it is not raw materials or finished goods that is readily marketable in its current form or work-in-process that is good and usable condition; or

               (ii) if it is raw materials or finished goods, it is not in good, new and saleable condition; or

               (iii)  it is slow-moving, obsolete or unmerchantable; or

               (iv) it does not meet all standards imposed by any governmental agency or authority; or

               (v) it does not conform in all respects to any covenants, warranties and representations set forth in the Agreement; or

               (vi) it is not at all times subject to Agent's duly perfected, first priority security interest and no other Lien except a Permitted Lien; or

               (vii)  it is not situated at a location in compliance with the
          Agreement or is in transit, provided that Inventory situated at a
                                      --------
          location not owned by Borrower will be Eligible Inventory only if
          Agent has received a satisfactory landlord's agreement or bailee letter, as applicable, with respect to such location; or

               (viii) it is in transit; or

               (ix) it is not otherwise acceptable to Agent in its reasonable credit judgment.

          Eligible Real Property - real Property of Borrower which Agent, in its
          ----------------------
     reasonable credit judgment, deems to be Eligible Real Property. Without limiting the generality of the foregoing, no real Property shall be Eligible Real Property if:

               (i)    it is not real Property owned in fee simple by Borrower;
          or

               (ii) it is not improved Real Property used and usable in Borrower's business; or

               (iii) it does not conform in all respect to any covenants, warranties and representations set forth in the Agreement and any applicable Mortgage; or

               (iv) it is not at all times subject to Agent's duly perfected first priority mortgage Lien and to no other Lien that is not a Permitted Lien; or

               (v) Borrower has not complied with Section 5.3 of the Agreement with respect to such real Property; or

               (vi) it is not otherwise acceptable to Agent in its reasonable credit judgment.

          Environmental Laws - all federal, state and local laws, rules,
          ------------------
     regulations, ordinances, orders and consent decrees relating to pollution or the protection of the environment.

          Equipment - all machinery, apparatus, equipment, fittings, furniture,
          ---------
     fixtures, motor vehicles and other tangible personal Property (other than Inventory) of every kind and description used in the operations of Borrower or any of its Subsidiaries or owned by Borrower or any of its Subsidiaries or in which Borrower or any of its Subsidiaries has an interest, whether now owned or hereafter acquired by Borrower or any of its Subsidiaries and wherever located, and all parts, accessories and special tools and all increases and accessions thereto and substitutions and replacements therefor.

          ERISA - the Employee Retirement Income Security Act of 1974, as
          -----
     amended, and all rules and regulations from time to time promulgated thereunder.

          Event of Default - as defined in Section 10.1 of the Agreement.
          ----------------

          Excess Availability - as defined in Exhibit 8.3 to the Agreement.
          -------------------                 -----------

          Existing Credit Agreement - the Amended and Restated Credit Agreement
          -------------------------
     dated as of July 28, 1999 among Borrower, Parent, the Lenders party thereto and Credit Suisse First Boston, as lead Arranger, Syndication Agent and Administrative Agent.

          Fee Letter - as defined in subsection 2.4 of the Agreement.
          ----------

          Fixed Asset Sublimit - $10,000,000, initially, to be reduced by
          --------------------
     $250,000 on the first anniversary of this Agreement and as of the end of each calendar quarter thereafter, as such amount may be further reduced from time to time pursuant to the terms of this Agreement.

          Fixed Charge Coverage Ratio - with respect to any fiscal year, (i)
          ---------------------------
     EBITDA for such fiscal year minus the sum of (a) any provision for (plus
                                 -----                                   ----
     any benefit from) income taxes included in the determination of Borrower's net earnings (or loss) for such fiscal year plus (b) non-financed Capital Expenditures made during
                      ----
     such fiscal year divided by (ii) Fixed Charges for such fiscal year.
                      ----------

          Fixed Charges - for any fiscal year, the sum of (i) scheduled
          -------------
     principal payments of Money Borrowed (including the principal portion of scheduled payments of Capitalized Lease Obligations) that were made by Borrower during such fiscal year plus Cash Interest Expense for such fiscal
                                      ----
     year.

          GAAP - generally accepted accounting principles in the United States
          ----
     of America in effect from time to time.

          General Intangibles - all personal property of Borrower or any of its
          -------------------
     Subsidiaries (including things in action) other than goods, Accounts, chattel paper, documents, instruments and money, whether now owned or hereafter created or acquired by Borrower or any of its Subsidiaries.

          Guarantors - Parent and each other Person who now or hereafter
          ----------
     guarantees payment or performance of the whole or any part of the Obligations.

          Guaranty Agreements - the Continuing Guaranty Agreement which is to be
          -------------------
     executed on the Closing Date by Parent, in form and substance satisfactory to Agent, together with each other guaranty hereafter executed by any Guarantor.

          Indebtedness - as applied to a Person means, without duplication:
          ------------

               (i) all items which in accordance with GAAP would be included in determining total liabilities as shown on the liability side of a balance sheet of such Person as at the date as of which Indebtedness is to be determined, including, without limitation, Capitalized Lease Obligations;

               (ii) all obligations of other Persons which such Person has guaranteed;

               (iii) all reimbursement obligations in connection with letters of credit or letter of credit guaranties issued for the account of such Person;

               (iv)  Derivative Obligations; and

               (v) in the case of Borrower (without duplication), the Obligations.

          Indebtedness Adjustment Amount - the aggregate amount of all
          ------------------------------
     Indebtedness of Parent, Borrower and their Subsidiaries (other than the Obligations) that is classified as permitted Indebtedness under Section 4.13(b)(xvii) of the Senior Notes Indenture or Section 4.13(b)(xvii) of the Parent Debentures Indenture.

          Intellectual Property - means:  (i) United States, international, and
          ---------------------
     foreign patents and patent applications, (ii) trademarks and service marks, whether or not registered, including all common law rights, and registrations and applications for registration thereof and other source identifiers (including Internet domain names), (iii) copyrights, whether or not registered, and registrations and applications for registration thereof, including copyrights in computer software and databases and (iv) confidential and proprietary information, including trade secrets.


          Interest Coverage Ratio - as defined in Exhibit 8.3 to the Agreement.
          -----------------------                 -----------

          Inventory - all of the inventory of Borrower or any of its
          ---------
     Subsidiaries, whether now owned or hereafter acquired (including inventory purchased on account), including, but not limited to, all goods intended for sale or lease by Borrower or any of its Subsidiaries, or for display or demonstration; all work in process; all raw materials and other materials and supplies of every nature and description used or which might be used in connection with the manufacture, printing, packing, shipping, advertising, selling, leasing or furnishing of such goods or otherwise used or consumed in the business of Borrower or any of its Subsidiaries; and all documents evidencing and General Intangibles relating to any of the foregoing, whether now owned or hereafter acquired by Borrower or any of its Subsidiaries.

          Investment Property - all of the investment property of Borrower or
          -------------------
     any of its Subsidiaries, whether now owned or hereafter acquired, including, but not limited to, all Securities (certificated or uncertificated), securities accounts, securities entitlements, commodity accounts and commodity contracts.

          LC Amount - at any time, the aggregate undrawn face amount of all
          ---------
     Letters of Credit and LC Guaranties then outstanding.

          LC Guaranty - any guaranty pursuant to which Agent or any Affiliate of
          -----------
     Agent shall guaranty the payment or performance by Borrower of its reimbursement obligation under any letter of credit.

          LC Obligations - Any Obligations that arise from any draw against any
          --------------
     Letter of Credit or against any Letter of Credit supported by an LC
     Guaranty.

          Legal Requirement - any requirement imposed upon Agent or any Lender
          -----------------
     by any law of the United States of America or the United Kingdom or by any regulation, order, interpretation, ruling or official directive (whether or not having the force of law) of the Federal Reserve Board, the Bank of England or any other board, central bank or governmental or administrative agency, institution or authority of the United States of America, the United Kingdom or any political subdivision of either thereof.

          Letter of Credit - any standby or documentary letter of credit issued
          ----------------
     by Agent or any Affiliate of Agent for the account of Borrower.

          LIBOR Interest Payment Date - the first day of each calendar month
          ---------------------------
     during and immediately following the applicable LIBOR Period.

          LIBOR Option - the option granted pursuant to subsection 2.3 of the
          ------------
     Agreement to have the interest on all or any portion of the principal amount of the Loans based on a LIBOR Rate.

          LIBOR Period - any period of 1 month, 2 months, 3 months or 6 months
          ------------
     commencing on a Business Day, selected as provided in subsection 2.3(i); provided, that no LIBOR Period shall extend beyond the last day of the
     --------
     Term, unless Borrower and Lenders have agreed to an extension of the Term beyond the expiration of the LIBOR Period in question. If any LIBOR Period so selected shall end on a date that is not a Business Day, such LIBOR Period shall instead end on the next preceding or succeeding Business Day as determined by Agent in accordance with the then current banking practice in London; provided, that Borrower shall not be required to pay double
                --------
     interest, even though the preceding LIBOR Period ends and the new LIBOR Period begins on the same day. Each determination by Agent of the LIBOR Period shall, in the absence of manifest error, be conclusive.

          LIBOR Portion - that portion of the Revolving Credit Loans specified
          -------------
     in a LIBOR Request (including any portion of Revolving Credit Loans which is being borrowed by Borrower concurrently with such LIBOR Request) which is not less than $1,000,000 and is an integral multiple of $100,000, which does not exceed the outstanding balance of Revolving Credit Loans not already subject to a LIBOR Option and, which, as of the date of the LIBOR Request specifying such LIBOR Portion, has met the conditions for basing interest on the LIBOR Rate in Section 2.3 of the Agreement and the LIBOR Period of which was commenced and not terminated.

          LIBOR Rate - with respect to any LIBOR Portion for the related LIBOR
          ----------
     Period, an interest rate per annum (rounded upwards, if necessary, to the next higher 1/8 of 1%) equal to the product of (i) the Base LIBOR Rate (as hereinafter defined) multiplied by (ii) Statutory Reserves. For purposes of
                          ----------
     this definition, the term "Base LIBOR Rate" shall mean the rate (rounded upwards, if necessary, to the next higher 1/8 of 1%) at which deposits of U.S. dollars approximately equal in principal amount to the LIBOR Portion specified in the applicable LIBOR Request are offered to Agent by prime banks in the London interbank foreign currency deposits market at approximately 11:00 a.m., London time, two Business Days prior to the commencement of such LIBOR Period, for delivery on the first day of such LIBOR Period. Each determination by Agent of any LIBOR Rate shall, in the absence of manifest error, be conclusive.

          LIBOR Request - a notice in writing (or by telephone confirmed by
          -------------
     telex, telecopy or other facsimile transmission on the same day as the telephone request) from Borrower to Agent requesting that interest on a Revolving Credit Loan be based on the LIBOR Rate, specifying: (i) the first day of the LIBOR Period; (ii) the length of the LIBOR Period consistent with the definition of that term; and (iii) the dollar amount of the LIBOR Portion, consistent with the definition of such terms.

          Lien - any interest in Property securing an obligation owed to, or a
          ----
     claim by, a Person other than the owner of the Property, whether such interest is based on common law, statute or contract. The term "Lien" shall also include rights of seller under conditional sales contracts or title retention agreements, reservations, exceptions, encroachments, easements, rights-of-way, covenants, conditions, restrictions, leases and other title exceptions and encumbrances affecting Property. For the purpose of the Agreement, Borrower shall be deemed to be the owner of any Property which it has acquired or holds subject to a conditional sale agreement or other arrangement pursuant to which title to the Property has been retained by or vested in some other Person for security purposes.

          Loan Account - the loan account established on the books of Agent
          ------------
     pursuant to Section 3.6 of the Agreement.

          Loan Documents - the Agreement, the Other Agreements and the Security
          --------------
     Documents.

          Loans - all loans and advances of any kind made by Agent or any Lender
          -----
     pursuant to the Agreement.

          Majority Lenders - as of any date, (i) if 2 or fewer Lenders hold
          ----------------
     Revolving Loan Commitments, Lenders holding 100% of the aggregate Revolving Loan Commitments and (ii) if 3 or more Lenders hold Revolving Loan Commitments, Lenders holding 66 2/3% or more of the aggregate Revolving Loan Commitments, but not less than 2 Lenders.

          Material Adverse Effect - (i) a material adverse effect on the
          -----------------------
     business, condition (financial or otherwise), operation, performance or properties of Borrower or any of its Subsidiaries, (ii) a material adverse effect on the rights and remedies of Agent or Lenders under the Loan Documents, or (iii) the material impairment of the ability of Borrower or any of its Subsidiaries to perform its obligations hereunder or under any Loan Document.

          Money Borrowed - means, without duplication, (i) Indebtedness arising
          --------------
     from the lending of money by any Person to Borrower or any of its Subsidiaries; (ii) Indebtedness, whether or not in any such case arising from the lending by any Person of money to Borrower or any of its Subsidiaries, (1) which is represented by notes payable or drafts accepted that evidence extensions of credit, (2) which constitutes obligations evidenced by bonds, debentures, notes or similar instruments, or (3) upon which interest charges are customarily paid (other than accounts payable) or that was issued or assumed as full or partial payment for Property;
     (iii) Indebtedness that constitutes a Capitalized Lease Obligation; (iv) reimbursement obligations with respect to letters of credit or guaranties of letters of credit and (v) Indebtedness of Borrower or any of its Subsidiaries under any guaranty of obligations that would constitute Indebtedness for Money Borrowed under clauses (i) through (iii) hereof, if owed directly by Borrower or any of its Subsidiaries. Money Borrowed shall not include trade payables or accrued expenses.

          Mortgages - All mortgages, deeds of trust and comparable documents now
          ---------
     or at any time hereafter securing the whole or any part of the Obligations.

          Multiemployer Plan - has the meaning set forth in Section 4001(a)(3)
          ------------------
     of ERISA.

          Net Available Cash - as defined in Section 1.01 of the Senior Notes
          ------------------
     Indenture.

          Obligations - all Loans, all LC Obligations and all other advances,
          -----------
     debts, liabilities, obligations, covenants and duties, together with all interest, fees and other charges thereon, owing, arising, due or payable from Borrower to Agent, for its own benefit and the benefit of the Lenders, or from Borrower to Bank, of any kind or nature, present or future, whether or not evidenced by any note, guaranty or other instrument, whether arising under the Agreement or any of the other Loan Documents or otherwise, whether direct or indirect (including those acquired by assignment), absolute or contingent, primary or secondary, due or to become due, now existing or hereafter arising and however acquired, including without limitation any Derivative Obligations owing to Agent, any Lender or Bank.

          Other Agreements - any and all agreements, instruments and documents
          ----------------
     (other than the Agreement and the Security Documents), heretofore, now or hereafter executed by Borrower, any Subsidiary of Borrower or any other third party and delivered to Agent in respect of the transactions contemplated by the Agreement.

          Overadvance - the amount, if any, by which the outstanding principal
          -----------
     amount of Revolving Credit Loans, plus the sum of the LC Amount and reserves, exceed the Borrowing Base.

          Parent - Woods Equipment Company, a Delaware corporation.
          ------

          Parent Debentures - collectively, the 15% Senior Discount Debentures
          -----------------
     due July 15, 2011 in the original aggregate principal amount of $52,204,000 issued by Parent pursuant to the Parent Debentures Indenture, and exchanged on or about November, 1999 for certain 15% Senior Discount Debentures due July 15, 2011 in connection with a certain exchange offer, as the same exist on the Closing Date or are amended in compliance with subsection
     8.2.6 of the Agreement or otherwise with the consent of Majority Lenders.

          Parent Debentures Debt - the Indebtedness of Parent in the original
          ----------------------
     aggregate principal amount of $52,204,000 pursuant to the Parent
     Debentures.

          Parent Debentures Indenture - the Debenture Indenture dated as of July
          ---------------------------
     28, 1999 issued by Parent, as Issuer and United States Trust Company of Texas, N.A., as

     Trustee, as the same exists on the Closing Date or is amended in compliance with subsection 8.2.6 of the Agreement or otherwise with the consent of Majority Lenders.

          Permitted Liens - any Lien of a kind specified in subsection 8.2.5 of
          ---------------
     the Agreement.

          Permitted Purchase Money Indebtedness - Purchase Money Indebtedness of
          -------------------------------------
     Borrower incurred after the date hereof which is secured by a Purchase Money Lien and the principal amount of which, when aggregated with the principal amount of all other such Indebtedness and Capitalized Lease Obligations of Borrower and its Subsidiaries at the time outstanding, does not exceed $500,000. For the purposes of this definition, the principal amount of any Purchase Money Indebtedness consisting of capitalized leases (as opposed to operating leases) shall be computed as a Capitalized Lease Obligation.

          Person - an individual, partnership, corporation, limited liability
          ------
     company, joint stock company, land trust, business trust, or unincorporated organization, or a government or agency or political subdivision thereof.

          Plan - an employee benefit plan now or hereafter maintained for
          ----
     employees of Borrower or any of its Subsidiaries that is covered by Title IV of ERISA.

          Projections - Borrower's forecasted Consolidated (i) balance sheets,
          -----------
     (ii) profit and loss statements, (iii) cash flow statements, and (iv) capitalization statements, all prepared on a consistent basis with the historical financial statements of Borrower and its Subsidiaries, together with appropriate supporting details and a statement of underlying assumptions.

          Property - any interest in any kind of property or asset, whether
          --------
     real, personal or mixed, or tangible or intangible.

          Purchase Money Indebtedness - means and includes (i) Indebtedness
          ---------------------------
     (other than the Obligations) for the payment of all or any part of the purchase price of any fixed assets, (ii) any Indebtedness (other than the Obligations) incurred at the time of or within 10 days prior to or after the acquisition of any fixed assets for the purpose of financing all or any part of the purchase price thereof, and (iii) any renewals, extensions or refinancings thereof, but not any increases in the principal amounts thereof outstanding at the time.

          Purchase Money Lien - a Lien upon fixed assets which secures Purchase
          -------------------
     Money Indebtedness, but only if such Lien shall at all times be confined solely to the fixed assets the purchase price of which was financed through the incurrence of the Purchase Money Indebtedness secured by such Lien.

          Reportable Event - any of the events set forth in Section 4043(b) of
          ----------------
     ERISA.

          Restricted Investment - any investment made in cash or by delivery of
          ---------------------
     Property to any Person, whether by acquisition of stock, Indebtedness or other obligation or Security, or by loan, advance or capital contribution, or otherwise, or in any Property except the following:

               (i) investments by Borrower, to the extent existing on the Closing Date, in one or more Subsidiaries of Borrower;

               (ii)    Property to be used in the ordinary course of business;

               (iii) Current Assets arising from the sale of goods and services in the ordinary course of business of Borrower or any of its Subsidiaries;

               (iv) investments in direct obligations of the United States of America, or any agency thereof or obligations guaranteed by the United States of America, provided that such obligations mature within one
                             --------
          year from the date of acquisition thereof;

               (v) investments in certificates of deposit maturing within one year from the date of acquisition and fully insured by the Federal Deposit Insurance Corporation;

               (vi) investments in commercial paper given the highest rating by a national credit rating agency and maturing not more than 270 days from the date of creation thereof;

               (vii) investments in money market, mutual or similar funds having assets in excess of $100,000,000 and the investments of which are limited to investment grade securities;

               (viii) intercompany loans permitted under subsection 8.2.2(iv) of the Agreement;

               (ix)    investments existing on the date hereof and listed on
          Exhibit 8.2.12 hereto;
          --------------

               (x) investments in Alloway during the 2001 and 2002 fiscal years, not in excess of $100,000 per fiscal quarter, but only so long as the other owners of membership interests in Alloway are simultaneously making investments in Alloway on the same terms and in the same aggregate amounts as is Borrower; and

               (xi) investments otherwise expressly permitted pursuant to the Agreement.

          Revolving Credit Loan - a Loan made by Lender pursuant to Section 1.1
          ---------------------
     of the Agreement.

          Revolving Credit Maximum Amount - $50,000,000, as such amount may be
          -------------------------------
     reduced from time to time pursuant to the terms of the Agreement.

          Revolving Loan Commitment - with respect to any Lender, the amount of
          -------------------------
     such Lender's commitment pursuant to subsection 1.1.1 of the Agreement, as set forth below such Lender's name on the signature page hereof.

          Revolving Loan Percentage - with respect to each Lender, the
          -------------------------
     percentage equal to the quotient of such Lender's Revolving Loan Commitment divided by the aggregate of all Revolving Loan Commitments.
     ------- --

          Revolving Notes - the Secured Promissory Note to be executed by
          ---------------
     Borrower in favor of each Lender to evidence such Lender's Revolving Loan Commitment.

          Security - all shares of stock, partnership interests, membership
          --------
     interests, membership units or other ownership interests in any other Person and all warrants, options or other rights to acquire the same.

          Security Documents - the Guaranty Agreements, the Mortgages and all
          ------------------
     other instruments and agreements now or at any time hereafter securing the whole or any part of the Obligations.

          Seller Secured Debt - the Indebtedness of Borrower to Richard Dale
          -------------------
     Boucher and certain other Persons in the original principal amount of $5,000,000 pursuant to the Seller Secured Note.

          Seller Secured Note - the Promissory Note secured by Deed of Trust
          -------------------
     dated June 30, 1994 issued by Borrower to Richard Dale Boucher and certain other Persons in the original principal amount of $5,000,000, as the same exists on the Closing Date or is amended in compliance with subsection
     8.2.6 or otherwise with the consent of Majority Lenders.

          Senior Notes - collectively, the 12% Senior Notes due July 15, 2009 in
          ------------
     the original aggregate principal amount of $130,000,000 issued by Borrower pursuant to the Senior Notes Indenture, and exchanged on or about November, 1999 for certain 12% Senior Notes due July 15, 2009 in connection with a certain exchange offer, as the same exist on the Closing Date or are amended in compliance with subsection 8.2.6 or otherwise with the consent of Majority Lenders.

          Senior Notes Debt - the Indebtedness of Borrower in the original
          -----------------
     aggregate principal amount of $130,000,000 pursuant to the Senior Notes.

          Senior Notes Indenture - the Senior Notes Indenture dated as of July
          ----------------------
     28, 1999 issued by Borrower, as Issuer, Parent, as Parent Guarantor and United States Trust Company of New York, as Trustee, as the same exists on the Closing Date, or is amended in compliance with subsection 8.2.6 of the Agreement or otherwise with the consent of Majority Lenders.

          Solvent - as to any Person, such Person (i) owns Property whose fair
          -------
     saleable value is greater than the amount required to pay all of such Person's Indebtedness (including contingent debts discounted based on the likelihood of their having to be paid), (ii) is able to pay all of its Indebtedness as such Indebtedness matures and (iii) has capital sufficient to carry on its business and transactions and all business and transactions in which it is about to engage.

          Statutory Reserves - a fraction (expressed as a decimal) the numerator
          ------------------
     of which is the number one, and the denominator of which is the number one minus the aggregate of the maximum reserve percentages (including, without
     -----
     limitation, any marginal, special, emergency or supplemental reserves), expressed as a decimal, established by the Board of Governors of the Federal Reserve System and any other banking authority to which Lender is subject for Eurocurrency Liabilities (as defined in Regulation D of the Board of Governors of the Federal Reserve System or any successor thereto). Such reserve percentages shall include, without limitation, those imposed under such Regulation D. LIBOR Portions shall be deemed to constitute Eurocurrency Liabilities and as such shall be deemed to be subject to such reserve requirements without benefit of or credit for proration, exceptions or offsets which may be available from time to time to any Lender under such Regulation D. Statutory Reserves shall be adjusted automatically on and as of the effective date of any change in any reserve percentage.

          Subordinated Debt - Indebtedness of Borrower or any Subsidiary of
          -----------------
     Borrower that is subordinated to the Obligations in a manner satisfactory to Agent, and contains terms, including without limitation, payment terms, satisfactory to Agent.

          Subsidiary - any Person of which another Person owns, directly or
          ----------
     indirectly through one or more intermediaries, more than 50% of the Voting Stock at the time of determination. For purposes hereof, Alloway shall not be deemed to be a Subsidiary of Borrower.

          Tax - in relation to any LIBOR Portion and the applicable LIBOR Rate,
          ---
     any tax, levy, impost, duty, deduction, withholding or charges of whatever nature required by any Legal Requirement (i) to be paid by any Lender and/or (ii) to be withheld or deducted from any payment otherwise required hereby to be made by Borrower to any Lender; provided, that the term "Tax"
                                                  --------
     shall not include any taxes imposed upon the income of any Lender or franchise taxes.

          Term - as defined in Section 4.1 of the Agreement.
          ----

          Total Credit Facility - $50,000,000, as reduced from time to time
          ---------------------
     pursuant to the terms of the Agreement.

          Unused Line Fee - as defined in Section 2.6 of the Agreement.
          ---------------

          Voting Stock - Securities of any class or classes of a corporation,
          ------------
     limited partnership or limited liability company or any other entity the holders of which are ordinarily, in the absence of contingencies, entitled to vote with respect to the election of corporate directors (or Persons performing similar functions).

          Other Terms.  All other terms contained in the Agreement shall have,
          -----------
when the context so indicates, the meanings provided for by the Code to the extent the same are used or defined therein.

          Certain Matters of Construction.  The terms "herein", "hereof" and
          -------------------------------
"hereunder" and other words of similar import refer to the Agreement as a whole and not to any particular section, paragraph or subdivision. Any pronoun used shall be deemed to cover all genders. The section titles, table of contents and list of exhibits appear as a matter of convenience only and shall not affect the interpretation of the Agreement. All references to statutes and related regulations shall include any amendments of same and any successor statutes and regulations. All references to any of the Loan Documents shall include any and all modifications thereto and any and all extensions or renewals thereof.

                        LIST OF EXHIBITS AND SCHEDULES

Exhibit 2.5         Letter of Credit Charges
Exhibit 6.1.1       Business Locations
Exhibit 7.1.1       Jurisdictions in which Borrower and each Subsidiary is
                    Authorized to do Business
Exhibit 7.1.4       Capital Structure of Borrower and each Subsidiary
Exhibit 7.1.5       Names
Exhibit 7.1.10      Material Changes
Exhibit 7.1.13      Surety Obligations
Exhibit 7.1.14      Tax Identification Numbers of Subsidiaries
Exhibit 7.1.15      Brokers' Fees
Exhibit 7.1.16      Patents, Trademarks, Copyrights and Licenses
Exhibit 7.1.18      Compliance with Laws
Exhibit 7.1.19      Contracts Restricting Right to Incur Debts
Exhibit 7.1.20      Litigation
Exhibit 7.1.21      Defaults and Events of Default
Exhibit 7.1.22      Capitalized and Operating Leases
Exhibit 7.1.23      Pension Plans
Exhibit 7.1.24      Trade Relations
Exhibit 7.1.25      Labor Relations
Exhibit 8.1.3       Compliance Certificate
Exhibit 8.2.2       Loans
Exhibit 8.2.3       Existing Indebtedness
Exhibit 8.2.5       Permitted Liens
Exhibit 8.2.12      Permitted Investments
Exhibit 8.3         Financial Covenants
Exhibit 9.6         Material Adverse Effects
Exhibit A           Capital Source Letter of Understanding

                                 EXHIBIT 6.1.1

                              BUSINESS LOCATIONS

1.   Borrower currently has the following business locations, and no others:

Chief Executive Office:

Other Locations:


2. Borrower maintains its books and records relating to Accounts and General Intangibles at:


3. Borrower has had no office, place of business or agent for process located in any county other than as set forth above, except:


4. Each Subsidiary currently has the following business locations, and no others:

Chief Executive Office:

Other Locations:


5. Each Subsidiary maintains its books and records relating to Accounts and General Intangibles at:


6. Each Subsidiary has had no office, place of business or agent for process located in any county other than as set forth above, except:


7. The following bailees, warehouseman, similar parties and consignees hold inventory of Borrower or one of its Subsidiaries:

===============================================================================================
                                                                                    Owner of
                                                                                    --------
  Name and Address of Party     Nature of Relationship     Amount of Inventory      Inventory
  -------------------------     ----------------------     -------------------      ---------
===============================================================================================
-----------------------------------------------------------------------------------------------

===============================================================================================

                            Exhibit 6.1.1 - Page 1

===============================================================================================
                                                                                    Owner of
                                                                                    --------
  Name and Address of Party     Nature of Relationship     Amount of Inventory      Inventory
  -------------------------     ----------------------     -------------------      ---------
===============================================================================================
-----------------------------------------------------------------------------------------------

===============================================================================================

                            Exhibit 6.1.1 - Page 2

                                 EXHIBIT 7.1.1

                        JURISDICTIONS IN WHICH BORROWER
                             AND ITS SUBSIDIARIES
                         ARE AUTHORIZED TO DO BUSINESS


Name of Entity                                 Jurisdictions
--------------                                 -------------

                            Exhibit 7.1.1 - Page 1

                                 EXHIBIT 7.1.4

                               CAPITAL STRUCTURE

1. The class and the number of authorized and issued Securities of Borrower and each of its Subsidiaries and the record owner of such Securities are as follows:

Borrower:
--------

============================================================================================

    Class of         Number of Securities                            Number of Securities
   Securities       Issued and Outstanding      Record Owners      Authorized but Unissued
   ----------       ----------------------      -------------      -----------------------
============================================================================================
--------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------

============================================================================================

Subsidiaries:
------------

============================================================================================

    Class of         Number of Securities                            Number of Securities
   Securities       Issued and Outstanding      Record Owners      Authorized but Unissued
   ----------       ----------------------      -------------      -----------------------
============================================================================================
--------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------

============================================================================================

2. The number, nature and holder of all other outstanding Securities of Borrower and each Subsidiary are as follows:


3. The correct name and jurisdiction of incorporation or organization of each Subsidiary of Borrower and the percentage of its issued and outstanding Voting Stock owned by Borrower are as follows:

===============================================================================================

                                    Jurisdiction of                  Percentage of Voting
          Name                 Incorporation/Organization          Stock Owned by Borrower
          ----                 --------------------------          -----------------------
===============================================================================================
===============================================================================================

                            Exhibit 7.1.4 - Page 1

===============================================================================================

                                    Jurisdiction of                  Percentage of Voting
          Name                 Incorporation/Organization          Stock Owned by Borrower
          ----                 --------------------------          -----------------------
===============================================================================================
-----------------------------------------------------------------------------------------------

===============================================================================================

4. The name of each of Borrower's and each Subsidiary's corporate or joint venture Affiliates and the nature of the affiliation are as follows:

5. The agreements or instruments binding upon the partners, members or shareholders of Borrower or any of its Subsidiaries and relating to the ownership of its Securities, are as follows:


                             Exhibit 7.1.4 Page 2

                                 EXHIBIT 7.1.5

                                     NAMES

1. Borrower's correct name, as registered with the Secretary of State of the State of Delaware is:



                                  WEC Company



2.   In the conduct of its business, Borrower has used the following names:



3. Each Subsidiary's correct name, as registered with the Secretary of State of the State of its incorporation or formation, is:



4. In the conduct of its business, each Subsidiary has used the following names:



5. Borrower has not been the surviving entity of a merger or consolidation nor has it acquired substantially all the assets of any person.



6. No Subsidiary has been the surviving entity of a merger or consolidation nor has it acquired substantially all the assets of any person.


                            Exhibit 7.1.5 - Page 1

                                EXHIBIT 7.1.10

                               MATERIAL CHANGES


                            Exhibit 7.1.10 - Page 1

                                EXHIBIT 7.1.13

                              SURETY OBLIGATIONS



                            Exhibit 7.1.13 - Page 1

                                EXHIBIT 7.1.14

                  TAX IDENTIFICATION NUMBERS OF SUBSIDIARIES


Subsidiary                                      Number
----------                                      ------


                            Exhibit 7.1.14 - Page 1

                                EXHIBIT 7.1.15

                                 BROKERS' FEES


                            Exhibit 7.1.15 - Page 1

                                EXHIBIT 7.1.16

                 PATENTS, TRADEMARKS, COPYRIGHTS AND LICENSES

1.   Borrower's and its Subsidiaries' patents:

=====================================================================================================
                                            Status in         Federal Registration     Registration
      Patent             Owner            Patent Office              Number                Date
      ------             -----            -------------              ------                ----
=====================================================================================================
-----------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------

=====================================================================================================

2.   Borrower's and its Subsidiaries' trademarks:

=====================================================================================================
                                            Status in         Federal Registration     Registration
    Trademark            Owner            Patent Office              Number                Date
    ---------            -----            -------------              ------                ----
=====================================================================================================
-----------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------

=====================================================================================================

3.   Borrower's and its Subsidiaries' copyrights:

=====================================================================================================
                                           Status in         Federal Registration     Registration
    Copyrights           Owner          Copyright Office            Number                Date
    ----------           -----          ----------------            ------                ----
=====================================================================================================
----------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------

=====================================================================================================

4. Borrower's and its Subsidiaries' licenses (other than routine business licenses, authorizing them to transact business in local jurisdictions):

=====================================================================================================
  Name of License        Nature of License           Licensor             Term of License
  ---------------        -----------------           --------             ---------------
=====================================================================================================
----------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------

=====================================================================================================

5.   Infringement Activities:

                            Exhibit 7.1.16 - Page 1

6.   Unregistered material trademarks, service marks and copyrights:

7. Material license agreements that do not permit assignment or limit the use of license after default:

                            Exhibit 7.1.16 - Page 2

                                EXHIBIT 7.1.18

                             COMPLIANCE WITH LAWS


                            Exhibit 7.1.18 - Page 1

                                EXHIBIT 7.1.19

                   CONTRACTS RESTRICTING RIGHT TO INCUR DEBT

Contracts that restrict the right of Borrower or any of its Subsidiaries to incur Indebtedness:

================================================================================================
 Title of Contract    Identity of Parties      Nature of Restriction        Term of Contract
 -----------------    -------------------      ---------------------        ----------------
================================================================================================
------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------

================================================================================================

                            Exhibit 7.1.19 - Page 1

                                EXHIBIT 7.1.20

                                  LITIGATION

1. Actions, suits, proceedings and investigations pending against Borrower or any Subsidiary:

==============================================================================================
  Title of Action     Nature of Action      Complaining Parties      Jurisdiction or Tribunal
  ---------------     ----------------      -------------------      ------------------------
==============================================================================================
----------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------

==============================================================================================

2. The only threatened actions, suits, proceedings or investigations of which Borrower or any Subsidiary is aware are as follows:

                            Exhibit 7.1.20 - Page 1

                                EXHIBIT 7.1.21

                        DEFAULTS AND EVENTS OF DEFAULT


                            Exhibit 7.1.21 - Page 1

                                EXHIBIT 7.1.22

                       CAPITALIZED AND OPERATING LEASES

Borrower and its Subsidiaries have the following capitalized and operating leases:

===============================================================================================
       Lessee                 Lessor                 Term of Lease           Property Covered
       ------                 ------                 -------------           ----------------
===============================================================================================
-----------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------

===============================================================================================

                            Exhibit 7.1.22 - Page 1

                                EXHIBIT 7.1.23

                                 PENSION PLANS

Borrower and its Subsidiaries have the following Plans:

============================================================================================
                    Party                                       Type of Plan
                    -----                                       ------------
============================================================================================
Borrower
--------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------
Subsidiaries
--------------------------------------------------------------------------------------------

============================================================================================

                            Exhibit 7.1.23 - Page 1

                                EXHIBIT 7.1.24

                                TRADE RELATIONS


                            Exhibit 7.1.14 - Page 1

                                EXHIBIT 7.1.25

             COLLECTIVE BARGAINING AGREEMENTS; LABOR CONTROVERSIES

1. Borrower and its Subsidiaries are parties to the following collective bargaining agreements:

==============================================================================================
      Type of Agreement                    Parties                    Term of Agreement
      -----------------                    -------                    -----------------
==============================================================================================
----------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------

==============================================================================================

2. Material grievances, disputes of controversies with employees of Borrower or any of its Subsidiaries are as follows:

==============================================================================================
              Parties Involved                 Nature of Grievance, Dispute or Controversy
              ----------------                 -------------------------------------------
==============================================================================================
----------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------

==============================================================================================

3. Threatened strikes, work stoppages and asserted pending demands for collective bargaining with respect to Borrower or any of its Subsidiaries are as follows:

==============================================================================================
              Parties Involved                              Nature of Matter
              ----------------                              ---------------
==============================================================================================
----------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------

==============================================================================================

                            Exhibit 7.1.25 - Page 1

                                 EXHIBIT 8.1.3

                            COMPLIANCE CERTIFICATE

                          [Letterhead of WEC Company]


                              __________________, ___

Fleet Capital Corporation, as Agent
20800 Swenson Drive
Suite 350
Waukesha, Wisconsin  53186

          The undersigned, the chief financial officer [Vice President-Finance] of WEC Company, a Delaware corporation ("Borrower"), gives this certificate to Fleet Capital Corporation, in its capacity as Agent ("Agent") in accordance with the requirements of subsection 8.1.3 of that certain Loan and Security Agreement dated February 7, 2001 among Borrower, Agent and the Lenders party thereto ("Loan Agreement"). Capitalized terms used in this Certificate, unless otherwise defined herein, shall have the meanings ascribed to them in the Loan Agreement.

          1. Based upon my review of the balance sheets and statements of income of Borrower and its Subsidiaries for the monthly period ending _______________, ____, copies of which are attached hereto, I hereby certify that:

          (i)  With respect to the Excess Availability covenant contained in
               Exhibit 8.3 to the Loan Agreement:
               -----------

               (a)  The Interest Coverage Ratio is _____ to 1.0.

               (b)  Excess Availability is $__________.

          (ii) Capital Expenditures during the period and for the fiscal year to date total $__________ and $__________, respectively.

          2.   No Default exists on the date hereof, other than:
__________________ ________________________________________________ [if none, so state]; and

          3. No Event of Default exists on the date hereof, other than __________ ____________________________________________________ [if none, so state].

                              Very truly yours,



                              __________________________________________________
                              Chief Financial Officer [Vice President-Finance]

                            Exhibit 8.1.3 - Page 1

                                 EXHIBIT 8.2.2

                                     LOANS

1. Promissory Note dated August __, 1998, by Michael Carney, in favor of WEC Company in the original principal amount of $100,000.

2. Promissory Note dated January 19, 2000, by David W. Ferguson, in favor of WEC Company in the original principal amount of $10,000.

3. Promissory Note dated August __, 1998, by Jerry Johnson, in favor of WEC Company in the original principal amount of $30,000.

4. Promissory Note dated February 2, 2000, by Steve Schriner, in favor of WEC Company in the original principal amount of $7,780.98.

                            Exhibit 8.2.2 - Page 1

                                 EXHIBIT 8.2.3

                             EXISTING INDEBTEDNESS

      Borrower                 Lender                   Amount                  Maturity
      --------                 ------                   ------                  --------

                            Exhibit 8.2.3 - Page 1

                                 EXHIBIT 8.2.5

                                PERMITTED LIENS

===================================================================================
                Secured Party                              Nature of Lien
                -------------                              --------------
===================================================================================
-----------------------------------------------------------------------------------

-----------------------------------------------------------------------------------

-----------------------------------------------------------------------------------

===================================================================================

                            Exhibit 8.2.5 - Page 1

                                EXHIBIT 8.2.12

                             PERMITTED INVESTMENTS

                            Exhibit 8.2.12 - Page 1

                                  EXHIBIT 8.3

                              FINANCIAL COVENANTS

DEFINITIONS
-----------

          Cash Interest Expense - with respect to any period of determination,
          ---------------------
Borrower's and its Subsidiaries' Consolidated interest expense paid in cash, or due (whether or not paid), during such period (excluding interest income), including, without limitation, the interest portion of Capitalized Lease Obligations, as determined in accordance with GAAP.

          EBITDA - with respect to any period of determination, the sum of
          ------
Borrower's and its Subsidiaries' Consolidated net earnings (or loss) before interest expense, income taxes, depreciation and amortization for said period (but excluding any extraordinary gains for such period) as determined in accordance with GAAP.

          Excess Availability - the difference derived when the sum of the
          -------------------
principal amount of Revolving Credit Loans then outstanding (including any amounts which Agent or any Lender may have paid for the account of Borrower pursuant to any of the Loan Documents and which have not been reimbursed by Borrower), the LC Amount and any reserves is subtracted from the value of clauses (ii)(a), (b) and (c) of the definition of the term Borrowing Base
                                                           --------------
contained in the Agreement, but without reference to any dollar sublimits contained therein.

          Interest Coverage Ratio - with respect to any period of 12 consecutive
          -----------------------
months, EBITDA for such period divided by Cash Interest Expense for such period,
                               ----------
determined for Borrower with its Subsidiaries on a Consolidated basis in accordance with GAAP.

COVENANT
--------

          Excess Availability - Borrower shall maintain Excess Availability at
          -------------------
all times hereafter, equal to or greater than (i) $7,000,000, if the Interest Coverage Ratio as of the last day of the most recent month for which financial statements have been delivered pursuant to subsection 8.1.3 of the Agreement, is less than 1.5 to 1.0, or (b) $5,000,000, if the Interest Coverage Ratio as of the last day of the most recent month for which financial statements have been delivered pursuant to subsection 8.1.3 of the Agreement, is equal to or greater than 1.5 to 1.0.

                             Exhibit 8.3 - Page 1

                                  EXHIBIT 9.6

                           MATERIAL ADVERSE EFFECTS


                             Exhibit 9.6 - Page 1

                                   EXHIBIT A

                    CAPITAL SOURCE LETTER OF UNDERSTANDING

                                   Attached.


                              Exhibit A - Page 1